Exhibit 99.1

ASSET PURCHASE AGREEMENT

by and between

Hana Small Business Lending, Inc.,
a Delaware corporation,

as Seller

and

Open Bank,

a California corporation,

as Purchaser

dated as of January 28, 2021

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TABLE OF CONTENTS
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TABLE OF CONTENTS
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SCHEDULES

Schedule 1.1(c)	SBA Loan Schedule, PPP Loan Schedule, Junior Trust Deed Loan Schedule

Schedule 1.11	Litigation - Seller as Plaintiff

Schedule 2.3	Required Consents

Schedule 2.6	Litigation - Seller as Defendant and Third Party Actions

Schedule 2.8	Exceptions to Loan Level Warranties

EXHIBITS

Exhibit 2.8	Loan Level Warranties

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ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of January 28, 2021, (the “Effective Date”), is executed by and between Hana Small Business Lending, Inc., a Delaware corporation (the “Seller”), and Open Bank, a California corporation (the “Purchaser”).  Certain initially capitalized terms used but not defined in this Agreement have the meanings ascribed to them in Section 9.1.

RECITALS

A.Pursuant to Section 7(a) of the Small Business Act of 1953, as amended (the “Small Business Act”), the United States Small Business Administration (the “SBA”) is authorized to guarantee loans (each an “SBA Guaranteed Loan”) made to small business concerns for the purposes of plant acquisition, construction, conversion or expansion, including the acquisition of land, material, supplies, equipment and working capital, when such small business concerns are not able to obtain financing through conventional lending channels;

B.Seller, in the ordinary course of its business, has originated SBA Guaranteed Loans in compliance with the provisions of the Small Business Act and the rules and regulations thereunder (“SBA Rules and Regulations”), which SBA Guaranteed Loans are evidenced by the SBA Notes in favor of Seller.  The SBA Guaranteed Loans originated and funded by Seller prior to the Effective Date remaining outstanding and unpaid as of the Effective Date and in which Seller continues as of the Effective Date to own any interest are identified on the SBA Loan Schedule (the “SBA Loan Schedule”) attached hereto as a part of Schedule 1.1(c)) (the SBA Guaranteed Loans on Schedule 1.1(c) which remain outstanding and unpaid as of a particular future date are collectively referred to the “Existing SBA Loans”);

C.Seller may continue to originate and fund SBA Guaranteed Loans between the Effective Date and the Closing Date (SBA Guaranteed Loans originated and funded by Seller between the Effective Date and the Closing Date and which remain outstanding and unpaid as of a particular date are collectively referred to as the “New SBA Loans;” and collectively with the Existing SBA Loans as of a particular date, are collectively referred to as the “SBA Loans”);

D.Pursuant to and in accordance with the provisions of the Small Business Act and each applicable Loan Guaranty Agreement (Deferred Participation) (SBA Form 750), a portion of each SBA Guaranteed Loan is guaranteed by the SBA (such portion, a “Guaranteed Interest”);

E.Seller has previously sold certain Guaranteed Interests in the Existing SBA Loans to certain Registered Holders pursuant to Secondary Guaranty Participation Agreements (SBA Form 1086) between such Registered Holders, the SBA, and Seller, and in accordance with such Secondary Guaranty Participation Agreements, the parties hereto acknowledge that the SBA is the party in interest with respect to the Guaranteed Interests.  Seller intends to continue to sell the Guaranteed Interests in the New SBA Loans.  Any New SBA Loans as to which Seller has not completed the sale of the Guaranteed Interest as of the Closing Date are referred to as the “Whole SBA Loans”);

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F.For purposes of this Agreement, the “Unguaranteed Interest” of each SBA Loan means all payments and other recoveries on such SBA Loan not constituting payments with respect to the Guaranteed Interest, the FTA’s Fee, the Additional Fee, Excess Spread or the Required Holdback Amount for such SBA Loan, each as defined in the Transfer and Servicing Agreements;

G.The SBA Loans are serviced by Seller, in its capacity as Servicer, in accordance with the terms of the Transfer and Servicing Agreements, Secondary Guaranty Participation Agreements (SBA Form 1086), and Loan Guaranty Agreements (Deferred Participation) (SBA Form 750) (collectively, the “Existing Servicing Agreements,” and the Existing Servicing Agreements remaining in effect on the Closing Date, the “Servicing Agreements”);

H.Seller previously sold, without recourse, all of its rights, title and interest in and to the Unguaranteed Interests in certain of the SBA Loans to Hana ABS 2016-1, LLC and Hana ABS 2019-1, LLC, respectively (collectively, the “Depositors”), pursuant to the Unguaranteed Interest Sale and Assignment Agreement, dated as of November 10, 2016, between Seller and Hana ABS 2016-1, LLC, and the Unguaranteed Interest Sale and Assignment Agreement, dated as of September 13, 2019, between Seller and Hana ABS 2019-1, LLC (collectively, the “Unguaranteed Interest Sale Agreements”).  Seller continues to own the Unguaranteed Interests in SBA Loans that were not sold pursuant to the Unguaranteed Interest Sale Agreements;

I.The Depositors conveyed the Unguaranteed Interests of the SBA Loans acquired by them pursuant to the Unguaranteed Interest Sale Agreements to the Hana SBL Loan Trust 2016-1 (the “2016 Trust”) and the Hana SBL Loan Trust 2019-1 (“2019 Trust,” and collectively with the 2016 Trust, the “Trusts”), pursuant to the Transfer and Servicing Agreements;

J.Upon the conveyance of the Unguaranteed Interests to the Trusts, the Trusts pledged their interests in the Unguaranteed Interests and certain other assets of the Trusts to the Indenture Trustees pursuant to Indentures dated as of November 10, 2016 and September 13, 2019 (collectively, the “Indentures”), between the applicable Trust and the Indenture Trustee, to secure repayment of the notes issued by the Trusts pursuant to the Indentures (collectively, “Securitized Trust Debt”);

K.On or before the closing of the sale transaction contemplated by this Agreement, Seller intends to cause the Securitized Trust Debt to be paid in full, and following payment in full of the Securitized Trust Debt, the release and termination of the pledge to the Indenture Trustees under the Indentures of any and all Transferred Assets in the Trusts;

L.Seller's right, title and interest in and to the Unguaranteed Interests of SBA Loans not previously sold by Seller to the Depositors and in the Whole SBA Loans and certain other assets of Seller are subject to security interests in favor of East West Bank securing indebtedness owing by Seller to East West Bank.  The secured indebtedness of Seller owing to East West Bank or any successor owner of such indebtedness is referred to as the “Line of Credit Indebtedness.”

M.Seller has also made loans under the SBA’s Payment Protection Program established by the federal Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (the “PPP Loans”), which PPP Loans are set forth in the PPP Loan Schedule (the “PPP Loan Schedule”) as a part of Schedule 1.1(c); Seller funded the PPP Loans through a PPP Loan Facility

(the “PPPLF”) provided by the United States Treasury and the Federal Reserve Bank (collectively, the “FRB”), and the PPPLF is secured by Seller’s pledge of the PPP Loans to the FRB;

N.Seller has also made four (4) commercial loans to certain Loan Obligors secured by second priority deeds of trust on commercial real estate of such Loan Obligors, which deeds of trust are junior in priority only to the SBA Loans made to such Loan Obligors (the "Junior TD Loans"), which Junior TD Loans are set forth in the Junior TD Loan Schedule (the “Junior TD Loan Schedule”) as a part of Schedule 1.1(c);

O.Seller desires to sell, and Purchaser desires to acquire (i) all of Seller’s rights, title and interest in and to the Unguaranteed Interests of SBA Loans not previously sold by Seller to the Depositors, (ii) all of Seller’s rights, title and interest in and to the Unguaranteed Interests of SBA Loans previously sold by Seller to the Depositors free and clear of the Securitized Trust Debt; (iii) all of Seller’s rights, title, and interest in and to the Whole SBA Loans, if any, (iv) the Loan Servicing Rights with respect to the SBA Loans as described in Section 1.2, including Seller’s servicing rights and fees and rights to recover Servicing Advances accruing after the Closing Date with respect to the SBA Loans, (v) PPP Loans having an aggregate unpaid principal balance not exceeding Seven Million Dollars ($7,000,000.00) (collectively, the “Transferred PPP Loans”), (vi) the Junior TD Loans, and (vii) all other Loan Assets, including, without limitation, the Transferred Files, loans in the pipeline, and all of the books and records described in Section 1.11 (collectively, the assets listed in items (i) through (vii) are referred to as the “Transferred Assets”).

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE 1
ASSIGNMENTS AND TRANSFERS OF ASSETS

Section 1.1Sale of Loan Assets.

(a)Sale of Transferred Assets.  Subject to the terms and conditions set forth in this Agreement, including issuance of any Required Consents, Seller shall sell, assign and transfer to Purchaser, and Purchaser shall purchase from Seller, all of Seller’s rights, title, and interest in and to the Transferred Assets, free and clear of Liens.  Such conveyance includes, without limitation, (1) Seller’s rights to all payments of principal and interest received on or with respect to the Unguaranteed Interests of the SBA Loans, Whole SBA Loans, Transferred PPP Loans and Junior TD Loans after the Closing Date (regardless of when received), and all such payments, deposits (but excluding the Client Deposits and Holdover Deposits shown on the financial statement of Seller to the extent deducted from the Purchase Price pursuant to Section 1.4(a)), and prepayments as to such payments due after the Closing Date but received on or prior to the Closing Date and intended by the related Loan Obligors to be applied after the Closing Date and which were not deducted in determining Unpaid Principal Balances, (2) any and all loan documents and instruments of and for the SBA Loans, Transferred PPP Loans and Junior TD Loans, including each of the items described in Section 1.10 hereof or in Section 2.01 of the

Transfer and Servicing Agreements, as applicable (each, an “SBA File,” and, collectively, the “SBA Files”), and Transferred PPP Loans (each, a “PPP File,” and collectively, the “PPP Files”), and Junior TD Loans (each, a “Junior TD File,” and collectively the “Junior TD Loan Files”; the SBA Files, PPP Files and Junior TD Loan Files are sometimes collectively referred to as the “Transferred Files”), (3) any insurance policies relating to the Unguaranteed Interests of the SBA Loans, Whole SBA Loans, Transferred PPP Loans and Junior TD Loans; and (4) Seller’s Liens on any collateral pledged to secure the Unguaranteed Interests of the SBA Loans, Whole SBA Loans, Transferred PPP Loans, and Junior TD Loans, and any proceeds of or recoveries with respect to the foregoing paid, realized or collected after the Closing Date.  All of the foregoing described in this Section 1.1(a) are referred to as the “Loan Assets.”

(b)Schedule of Loan Assets.  Purchaser and Seller have agreed upon the Loan Assets to be purchased by Purchaser, and Seller has identified the underlying SBA Loans on Schedule 1.1(c).  Seller will prepare on or prior to the Closing Date a final schedule describing such Loan Assets, taking into account Seller’s interests in New SBA Loans, if any, and payments and payments upon maturity of SBA Loans, Transferred PPP Loans and Junior TD Loans, and taking into account the limitation on PPP Loans which Purchaser will purchase of Seven Million Dollars ($7,000,000.00).

(c)Payments.  Except as otherwise provided in this Agreement, and except to the extent prorated or adjusted between the Parties at Closing, any servicing fees, and any other items of servicing income attributable to the Transferred Assets allocable to any period prior to the Closing, and reimbursements of servicing expenses and servicing advances paid by Seller, shall belong to Seller, and any servicing fees, and any other items of servicing income attributable to the Transferred Assets allocable to any period after the Closing, and reimbursements of servicing expenses and servicing advances paid by Purchaser, shall belong to Purchaser.  After the Closing Date, to the extent that Purchaser receives payments allocable to Seller in accordance with this Agreement and the Closing Agreements (for example, servicing advances and interest allocable to Seller), Purchaser shall promptly account for and turn over such payments to Seller, and to the extent that Seller receives any payments allocable to Purchaser in accordance with this Agreement and the Closing Agreements, Seller shall promptly account for and turn over such payments to Purchaser.

(d)Liens on Unguaranteed Interests Held in Trusts.  As Seller intends to make the redemption payments to pay off the Securitized Trust Debt concurrently with the Closing, it may not be possible to coordinate the redemption and release of the Liens on the Unguaranteed Interests held in the Trusts that are securing the Securitized Trust Debt until after the redemption payments are made.  Seller shall proceed with due diligence to obtain such releases as quickly as possible after the Closing.  Seller’s obligation under the preceding sentence shall survive the Closing.

Section 1.2Loan Servicing Rights.  Subject to the terms and conditions of this Agreement, including any Required Consents, on the Closing Date, Seller shall sell, assign and transfer to Purchaser, and Purchaser shall accept and assume the contract rights, duties and obligations of Seller as servicer with respect to the Loan Assets under the Servicing Agreements, including the rights to receive servicing fees, excess spread and any ancillary income and to recover servicing advances accruing after the Closing Date with respect thereto.  Without limiting the generality of the foregoing, subject to the terms and conditions of this Agreement, on the Closing Date, Seller shall sell, and Purchaser shall accept and assume Seller’s contract rights, duties and obligations of Seller under the existing Transfer and Servicing Agreements.  The contract rights, duties and obligations of Seller to be assumed by Purchaser pursuant to this Section 1.2 are referred to as the “Loan Servicing Rights” of Seller, including the right to receive all servicing fees and ancillary income and to recover servicing advances accruing after the Closing Date with respect to the SBA Loans due and payable after the Closing Date.

Section 1.3Delivery of the Transferred Assets.  Subject to the terms and conditions set forth herein, on the Closing Date, Seller shall execute and deliver to Purchaser, at no additional cost to Purchaser, and where applicable, Purchaser shall execute and deliver the following instruments of transfer and assignment of the Transferred Assets (collectively, the “Transfer and Assignment Documents”), each of which shall be in form and substance mutually satisfactory to Purchaser and Seller, without representation or warranty unless expressly set forth in this Agreement (including the Schedules): (a) an Assignment and Assumption Agreement and Transfer of Loan Servicing Rights (the “Loan Servicing Assignment”) (in which, among other things, the Parties will address transfer of control of trust, custody and escrow funds relating to the Loan Servicing Rights, and Purchaser shall assume any obligations of Seller to depositors of the Client Deposits and Holdover Deposits which are deducted from the Purchase Price pursuant to Section 1.4(a)), and (b) any other instruments of transfer and assignment, including UCC-3 assignments, assignments of deeds of trust, other instruments and agreements of assignment, transfer and conveyance as may be necessary to effect the transfer and assignment of the Transferred Assets to Purchaser.

Section 1.4Purchase Price for Transferred Assets; Deposit.

(a)Purchase Price.  In consideration for the Transferred Assets and other covenants of Seller set forth herein, on the Closing Date, Seller shall accept, and Purchaser shall pay, a cash purchase price (the “Purchase Price”) for the Transferred Assets equal to (i) the unpaid principal balances of the Unguaranteed Interests of the SBA Loans, Whole SBA Loans, and Transferred PPP Loans, as of the Closing Date, minus (ii) Two Million Nine Hundred Fifty Thousand Dollars ($2,950,000.00), and minus (iii) the aggregate amount of Client Deposits, Holdover Deposits, and all other prepayments or deposits received by Seller from Loan Obligors with respect to any of the Loans.  Purchaser shall pay the Purchase Price in cash as provided in Section 1.4(c) by wire transfer of immediately available funds.

(b)Escrow Deposit.  Within two (2) Business Days after the Effective Date, Purchaser shall deposit in escrow (the “Escrow”) with Commerce Escrow, a Division of Opus Bank (“Escrow Holder”) by wire transfer of immediately available funds a deposit in the amount of Five Hundred Thousand Dollars ($500,000.00) (including the interest or other earnings thereon while in escrow, the “Escrow Deposit”), which shall be credited to the Purchase Price.  Purchaser and Seller shall each pay one-half (1/2) of the fee of Escrow Holder.  The Escrow Deposit shall be refunded to Purchaser if this Agreement is terminated for any reason other than under Section 8.1(a)(iii).  If this Agreement is terminated by Seller pursuant to Section 8.1(a)(iii) (which, for the avoidance of doubt, does not include a failure to obtain SBA or other consents through no fault of Purchaser), and Seller timely delivers to Escrow Holder a written demand for payment of the Escrow Deposit, then the Escrow Deposit shall be paid to Seller as liquidated damages, as provided below in this Section 1.4 and in Section 8.1(c).  If Escrow Holder receives a written demand of a Party for payment of the Escrow Deposit, it shall deliver a copy of the demand to the other Party within three (3) Business Days after its receipt of the demand.  If Escrow Holder does not receive a written objection from such other Party to the disbursement of the Escrow Deposit to the demanding party within five (5) Business Days after the delivery of the copy of the demand to the other Party, Escrow Holder shall be authorized to disburse the Escrow Deposit to the demanding Party.  If Escrow Holder timely receives a written objection from the other Party, Escrow Holder shall at its option either continue to hold the Escrow Deposit in escrow pending receipt of joint instructions from the Parties respecting the disposition of the Escrow Deposit, or Escrow Holder shall interplead the Escrow Deposit.  The Parties agree to enter into a separate escrow agreement with Escrow Holder (the “Escrow Agreement”) consistent with the terms of this Agreement.

(c)Payment of Purchase Price from Escrow.  The Purchase Price (including the Escrow Deposit) shall be paid by Purchaser to Seller at Closing upon satisfaction of all of the conditions precedent set forth in Section 5.1 other than the release and termination by the holders thereof of all Liens on any of the Transferred Assets, including the Liens securing the Securitized Trust Debt, the Line of Credit Indebtedness, and the PPPLF (collectively, the “Lien Releases”).  As part of the Closing, an amount of the Purchase Price equal to the sums necessary to redeem the Securitized Trust Debt and pay in full the Line of Credit Indebtedness and the PPPLF shall either be released from Escrow to pay such amounts.  Within two (2) Business Days after receipt by Purchaser of evidence reasonably satisfactory to it of the delivery and filing, as appropriate, of the Lien Releases, Purchaser shall notify the Escrow Holder in writing of the satisfaction of this Lien Release condition (the “Lien Release Escrow Notice”), at which time Escrow Holder shall promptly cause the balance of the Purchase Price proceeds as held by Escrow Holder to be paid to Seller in immediately available funds.  If Escrow Holder has not received the Lien Release Escrow Notice by the date which is 60 days following the Closing Date, Escrow Holder shall at its option either continue to hold the Purchase Price in escrow pending receipt of joint instructions from the Parties respecting the disposition of the Purchase Price, or Escrow Holder shall interplead the Purchase Price.  The foregoing procedure for the escrow and payment of the Purchase Price shall also be set forth in the Escrow Agreement.

Section 1.5Proration of Interest and Servicing on SBA Loans, Whole SBA Loans, Transferred PPP Loans and Junior TD Loans.  Accrued interest and Servicing Fees on the SBA Loans, Whole SBA Loans, Transferred PPP Loans and Junior TD Loans outstanding and unpaid as of the Closing Date shall be prorated between Seller and Purchaser as when received on or after the Closing Date by Seller or Purchaser, with Seller entitled to the accrued interest and Servicing Fees allocable to the Closing Date and periods before the Closing Date, and Purchaser entitled to the accrued interest and Servicing Fees allocable to the period after the Closing Date, based on the relative number of days included in such period through and including the Closing Date and the number of days included in such period after the Closing Date, respectively.  Within three (3) Business Days after receipt by Seller or Purchaser of any payment of accrued interest or Servicing Fees subject to proration hereunder, the recipient shall pay to the other party its share of the payment received by wire transfer of immediately available funds. This Section 1.5 shall survive the Closing.

Section 1.6Delivery of Documents.  In connection with such transfer and assignment of the Transferred Assets hereunder, Seller shall, on the Closing Date, deliver, or cause to be delivered, to Purchaser (or its designee) each of the Transferred Files, including the original documents (or copies where the originals are as of the Closing Date held by a third party custodian) or instruments with respect to each of the Loans.

Section 1.7Changes in Transferred Assets.  The aggregate value of the Transferred Assets may change as a result of, among other things, payments received on the Transferred Assets.  Subject to SBA approval, Seller may sell or make other dispositions of some of the Transferred Assets in the ordinary course consistent with Section 4.1 and without discriminating in a manner adverse to Purchaser, to one or more Persons other than Purchaser.  Seller acknowledges that after the Closing Date, Purchaser shall service the Loans and collect certain fees attributable to the period from and after the Closing Date and shall continue to receive, accept and process payments on the Loans outstanding on the Closing Date.

Section 1.8No Assumption of Pre-Closing Liabilities.  Purchaser is purchasing only the Transferred Assets from Seller, and Seller shall convey the Transferred Assets to Purchaser free and clear of all Liens.  At Closing, Purchaser shall assume only the following specific obligations and liabilities of Seller (the “Assumed Liabilities”) and no others:  (i) the obligation to service the Transferred Assets from and after the Closing Date in accordance with the applicable Servicing Agreements and the requirements of the SBA Rules and Regulations, (ii) Seller’s obligations respecting the Client Deposits and Holdover Deposits owing to the depositors thereof to the extent deducted from the Purchase Price pursuant to Section 1.4(a), and (iii) any other obligation expressly assumed by Purchaser in any Closing Agreements to which it is a party; provided, however, that Purchaser is not, in any case, assuming any obligations or liabilities arising from or relating to:  (A) any Action pending against Seller as of the Closing Date, or (B) for default, legal violations, breaches, repurchase obligations or other acts, errors or omissions of Seller occurring on or before the Closing Date.  Seller shall be responsible for payment of payables to Colson Service Corp. and other payables relating to the servicing of the Loans allocable to periods prior to the Closing Date which are not included in the Assumed Liabilities.

Section 1.9Closing.  Seller and Purchaser agree that the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Seller, 1000 Wilshire Blvd., 20th Floor, Los Angeles, CA 90017, or such other place as Seller and Purchaser may mutually agree in writing, seven (7) Business Days after each Party has written notice and satisfactory evidence to the Party that all of the conditions in Section 5.1 have been satisfied other than the Lien Releases condition, or the Parties have, or applicable Party has, waived in writing any failure of any such conditions to be satisfied, or such other date as Seller and Purchaser may mutually agree in writing (the “Closing Date”).

Section 1.10Ancillary Assets and Rights Transferred.  On the Closing Date, Seller will assign, transfer and deliver to Purchaser, in addition to the Transferred Files, all other books, records, credit files, correspondence files, credit reports, loan approvals, financial and accounting statements and reports, marketing materials, pending SBA loan applications, customer and contact lists, accounts and other documentation and information pertaining to the ownership, operation and servicing of the Transferred Assets (excluding only materials subject to attorney-client privilege and materials Seller is prohibited from delivering under applicable Law).  No trade names, logos, trademarks, service marks, or trade dress shall be assigned, transferred or conveyed to Purchaser, including the names “Hana”, “Hana Financial, Inc.,” “Hana Small Business Lending, Inc.,” or any similar combination of words, or any trade names, logos trademarks, service marks, or trade dress used by Seller or any of its Affiliates in their other businesses

Section 1.11Pending Litigation.  The subject matter of the litigation actions and any other Actions set forth on Schedule 1.11 in which Seller is the plaintiff relate to Transferred Assets.  Following the Closing Date, Purchaser shall undertake the prosecution of those litigation actions and other Actions to the extent outstanding on the Closing Date and deemed appropriate by Purchaser, and, with respect to such Actions as Purchaser elects to pursue, unless Purchaser decides to engage the existing Seller counsel in such actions, Purchaser shall cause counsel of its selection to be substituted as counsel of record in such actions; provided that no liabilities or obligations of Seller with respect to any such litigation or other Actions shall constitute Assumed Liabilities.  If there are other Actions outstanding on the Closing Date as to which it appears that only Purchaser will have a material interest after the Closing Date, then Seller and Purchaser will discuss and potentially transfer responsibility for prosecuting and defending those cases to Purchaser as well (neither Party being obligated to do so unless it otherwise agrees).  Seller and Purchaser shall execute and deliver as part of the Closing any other documents necessary to transition such Actions to Purchaser, but the same shall constitute Assumed Liabilities only if and to the extend agreed in writing by Purchaser.

Article 2
REPRESENTATIONS AND WARRANTIES OF SELLER

To induce Purchaser to enter into and perform this Agreement, Seller represents and warrants to Purchaser as follows on the date hereof and on the Closing Date.

Section 2.1Organization and Qualification of Seller.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Seller is duly licensed or qualified to do business and in good standing in each jurisdiction in which the ownership or use of its assets or conduct of its business requires it to be so qualified or licensed and in good standing except where any such failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

Section 2.2Authority.  Seller has the corporate power and authority to own its assets, including the Servicing Rights and the Transferred Assets, and to conduct its business as currently conducted.  Seller has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Closing Agreements to which it is a party.  The execution and delivery by Seller, and performance by Seller of its obligations under this Agreement and the Closing Agreements to which it is a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Seller and its stockholders, boards, managers or members, as applicable.

Section 2.3No Consents and Approvals.  Except as set forth on Schedule 2.3 (collectively, the “Required Consents”), and except for any application to the SBA which Seller must prepare and file with the SBA to obtain the Required Consents, the execution and delivery of this Agreement by Seller does not, and (upon satisfaction of the conditions set forth in Article 5)

the performance of this Agreement and the Closing Agreements by Seller and the consummation by Seller of the transactions contemplated hereby will not:  (i) violate any provision of the certificate of incorporation or bylaws (or any comparable organization document) of Seller; (ii) conflict with or violate any Law, judicial or administrative order, writ, award, judgment, injunction or decree to which Seller is subject; (iii) require Seller to make any filing with, obtain any permit, consent, license or approval of, or give any notice to, any Governmental Authority; (iv) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or right to require repurchase, pursuant to, any material contract to which Seller is a party or by which any of its properties is bound or affected; or (v) result in the creation of any Lien on any of the Transferred Assets, except, in the case of clauses (ii), (iii), and (iv) for such conflicts, violations, filings, permits, consents, licenses, approvals, notices, breaches or conflicts that would not (a) have a Material Adverse Effect or impair the validity or enforceability of this Agreement, any Closing Agreement or any Transferred Asset or (b) prohibit Seller from consummating the transactions contemplated by this Agreement or the Closing Agreements to which it is a party or performing its obligations hereunder or thereunder.

Section 2.4Enforceability.  Each of this Agreement and the Closing Agreements to which Seller is a party have been and will be duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by each other party thereto, if applicable) each of this Agreement and the Closing Agreements constitutes and will constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the terms thereof, except as the same may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting generally the enforcement of creditors’ rights and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

Section 2.5Title.  Seller possesses and, upon the satisfaction of the conditions set forth herein, on the Closing Date, Seller shall convey, sell and assign to Purchaser, the sole legal, beneficial and valid title to the Transferred Assets, free and clear of all Liens, restrictions on sale or transfer, preemptive rights, options or any other claims by any Person.

Section 2.6Litigation.  Except as set forth on Schedule 2.6, there is no Action pending or, to the knowledge of Seller (including the knowledge of each of the Officer Employees), threatened, against Seller or any asset of Seller (including the Transferred Assets) before any court, arbitrator or Governmental Authority, that (i) would have a Material Adverse Effect, (ii) questions the legality, validity or enforceability of this Agreement, any Closing Agreement, or any Transferred Asset, or (iii) may have the effect of delaying or preventing the consummation of the transactions contemplated by this Agreement or any of the Closing Agreements.  There is no outstanding judgment, order or decree to which Seller or any asset of Seller is subject that would have a Material Adverse Effect.

Section 2.7Loans.  Schedule 1.1(c) attached hereto contains a complete and accurate list of all of the Loans as of the date hereof, and including such detail and information regarding the terms and status of each Loan as Purchaser may require, subject to any repayments or approved sales of such Transferred Assets after the date hereof, and Seller’s interest in New SBA Loans, if any.  Seller shall update and deliver to Purchaser such Schedule 1.1(c) on  the Closing Date to reflect any such subsequent repayments, sales and New SBA Loans.  Each SBA Loan is a SBA

7(a) Loan originated and serviced by Seller in compliance with SBA Rules and Regulations and for which an SBA guarantee is in effect in the percentage and dollar amount set forth on the SBA Loan Schedule.  Seller has not taken or failed to take any action that would cause the SBA guarantee on each Loan to be invalid and unenforceable against SBA and, if presented upon a default in the underlying Loan, Seller has not taken or failed to take any action required to cause the same to be honored by SBA without denial or repair (other than any denial or repair arising after the Closing Date as a result of actions or omissions by Purchaser).  Except as set forth on Schedule 1.1(c), as of the date hereof, no payment or other material Event of Default (or any condition, occurrence or event that, after notice or lapse of time or both, would constitute an Event of Default) has occurred and is continuing under any of the Transferred Assets.  “Event of Default” shall mean the events and circumstances constituting an event of default under the applicable Loan Documents.  Seller has in its possession the originals (or where the originals are held by a third party custodian, then copies) of (and has made available to Purchaser copies of) all documents or instruments constituting the Loan Documents, and the Loan Documents are the only agreements containing the terms of the final agreement between the Loan Obligors and Seller regarding the Loans and the Collateral.

Section 2.8Loan Level Warranties.  All of the Loans were originated by Seller.  The representations and warranties with respect to the loans are set forth in Exhibit 2.8, and any exceptions thereto are set forth on Schedule 2.8.

Section 2.9Taxes.  Seller has properly and timely filed all Tax Returns required to be filed by it, all of which were accurate and complete and in all material respects.  Seller has paid all Taxes required to be paid (or withheld and paid) by it (whether or not shown on a Tax Return).  No audit of Seller by any Tax authority is currently pending or is threatened.  No written notice of any proposed Tax audit, or of any Tax deficiency or adjustment, has been received by Seller, and to Seller’s knowledge, there is no reasonable basis for any tax deficiency or adjustment to be assessed against Seller.  Seller has complied with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) relating to the withholding and payment of Taxes, including the withholding and reporting requirements under Code sections 1441 through 1464, 3401 through 3406, and 6041 through 6049, as well as similar provisions under any other laws, and has, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper Tax authorities all amounts required.  Seller has undertaken in good faith to appropriately classify all service providers as either employees or independent contractors for all Tax purposes.  There are no Liens for Taxes upon any of the Transferred Assets.

Section 2.10SBA and Securitization Status.  Seller remains in good standing with the SBA.  Seller maintains in full force and effect all licenses, permits and qualifications required to originate and service SBA Loans.  Seller has not received any notice of any intent or attempt by the SBA or any other Governmental Authority seeking to suspend, revoke, rescind or terminate Seller’s current SBA loan origination and servicing authority or any license, permit or qualification.

The representations and warranties set forth in this Article 2 shall survive the Closing Date until eighteen (18) months after the Closing Date, meaning that a claim by Purchaser in respect of a breach of those representations and warranties must first be submitted to Seller prior to their expiration or shall be waived, provided, however, that the survival of the representations and warranties set forth in  Sections 2.3 and 2.5 shall not be subject to the eighteen (18) month limitation period.  Upon discovery by Seller or Purchaser of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

EXCEPT AS OTHERWISE PROVIDED HEREIN, THE SALE OF THE TRANSFERRED ASSETS IS ON AN “AS-IS” AND “WHERE-IS” BASIS, AND SELLER MAKES NO REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE TRANSFERRED ASSETS, DOCUMENTS OR BENEFICIAL INTERESTS, INCLUDING, BUT NOT LIMITED ANY OTHER REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE LOAN OBLIGORS, THE COLLATERAL, THE LOAN DOCUMENTS, LIENS, PRIORITY OR ANY OTHER MATTER NOT COVERED BY THIS ARTICLE 2.

Article 3
REPRESENTATIONS AND WARRANTIES OF PURCHASER

To induce Seller to enter into this Agreement, Purchaser represents and warrants to Seller as follows on the date hereof and on the Closing Date:

Section 3.1Organization and Qualification of Purchaser.  Purchaser is a national banking association duly organized, validly existing and in good standing under the laws of the United States.  Purchaser is duly licensed or qualified to do business and in good standing in each jurisdiction in which the ownership or use of its assets or conduct of its business requires it to be so qualified or licensed and in good standing except where any such failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.2Authority of Purchaser.  Purchaser has the requisite corporate right, power and authority to execute, deliver and perform its obligations under this Agreement and the Closing Agreements to which it is a party.  The execution and delivery by Purchaser of, and the performance by Purchaser of its obligations under, this Agreement, the Closing Agreements to which it is a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Purchaser, its board, managers or members, as applicable.

Section 3.3No Consents and Approvals.  Except for any application to the SBA which Purchaser must file, if any, to obtain Required Consents, the execution and delivery of this Agreement by Purchaser does not, and (upon satisfaction of the conditions set forth in Article 5) the performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not:  (i) violate any provision of the organization documents of Purchaser; (ii) conflict with or violate any Law, judicial or administrative order, writ, award, judgment, injunction or decree to which Purchaser is subject; (iii) require Purchaser to make any filing with, obtain any permit, consent, license or approval of, or give any notice to, any Governmental Authority; (iv) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or right to require repurchase, pursuant to, any material contract to which Purchaser is a party or by which any of its properties is bound or affected; or (v) result in the creation of any Lien on any of Purchaser’s assets, except, in the case of clauses (ii), (iii) and (iv) for such conflicts, violations, filings, permits, consents, licenses, approvals, notices, breaches or conflicts that would not (a) have a Material Adverse Effect or impair the validity or enforceability of this Agreement, any Closing Agreement or any Transferred Asset or (b) prohibit Purchaser from consummating the transactions contemplated by this Agreement or the Closing Agreements to which it is a party or performing its obligations hereunder or thereunder.

Section 3.4Enforceability.  Each of this Agreement and the Closing Agreements to which it is a party have been duly executed and delivered by Purchaser, and (assuming due authorization, execution and delivery by each other party thereto, if applicable) each of this Agreement and the Closing Agreements to which it is a party constitutes the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with the terms thereof, except as the same may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting generally the enforcement of creditors’ rights and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

Section 3.5Litigation.  There is no Action pending or, to Purchaser’s knowledge, threatened, against Purchaser, or any property or asset of Purchaser, before any court, arbitrator or Governmental Authority, domestic or foreign, which (i) questions the legality, validity or enforceability of this Agreement or (ii) may have the effect of delaying or preventing the consummation of the transactions contemplated by this Agreement or any of the Closing Agreements.

Section 3.6Financing and SBA Qualification.  Purchaser has or will have on the Closing Date sufficient funds to permit Purchaser to consummate the transactions contemplated hereby and to satisfy all of the conditions to qualification imposed by the SBA.  Purchaser has no reason to believe that it cannot qualify under SBA Rules and Regulations to purchase the Transferred Assets and assume the Assumed Liabilities as provided for in this Agreement.

Section 3.7Investment Representations.  Purchaser is a sophisticated investor with the experience and knowledge to understand and evaluate transactions of the type contemplated by this Agreement and the risks inherent thereto.  Purchaser is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and risks of an investment in the Transferred Assets.

The representations and warranties set forth in this Article 3 shall survive the Closing Date until eighteen (18) months after the Closing Date, meaning that a claim by Seller in respect of a breach of those representations and warranties must first be submitted to Purchaser prior to their expiration or shall be waived; provided, however, that the survival of the representations and warranties set forth in  Sections 3.3 and 3.7 shall not be subject to the eighteen (18) month limitation period. Upon discovery by Seller or Purchaser of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.  The representations and warranties set forth in this Agreement are bargained for assurances and each Party is entitled to rely upon the representations and warranties given to it under this Agreement notwithstanding any investigation undertaken or knowledge obtained by that Party.  EXCEPT AS OTHERWISE PROVIDED HEREIN, PURCHASER MAKES NO REPRESENTATION OR WARRANTY, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY.

Article 4
COVENANTS OF SELLER AND PURCHASER

Section 4.1Conduct of Business Pending the Closing.  Seller covenants and agrees that, from the Effective Date through the Closing Date, Seller will (a) conduct its business in the ordinary course and consistent with past practices (including in respect of loan loss reserves and loan grading), (b) service the Loans in compliance with applicable Law, existing contracts and consistent with past practices and procedures, and (c) not engage in any practice, take any action, fail to take any action or enter into any contract or transaction which would cause any representation or warranty of Seller to be materially untrue or result in a material breach of any covenant made by Seller in this Agreement. However, Seller shall not be required to make or originate any new Loans.

Section 4.2Access to Information.  During the period from the Effective Date to the Closing Date, Seller shall afford the officers, employees, and authorized representatives of Purchaser full and complete access (other than data subject to the attorney-client privilege), at reasonable times upon reasonable notice during normal business hours, to the premises, employees, assets, books and records of Seller (to the extent they relate to the Transferred Assets), and shall furnish to Purchaser such financial, operating data, correspondence with or information maintained by Governmental Authorities in Seller’s possession, and any other information relating to the Transferred Assets (including servicer reports and other information) in Seller’s possession, as Purchaser may reasonably request.  To the extent any such books, records or data are not in Seller’s physical possession and control, Seller shall use commercially reasonable efforts to obtain and provide such information, but at no material cost or expense to Seller.  Seller will furnish all information concerning Seller and the Transferred Assets reasonably required for inclusion in any application or statement to be made in connection with the transactions contemplated by this Agreement to obtain Required Consents.

Section 4.3Notification of Certain Matters.  Seller shall give prompt written notice to Purchaser, and Purchaser shall give prompt written notice to Seller, (a) of the occurrence or non-occurrence of any event known to Purchaser or Seller, as the case may be, the occurrence or non-occurrence of which would cause any representation or warranty contained in this Agreement or the Closing Agreements to be untrue or inaccurate in any material respect when made and as of the Closing Date, (b) that Seller or Purchaser, as the case may be, is unable, and will be unable as of the Closing Date, to comply with or satisfy in all material respects any covenant or agreement to be complied with or satisfied by it hereunder or under this Agreement or the Closing Agreements, (c) of any changes in loan collection activities, and (d) of the receipt of any notice or communication from any Person or Governmental Authority regarding the existence of any pending or threatened action that might reasonably be expected to have a Material Adverse Effect or be material as to any Transferred Asset, or alleging that any approval or consent is required in connection with the consummation of the transactions contemplated hereby, or raising any written objection to the consummation of the transactions contemplated hereby, in each case subject to the laws governing the disclosure of confidential supervisory information.

Section 4.4Cooperation in Obtaining Consents and Approvals.  Seller and Purchaser will each use their respective commercially reasonable efforts to take or cause to be taken all reasonable actions necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including such action as Purchaser (in the case of the actions of Seller) or Seller (in the case of the actions by Purchaser) reasonably considers necessary, proper or advisable, in connection with obtaining Required Consents and making filings with all Governmental Authorities having jurisdiction over the transactions contemplated by this Agreement.  Seller and Purchaser each agree to cooperate in obtaining all consents and approvals from each Person from whom such consent or approval may be required in connection with the Closing of the transactions contemplated by this Agreement, including but not limited to the Required Consents.  Notwithstanding the foregoing neither Seller nor Purchaser shall be required to take or cause to be taken any action in respect of the foregoing if such action would result in additional liability accruing to such party (beyond customary agreements or other documents required to be executed by a Governmental Authority), materially increase the costs expected to be incurred by such party, or otherwise have a material detrimental effect on the economic benefit of the transactions contemplated hereby expected by such party.

Section 4.5Further Assurances.  Upon the terms and subject to the conditions hereof, and subject to Section 4.4, each Party shall use its commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated hereby, including, using its commercially reasonable efforts to obtain all permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and other Persons as are necessary or desirable for the consummation of the transactions contemplated hereby and to fulfill the conditions to the consummation of the transactions contemplated hereby.

Section 4.6Servicing of Loans.

(a)Commencement of Servicing by Purchaser. Purchaser shall service the Transferred Assets immediately following the Closing Date.

(b)Information for Tax Filings.

(i)Each party shall use commercially reasonable efforts to provide to the other party such information, and to perform such calculations, as such party may reasonably request in connection with such party’s preparation, filing and delivery of any Tax Returns, documents, reports, filings, instruments, certificates and opinions pursuant to state and federal Tax laws in connection with the Transferred Assets; provided, however, that Seller shall remain obligated with respect to all Taxes relating to the Loans attributable to the period prior to the Closing Date for which it is liable under applicable Law, and Purchaser shall be obligated with respect to all Taxes relating to the Loans attributable to the period from and after the Closing Date for which it is liable under applicable Law.  This Section 4.6(b) shall survive the Closing without any contractual time limitation.

(ii)All personal property, ad valorem or other similar Taxes (not including income Taxes or Transfer Taxes (as defined below)) levied with respect to the Transferred Assets for a taxable period that includes (but does not end on) the Closing Date shall be apportioned between Seller on the one hand and Purchaser on the other hand, based on the relative number of days included in such period after the Closing Date and the number of days included in such period through and including the Closing Date, respectively.  To the extent that any portion of such a pro-rated Tax is paid or required by law to be paid by one party hereto but required by the foregoing to be borne by another party hereto, such other party shall pay or reimburse the taxpaying party of the amount of such Tax required to be paid or reimbursed.  Each party shall timely and duly cause to be filed all Tax Returns and other documentation with respect to all Taxes subject to this Section 4.6(b)(ii) that are required by law to be filed by such party, and shall pay to the relevant taxing authority all such Taxes that are required to be paid by such party (subject to such reimbursement as provided for herein).

(iii)All transfer, documentary, sales, use, stamp, registration or other similar Taxes and fees (collectively, “Transfer Taxes”) incurred in connection with the transactions contemplated by this Agreement shall be shared equally by Purchaser and Seller.  All necessary Tax Returns and other documentation with respect to all such Transfer Taxes shall be prepared by the party required to submit such Tax Returns under applicable law, and the expenses related to the preparation of such Tax Returns shall be borne by the party required to submit the Tax Return.  If required by applicable law, Seller and Purchaser shall join in the execution of any such Tax Returns and other documentation.  Seller and Purchaser shall provide each other with copies of each such Tax Return, together with proof of payment of any Tax shown thereon to be due, promptly after filing.

(c)Seller Filings Respecting Servicing.  Seller shall prepare and file all reports relating to the Transferred Assets that are required, in connection with the transactions contemplated hereunder, to be filed under the Servicing Agreements or applicable Law, except with respect to Tax matters, which are governed by Section 4.6(b), and Seller shall provide a copy of all such reports to Purchaser, if requested.  Seller shall promptly forward to Purchaser any notices they may receive from any Governmental Authority with respect to the Transferred Assets or such reporting obligations following the Effective Date.  Purchaser shall prepare and deliver to Seller and all other Persons entitled to receive such reports under the SBA Rules and Regulations, including, on a monthly basis all reports via electronic file.

Section 4.7Transportation Costs; Risk of Loss.

(a)Care of Transferred Files.  Seller shall be fully responsible for the due care of all Transferred Files prior to and on the Closing Date, including without limitation, all obligations with respect to the Transferred Files and the retrieval thereof in accordance with the applicable servicing agreements.  Purchaser shall be fully responsible for the due care of all files and documents evidencing or relating to the Transferred Files as provided to Purchaser by Seller after the Closing Date, including without limitation, all obligations with respect to the Transferred Files and the retrieval there of in accordance with the applicable servicing agreements.

(b)Transportation Expenses.  All expenses in connection with transportation and delivery of the Transferred Files will be paid in accordance with Section 8.9.  From and after the Closing Date, Purchaser bears the risk of loss with respect to the Transferred Files, subject to Section 4.7(a).

Section 4.8Missing Documents.

(a)Seller Effort.  Seller will use commercially reasonable efforts to deliver to Purchaser any Transferred Files (or part thereof) that are lost, missing or otherwise not in the possession of either Purchaser or Seller.  Without restricting or limiting the generality of the foregoing, Seller acknowledges and agrees that Purchaser will have no obligation to secure or obtain any assignment that predates the assignment of any SBA Loan to Purchaser that is not contained in the SBA Files.  Seller will obtain any and all such assignments that may be missing from the SBA Files from the appropriate source.  The failure of Seller to deliver any SBA Files (including any such assignments other than assignments to Purchaser), any other contents of the SBA Files that are lost, missing or otherwise not in the possession of Seller, will not reduce Seller’s obligations under this Agreement, including indemnification obligations.

(b)Lost Loan Documents.  If any note or other Loan Document is lost, missing or otherwise not in the possession of Purchaser, Seller shall provide an executed assignment and a lost instrument affidavit in form and substance reasonably acceptable to Purchaser.

(c)Loan Documents in Possession of Others.  Seller will have the sole responsibility to obtain any of the Loan Documents in the possession of any attorneys, trustees, servicers, custodians, collection agencies or foreclosing trustees or, by virtue of the various Closing Agreements, to transfer to Purchaser the right to obtain such Loan Documents.

Section 4.9Survival of Covenants.  The covenants of Purchaser and Seller under this Agreement that imply performance after the Closing shall survive the Closing of the transactions contemplated by this Agreement.

Article 5
CONDITIONS TO CLOSING

Section 5.1Conditions to the Obligations of Purchaser and Seller to Close.  The obligations of the Parties hereto to effect the Closing are subject to the satisfaction (or waiver by all Parties) prior to the Closing of the following conditions:

(a)No Injunctions.  No court or Governmental Authority of competent jurisdiction, shall have enacted, issued, promulgated, enforced or entered any Law, rule, regulation, non-appealable judgment, decree, injunction or other order that is in effect on the Closing Date and enjoins, restrains or prohibits this Agreement or the consummation of any of the material transactions contemplated hereby.

(b)No Material Pending Actions.  There shall not be pending any material Action initiated by a Person other than Parties or their respective Affiliates seeking to enjoin or restrain consummation of the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(c)Consents.  Each of the Required Consents shall have been received by Seller and each shall be in form and substance reasonably satisfactory to Purchaser and Seller.

(d)Covenants.  The covenants and agreements of Seller to be performed on or prior to the Closing pursuant to this Agreement and the Closing Agreements shall have been duly performed in all material respects, and Purchaser shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller familiar with the transactions contemplated by this Agreement.

Section 5.2Conditions to the Obligation of Purchaser to Close.  The obligation of Purchaser to effect the Closing is subject to the satisfaction (or waiver by Purchaser) prior to the Closing of the following further conditions:

(a)Representations and Warranties.  The representations and warranties of Seller contained in this Agreement (including the Schedules hereto) shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made at and as of the Closing Date, unless expressly limited to the Effective Date, in which case they shall have been true and correct in all material respects as of the Effective Date.  Seller shall have delivered to Purchaser a certificate signed by a duly authorized officer of Seller familiar with the transactions contemplated by this Agreement, dated the Closing Date, to the effect set forth in this Section 5.2(a).

(b)Securitized Trust Debt; Line of Credit Indebtedness; PPPLF; Lien Releases.  The Securitized Trust Debt shall be repaid or redeemed, and the Line of Credit Indebtedness and the PPPLF shall be repaid at or prior to the Closing Date, and Purchaser shall have received a certificate to such effect executed by a duly authorized officer of Seller or other evidence of such repayment or redemption as may be reasonably required by Purchaser.  The delivery and filing of the Lien Releases including those applicable to the Securitized Trust Debt, the Line of Credit Indebtedness and the PPPLF shall not be a condition of Closing, but shall be subject to Section 1.4 and the Escrow Agreement.

(c)PPP loans. The outstanding aggregate principal balance of the Transferred PPP Loans shall not exceed Seven Million Dollars ($7,000,000.00) on the Closing Date.

(d)Proceedings, Instruments Satisfactory.  All proceedings, corporate or otherwise, to be taken by Seller in connection with the transactions contemplated by this

Agreement, and all documents incident thereto, including the Closing Agreements, shall be reasonably satisfactory in form and substance to Purchaser and Purchaser’s counsel, and Seller shall have made available to Purchaser for examination the originals or true and correct copies of all documents in Seller’s possession which Purchaser may reasonably request in connection with the transactions contemplated by this Agreement and the Closing Agreements.

(e)Assignment of Transferred Assets; Closing Agreements.  Seller shall have executed and delivered (or caused to be executed and delivered) to Purchaser the Closing Agreements, including the Transfer and Assignment Documents, any required notices to Colson Services as Fiscal Transfer Agent with respect to the PPP Loans, and any other assignments, endorsements, agreements or documents as required herein to vest ownership of the Transferred Assets in Purchaser.

(f)Other Deliveries.  Purchaser shall have received such other documents, agreements, instruments and other items in Seller’s possession as Purchaser may reasonably request consistent with Seller’s obligations under this Agreement.

Section 5.3Conditions to the Obligation of Seller to Close.  The obligation of Seller to effect the Closing is subject to the satisfaction (or waiver by Seller) prior to the Closing of the following further conditions:

(a)Representations and Warranties.  The representations and warranties of Purchaser contained in this Agreement shall be true and correct at and as of the Closing with the same force and effect as though made at and as of the Closing Date.  Purchaser shall have delivered to Seller a certificate signed by a duly authorized officer of Purchaser familiar with the transactions contemplated by this Agreement, dated the Closing Date, to the effect set forth in this Section 5.3(a).

(b)Covenants.  The covenants and agreements of Purchaser to be performed on or prior to the Closing shall have been duly performed in all material respects, and Seller shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Purchaser familiar with the transactions contemplated by this Agreement.

(c)Proceedings, Instruments Satisfactory.  All proceedings, corporate or otherwise, to be taken by Purchaser in connection with the transactions contemplated by this Agreement, and all documents incident thereto, including the Closing Agreements, shall be reasonably satisfactory in form and substance to Seller and Seller’s counsel, and Purchaser shall have made available to Seller for examination the originals or true and correct copies of all documents which Seller may reasonably request in connection with the transactions contemplated by this Agreement and the Closing Agreements.  At Closing, Purchaser shall deliver a copy of the resolutions of its board of directors authorizing the transactions contemplated by this Agreement and the Closing Agreements.

(d)Closing Agreements.  Purchaser shall have executed and delivered to Seller the Closing Agreements to which it is a party.

(e)Purchase Price.  Purchaser shall have paid the Purchase Price to Escrow Holder pursuant to Section 1.4 and the Escrow Agreement.

(f)Other Deliveries.  Seller shall have received such other documents, agreements, and instruments, and other items in Purchaser’s possession as Seller may reasonably request consistent with Purchaser’s obligations under this Agreement.

Article 6
INDEMNIFICATION

Section 6.1Indemnification by Seller.  If the Closing occurs, Seller shall indemnify, hold harmless, and defend Purchaser Indemnified Parties from and against any damage, claim, liability, deficiency, loss, cost or expense (including reasonable attorneys’ fees but excluding any damages, claims, deficiencies, losses, costs or expenses arising from the gross negligence, willful misconduct or breach of this Agreement by the Indemnified Party) (“Damages”) that any of them actually suffer, incur or sustain resulting from (whether or not arising out of third party claims):  (i) any breach of any representation or warranty made by Seller in this Agreement or any other Closing Agreement , (ii) any breach of any covenant to be performed by Seller pursuant to this Agreement or any other Closing Agreement, (iii) Seller’s failure to service the SBA Loans or any other Loans in accordance with the Servicing Agreements and applicable Law, as applicable, before the Closing Date, (iv) Seller’s failure to comply with SBA Rules and Regulations and other applicable Law before the Closing Date which results in a repurchase obligation or the dishonor in whole or in part by SBA of its guaranty of an SBA Loan or any other Damages to Purchaser, and (v) Seller Taxes.

Section 6.2Indemnification by Purchaser.  If the Closing occurs, Purchaser shall defend, indemnify, hold harmless Seller Indemnified Parties from and against any Damages that any of them actually suffer, incur or sustain resulting from (whether or not arising out of third party claims):  (i) any breach of any representation or warranty made by Purchaser in this Agreement or any other Closing Agreement, (ii) any breach of any covenant to be performed by Purchaser pursuant to this Agreement or any other Closing Agreement, (iii) any breach by Purchaser of any Assumed Liabilities of Seller, and (iv) any failure to service the SBA Loans or any other Loans in compliance with the Servicing Agreements, or failure to comply with SBA Rules and Regulations or applicable Law after the Closing Date.

Section 6.3Notification.  Each Party (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) of the existence of any claim, demand or other matter to which the Indemnifying Party’s indemnification obligations would apply and shall give the Indemnifying Party reasonable opportunity to then defend the same at its own expense and with counsel of the Indemnifying Party’s selection, which choice of counsel and defense shall be subject to the Indemnified Party’s continuing review; provided, that the Indemnified Party shall at all times also have the right to fully participate in the defense at its own expense, or to take control of such defense if it reasonably determines that the performance of such counsel or conduct of the defense is not adequate and notifies the Indemnifying Party thereof, including in the notice in reasonable detail the basis for its determination, in which case the reasonable costs of the defense shall be at Indemnifying Party’s expense.  If the Indemnifying Party shall, within a reasonable time after this notice, fail to defend, the Indemnified Party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising its good faith business judgment) the claim or other matter on behalf, for the account and at the risk of the Indemnifying Party.  If the claim is one that cannot by its nature be defended solely by the Indemnifying Party, then the Indemnified

Party shall make available all information and assistance that the Indemnifying Party may reasonably request at no cost to the Indemnified Party.  The Indemnifying Party shall not settle or compromise any claim without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that consent of the Indemnified Party is not required if it receives a full, irrevocable unconditional release of liability as part of the settlement or compromise.

Section 6.4Limitation of Indemnification.  Any claim brought under Section 6.1 or Section 6.2 is subject in each case to the following limitations and restrictions:

(a)Survival.  An indemnification claim for breach of a representation or warranty may not be asserted after the end of the survival period for such representation or warranty set forth in Articles 2 and 3, respectively.  An indemnification claim based upon breach of a covenant contained in this Agreement required to be performed on or before the Closing Date may not be first asserted after 18 months after the Closing Date.  An indemnification claim under Section 6.1(iii) or (iv) may not be first asserted after 18 months after the Closing Date.

(b)Damages Basket and Cap.  Damages with respect to breaches of representations and warranties will be payable by an Indemnifying Party only if and at such time as the aggregate amount of all Damages suffered by the Purchaser Indemnified Parties or the Seller Indemnified Parties, as applicable, exceeds Fifty Thousand Dollars ($50,000.00) (the “Basket”) at which time the Indemnifying Party shall pay the Indemnified Party the entire aggregate amount of all Damages.  In determining the aggregate amount of Damages suffered by Purchaser Indemnified Parties or the Seller Indemnified Parties, as applicable, such amount shall be determined collectively as a whole without duplication and not individually as to any Person.  Damages shall be reduced by the amount of any insurance proceeds (net of expenses of collection) actually received in connection with such Damages.  Each Indemnified Party will exercise its commercially reasonable efforts to collect insurance proceeds under applicable insurance policies that are then in force if and to the extent that such Damages relate to an event covered by such insurance policies; provided, however, it is not a condition to indemnification under this Agreement that such efforts have been exhausted.  If the Indemnified Party shall receive any such insurance proceeds after payment of any Damages by the Indemnifying Party, the Indemnified Party shall pay to the Indemnifying Party the lesser of the amount of such insurance proceeds (net of expenses of collection) and the amount actually paid by the Indemnifying Party to the Indemnified Party in respect of such Damages.  Notwithstanding the foregoing, in no event shall the aggregate Damages payable by an Indemnifying Party exceed Two Million Dollars ($2,000,000.00) (the “Cap”).

Section 6.5Indemnification as Sole Remedy.  After the Closing occurs, absent fraud, the sole remedy of a Party under this Agreement for any default under this Agreement or breach or inaccuracy of any warranty and representation in this Agreement shall be indemnification under this Article 6, except that a Party shall be entitled to seek injunctive relief where appropriate.

Article 7
CONFIDENTIALITY AND PUBLICITY

Section 7.1Confidentiality.

(a)Seller Obligation.  Seller shall use its best efforts to keep strictly confidential the terms of this Agreement and any and all information about (i) Purchaser or Purchaser’s Affiliates provided to Seller or their Affiliates, agents or representatives in the course of negotiations relating to this Agreement or any transaction contemplated by this Agreement, and (ii) information relating to the Transferred Assets, and Seller has instructed its respective officers, employees, agents and other representatives having access to such information of such obligation of confidentiality.

(b)Purchaser Obligation.  Purchaser shall use its best efforts to keep strictly confidential the terms of this Agreement and any business and financial information about Seller (other than information specifically relating to the Transferred Assets) provided to Purchaser in connection with this Agreement, and Purchaser has instructed its respective officers, employees, agents and other representatives having access to such information of such obligation of confidentiality.

(c)Exceptions.  The obligations of confidentiality set forth in this Section 7.1 shall not apply to information (i) disclosed to each Party’s counsel or independent auditors or other advisors, or to Purchaser’s prospective lenders, investors or partners in connection with the transactions contemplated hereby, (ii) requested to be disclosed by or to any Governmental Authority or required to be disclosed by Law or administrative proceeding, or required to be disclosed under any state or federal securities laws or in filings made by the Parties in connection with the foregoing, (iii) for which a Party has received a subpoena or similar demand (provided that such Party shall to the extent permitted by applicable Law first, as promptly as practicable upon receipt of such demand, furnish a copy to the other Party), (iv) generally available to the public or in the possession of the receiving Party before its disclosure under this Agreement, (v) disclosed by a Party in connection with a proceeding to enforce its rights against the other Party for a breach arising under this Agreement, (vi) that is necessary to effectuate the transfer of the Transferred Assets to Purchaser or to enforce the rights of Purchaser under this Agreement or the Closing Agreements, or (vii) that is necessary in connection with Purchaser investor and partner requirements.

Section 7.2Publicity.  Except as otherwise required by applicable laws or regulations, prior to the Closing Date, except for a press release which shall be mutually approved by the parties, a Current Report on Form 8-K, and other Exchange Act filings to be filed by Purchaser concerning this Agreement and the transactions contemplated by this Agreement (which shall also be subject to the prior approval of Seller, with such approval not unreasonably withheld, before being published as it relates to the transaction under this Agreement), neither Party shall issue any press release or make any other public statement, in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other Party to the contents and the manner of presentation and publication thereof.

Section 7.3Survival.  The provisions of this Article 7 shall survive the termination of this Agreement.

Article 8
GENERAL PROVISIONS

Section 8.1Termination of Agreement.

(a)Grounds for Termination.  This Agreement may be terminated at any time prior to the Closing:

(i)by mutual written consent of the Parties;

(ii)by Seller if the Closing shall not have occurred by the Termination Date for any reason other than a material breach of this Agreement by Seller;

(iii)by Seller upon any material breach or inaccuracy of a representation or warranty, or material breach of any covenant, by Purchaser in this Agreement which is not cured within ten (10) Business Days after Purchaser receives written notice of the breach from Seller; provided that Purchaser shall not have this cure period for its failure to pay to Escrow Holder the balance of the Purchase Price on the Closing Date;

(iv)by Purchaser if the Closing shall not have occurred by the Termination Date for any reason other than a material breach of this Agreement by Purchaser;

(v)by Purchaser upon any material breach or inaccuracy of a representation or warranty, or material breach of any covenant by Seller which is not cured within ten (10) Business Days after Seller receives written notice of the breach from Purchaser, or

(vi)by a Party not in default upon failure of a condition in its favor in Article 5 to be satisfied or waived in writing by it on the Termination Date or any earlier date upon which such condition is required to be satisfied.

Except as otherwise expressly provided in this Section 8.1 and any provisions of this Agreement which by their express terms survive the termination of this Agreement, neither Party shall have any liability to the other hereunder of any nature, including any liability for damages, as a result of a termination of this Agreement.

(b)Purchaser Right to Termination Damages.  If this Agreement is terminated by Seller in breach of this Agreement or by Purchaser pursuant to Section 8.1(a), then Purchaser shall be entitled to the return of the Escrow Deposit, and if Purchaser terminates this

Agreement pursuant to Section 8.1(v), Seller shall promptly, and in any event no later than two (2) Business Days after the date of such termination, pay Purchaser liquidated damages (which the Parties agree satisfies the same criteria and justification as is set forth in Sec lion 8.1(c)) of Five Hundred Thousand Dollars ($500,000.00) (the “Termination Damages”), payable by wire transfer of same-day funds. Seller’s payment shall be the sole and exclusive remedy of Purchaser for damages against Seller and their respective Representatives with respect to the bread) of any covenant or agreement giving rise to such payment, except that nothing contained in this paragraph shall serve to waive or otherwise limit Purchaser’s recovery of attorney’s fees and costs under Section 8.14 For the avoidance of doubt, it is understood that failure to obtain Required Consents for the transaction through no fault of Seller, after Seller’s commercially reasonable efforts to obtain the Required Consents, shall not obligate Seller to pay the Termination Damages- PURCHASER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH PURCHASER’S DAMAGE BY REASON OF SELLER’S BREACH OR MISREPRESENTATION UNDER THIS AGREEMENT PRIOR TO CLOSING. ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT OF BREACH OR MISREPRESENTATION BY SELLER UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD PURCHASER, AS PURCHASER’S SOLE AND EXCLUSIVE DAMAGE REMEDY, LIQUIDATED DAMAGES EQUAL TO THE AMOUNT OF THE TERMINATION DAMAGES, LESS ONE-HALT (1/2) OF ESCROW HOLDER'S FEES AND EXPENSES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL SERVE TO WAIVE OR OTHERWISE LIMTT PURCHASER’S RECOVERY OF ATTORNEY’S FEES AND COSTS UNDER SECTIONS 8.14 Seller’s initials Purchaser’s initials (c) Seller Right to Liquidated Damages. If this Agreement is terminated by Seller pursuant to Section 8. IfaKiii) due to a materia] breach of a representation, warranty, or covenant by Purchaser, then Seller shall be entitled to liquidated damages in the amount of the Escrow Deposit. Fortlie avoidance of doubt, it is understood that failure to obtain Required Consents, prior to the Termination Date, for the transaction tlirough no fault of Purchaser, after Purchaser’s commercially reasonable efforts to obtain the Required Consents, shall ttot result in Purchaser’s loss of the Escrow Deposit, PURCHASER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, n WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER’S DAMAGE BY REASON OF PURCHASER’S BREACH OR MISREPRESENTATION UNDER THIS AGREEMENT PRIOR TO CLOSING, ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT OF BREACH OR MISREPRESENTATION BY PURCHASER UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER, AS SELLER’S SOLE AND EXCLUSIVE DAMAGE REMEDY, LIQUIDATED DAMAGES EQUAL TO THE AMOUNT OF THE DEPOSIT, LESS ESCROW HOLDER’S FEES AND EXPENSES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL SERVE TO WAIVE OR OTHERWISE LIMIT SELLER’S RECOVERY OF ATTORNEY’S FEES AND COSTS UNDER SECTION 8.14.

Agreement pursuant to Section 8.1(v). Seller shall promptly, and in any event no later than two (2) Business Days after the date of such termination, pay Purchaser liquidated damages (which the Parties agree satisfies the same criteria and justification as is set forth in Section 8.1(c)) of Five Hundred Thousand Dollars ($500,000.00) (the ‘Termination Damages”), payable by wire traisfer of same-day funds. Seller’s payment shall be the sole and exclusive remedy of Purchaser for damages against Seller and their respective Representatives with respect to the breach of any covenant or agreement giving rise to such payment, except that nothing contained in l his paragraph shall serve to waive or otherwise limit Purchaser's recovery of attorney’s fees and costs under Section 8.14. For the avoidance of doubt, it is understood that failure to obtain Required Consents for the transaction through no fault of Seller, after Seller’s commercially reasonable efforts to obtain the Required Consents, shall not obligate Seller to pay the Tetmination Damages. PURCHASER AND SELLER AGREE THAT BASED UPON THE QTCUM STANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH PURCHASER’S DAMAGE By REASON OF SELLER’S BREACH OR MISREPRESENTATION UNDER THIS AGREEMENT PRIOR TO CLOSING. ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT OF BREACH OR MISREPRESENTATION BY SELLER UbDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD PURCHASER, AS PURCHASER’S SOLE AND EXCLUSIVE DAMAGE REMEDY, LIQUIDATED DAMAGES EQUAL TO THE AMOUNT OF THE TERMINATION damages, less one-half (1/2) of escrow holder’s fees and expenses. NOTHING CONTAINED IN THIS PARAGRAPH SHALL SERVE TO W'AIVE OR OTHERWISE LIMIT PURCHASER’S RECOVERY OF ATTORNEY’S FEES AND COSTS Ub DER SECTION 8.14. Seller’s initials Purchaser’s initials (c) Seller Right to Liquidated Damages. If this Agreement is terminated by Seller pursuant to Section 8, l(aWiii) due to a material breach of a representation, wa Tanty, or covenant by Purchaser, then Seller shall be entitled to liquidated damages in the amount of the Escrow Deposit. For the avoidance of doubt, it is understood that failure to obtain Required Consents, prior to the Termination Date, for the transaction through no fault of Purchaser, after Purchaser’s commercially reasonable efforts to obtain the Required Consents. sha(ll not result in Purchaser’s loss of the Escrow Deposit. PURCHASER AND SELLER AG REE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER’S DAMAGE BY REASON OF PURCHASER’S BREACH OR MISREPRESENTATION UNDER THIS AGREEMENT PRIOR TO CLOSING. ACCORDINGLY, PURCHASER AND SELLER AGREE THAT IN THE EVENT OF BREACH OR MISREPRESENTATION BY PURCHASER UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER, AS SELLER’S SOLE AND EXCLUSIVE DAMAGE REMEDY, LIQUIDATED DAMAGES EQUAL TO THE AMOUNT OF THE DEPOSIT, LESS ESCROW HOLDER’S FEES AND EXPENSES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL SERVE TO WAIVE OR OTHERWISE LIMIT SELLER’S RECOVERY OF ATTORNEY’S FEES AND COSTS UNDER SECTTON 8.14.

Seller’s initials Purchaser's initials Section 8.2 Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either Party to the other (herein collectively called “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by fax or email, as follows: Seller: Hans Small Business Lending, Bic. 1000 Wilshire Blvd., 20* Floor Los Angeles, California 90017 Alin: Ms. Young A, Shim, Chairman of the Board Telephone: (213)977-7205 Email: young shim@hanafinanciaI.com With a copy to: Guy Maisnik Jcflti Mangels Butler & Mitchell LLP 1900 Avenue of the Stars, 7th Floor Los Angeles, CA 90067 Facsimile: (310)712-3388 Email; ingm@jrnbm.com Purchaser: Open Bank 1000 Wilshire Blvd., Suite 500 Los Angeles, California 90017 Attn: Jimmy Bang, Executive Vice President & Chief Banking Officer Telephone: (213) 892-9999' Email: jimmy, bang@myopcnbank.com With a copy to: Matthew W. Kavanaugh Buduller P,C 1000 Wilshire Blvd., Suite 1500 Los Angeles, CA 90017 Facsimile: (213) 896-0400 Email: mkavanaugh@buclaltcr.com

Sellers initials Purchaser’k initials Section 8.2 Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either Party to the other (herein collectively called “Notice”) sht 11 be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by fax or email, as follows: Seller: Hana Small Business Lending, Inc. 1000 Wilshire Blvd., 20th Floor Los Angeles, California 90017 Attn: Ms. Young A. Shim. Chairman of the Board Telephone: (213)977-7205 Email: wung.shim@hanafinancial.com With a copy to: Guy Maisnik Jeffcr Mangels Butler & Mitchell LLP 1900 Avenue of the Stars, 7* Floor Los Angeles, CA 90067 Facsimile: (310)712-3388 Email: mgm@imbm.corn Purchaser: Open Rank 1000 Wilshire Blvd., Suite 500 Los Angeles, California 90017 Attn: Jimmy Bang, Executive Vice President & Chief Banking Officer Telephone: (213) 892-9999 Email: iimmy.bang@myopcnhank.com With a copy to: Matthew W. Kavanaugh Buchaltcr P C. 1000 Wilshire Blvd., Suite 1500 Los Angeles, CA 90017 Facsimile: (213) 896-0400 Email: inkava naugh@ buc ha It cr. com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt.  Notice given by fax shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours.  Notice given by email shall be confirmed by a delivery receipt (such as a Microsoft Outlook delivery receipt) and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next Business Day after receipt if not received during the recipient’s normal business hours.  Any Party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

Section 8.2GOVERNING LAW.  THE PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE).  THE PARTIES HERETO AGREE THAT VENUE AND JURISDICTION REGARDING ANY ACTION HEREUNDER SHALL BE EXCLUSIVELY IN ANY STATE OR FEDERAL COURT IN LOS ANGELES, CALIFORNIA.

Section 8.3Entire Agreement; Amendments and Waivers.  This Agreement (including the Closing Agreements and any exhibits and schedules hereto and thereto) constitutes the entire agreement between the Parties hereto pertaining to the subject matter hereof and supersedes all prior agreements (including that certain Nondisclosure Agreement dated October 7, 2020), understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof except as set forth specifically herein or contemplated hereby.  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.  The failure of a Party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 8.4Binding Effect and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.  No Party to this Agreement may assign its rights or obligations hereunder without the written consent of the other Party, which consent shall not be unreasonably withheld, provided that Purchaser may assign without consent to a subsidiary of Purchaser identified by Purchaser in writing no more than thirty (30) days after the Effective Date, provided further, that such subsidiary is qualified to act as a successor servicer for the Transferred Assets and is qualified to acquire the Transferred Assets, in each case in accordance with applicable Law (but Purchaser shall remain liable for the subsidiary’s performance).  Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Parties and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

Section 8.5Severability.  If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Parties shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect.

Section 8.6Execution.  This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which shall constitute one instrument.  If any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, the signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if the facsimile or “pdf” signature page were an original.

Section 8.7Headings.  The headings of the several Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 8.8Expenses.  Seller and Purchaser shall each pay all costs and expenses incurred by them or on their behalf in connection with this Agreement and the transactions contemplated hereby, except that Seller shall be solely responsible for and shall pay all third-party, out-of-pocket filing and recordation fees related to the filing and recordation of the Transfer and Assignment Documents and the transportation of Transferred Files as provided in this Agreement.

Section 8.9Additional Rules.  Unless the context shall require otherwise:  (1) any references herein to a “Section,” “Article”, “Schedule” or “Exhibit” means the applicable section, article, schedule or exhibit of or to this Agreement; (2) words importing the singular number or plural number shall include the plural number and singular number, respectively; (3) words importing the masculine gender shall include the feminine and neuter genders, and vice versa; (4) reference to “include” and “including” shall be deemed to be followed by the phrase “without limitation”; (5) reference in this Agreement to “herein,” “hereof” or “hereunder,” or any similar formulation, shall be deemed to refer to this Agreement as a whole, including all Closing Agreements, and all Schedules and Exhibits hereto or thereto; and (6) reference to “and” and “or” shall be deemed to mean “and/or.”

Section 8.10Force Majeure.  Neither party shall be liable for its inability to perform its obligations under this Agreement if such failure results from Force Majeure.  For the purposes of this Agreement, any period of Force Majeure shall apply only to a party’s performance of the obligations necessarily affected by such circumstance and shall continue only so long as such party is continuously and diligently using all reasonable efforts to minimize the effect and duration thereof.  Notwithstanding anything to the contrary set forth herein, Force Majeure shall not include the unavailability or insufficiency of funds or excuse the non-payment of the Purchase Price as and when required under this Agreement.

Section 8.11Non-Disparagement.  To the maximum extent permitted by law, each Party agrees that, following the Effective Date, it and its Affiliates shall not engage in any vilification of the other Party or any its Affiliates in any communications with third parties, and shall refrain from making to any third party any false, negative, critical or disparaging statements, implied or expressed, concerning the other Party, its Affiliates, their respective officers or directors, including, but not limited to, management style, methods of doing business, the quality of products and services, role in the community, or treatment of employees.  The Parties further agree not to do anything or permit its Affiliates to do anything that would damage the business reputation or good will; provided, however, that nothing in this Agreement shall prohibit the disclosure by either Party or its Affiliates of information which is required to be disclosed in compliance with applicable laws or regulations or by order of a court or other regulatory body of competent jurisdiction, or in connection with the enforcement of remedies hereunder.  The only persons whose statements may be attributed to a Party or its Affiliates for purposes of this Section 8.12 shall be those of their respective officers, directors, and shareholders.  This Section 8.12 shall survive the termination of this Agreement and the Closing without time limitation.

Section 8.12Permitted Solicitation of Seller Employees.  Seller agrees that Purchaser may, at its sole discretion, solicit employees and former of employees of Purchaser for possible employment by Purchaser in connection with the Transferred Assets and the conduct of business by Purchaser after the Closing at no expense or liability to Seller.

Section 8.13Time of the Essence.  Time is of the essence of each and every provision of this Agreement where time is a factor.

Section 8.14Prevailing Party Attorney’s Fees.  In the event of any litigation between the Parties based upon, arising out of, or relating to this Agreement, the prevailing party shall be entitled to recover its actual attorney’s fees, court costs, and litigation expenses.

Article 9
CERTAIN DEFINITIONS

Section 9.1Definitions.  For purposes of this Agreement, the following terms have the respective meanings set forth below:

“2016 Trust” has the meaning assigned to such term in the Recitals.

“2019 Trust” has the meaning assigned to such term in the Recitals.

“Action” or “Actions” means any claims, actions, suits, proceedings and investigations, whether at law, in equity or in admiralty or before any court, arbitrator, arbitration panel or Governmental Authority.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made.

“Assumed Liabilities” has the meaning set forth in Section 1.8.

“Basket” has the meaning assigned to such term in Section 6.4 (b).

“Business Day” means any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of California are authorized or obligated by Law or executive order to be closed.

“Cap” has the meaning assigned to such term in Section 6.4(b).

“Client Deposits” means such deposits, credits or funds as may have been paid or delivered to Seller by Loan Obligors in connection with the Transferred Assets and as are indicated as Client Deposits in Seller’s financial statements.

“Closing” has the meaning assigned to such term in Section 1.9.

“Closing Agreements” means, collectively, this Agreement, the Loan Servicing Assignment, the Escrow Agreement, Schedule 1.1(c) as updated pursuant to Section 2.7, and all other assignments and agreements among the Parties required to be delivered at or prior to the Closing pursuant to the terms of this Agreement.

“Closing Date” has the meaning assigned to such term in Section 1.9.

“Code” has the meaning assigned to such term in Section 2.9.

“Collateral” means the collateral now or hereafter securing the unguaranteed portions of the SBA Loans or any of the other Loans, as applicable.

“Damages” has the meaning assigned to such term in Section 6.1.

“Depositors” has the meaning assigned to such term in the Recitals.

“Effective Date” has the meaning assigned to such term in the Recitals.

“Escrow” has the meaning assigned to such term in Section 1.4(b).

“Escrow Agreement” has the meaning assigned to such term in Section 1.4(b).

“Escrow Deposit” has the meaning assigned to such term in Section 1.4(b).

“Escrow Holder” has the meaning assigned to such term in Section 1.4(b).

“Escrow Lien Release Notice” has the meaning assigned to such term in Section 1.4(c).

“Event of Default” has the meaning assigned to such term in Section 2.7.

“Existing SBA Loans” has the meaning assigned to such term in the Recitals.

“Existing Servicing Agreements” has the meaning assigned to such term in the Recitals.

“Force Majeure” shall mean acts of god (such as tornado, flood, hurricane, etc.), fires and other casualties; embargos, disruption to transportation or supply lines that first arise after the Closing Date; sabotage; terrorism; or any similar types of events; failure of a Governmental Authority timely take action when required; delays caused by weather events or other matters beyond the a party’s reasonable control; provided that Force Majeure shall not include the pandemic and its effects arising from the Covid 19 virus or mutations thereof.

“FRB” has the meaning assigned to such term in the Recitals.

“Governmental Authority” means any government, state, province or other political subdivision thereof, and any entity exercising regulatory or administrative functions of such government.

“Guaranteed Interest” has the meaning assigned to such term in the Recitals.

“Holdover Deposits” means such deposits, credits or funds as may have been paid or delivered to Seller by Loan Obligors in connection with the Transferred Assets and as are indicated as Holdover Deposits in Seller’s financial statements.

“Indemnified Party” has the meaning assigned to such term in Section 6.3.

“Indemnifying Party” has the meaning assigned to such term in Section 6.3.

“Indenture Trustee” means Wells Fargo Bank, N.A. or any successor to it as trustee under the Indentures.

“Indentures” has the meaning assigned to such term in the Recitals.

“Junior TD Loans” has the meaning assigned to such term in the Recitals.

“Junior TD Loan File(s)” has the meaning assigned to such term in the Recitals.

“Junior TD Loan Schedule” has the meaning assigned to such term in the Recitals.

“Law” means any federal, state, local or other law or treaty or governmental requirement of any kind, and the rules, regulations and orders promulgated thereunder.

“Lien” or “Liens” means any security interest, lien, mortgage, claim, charge, pledge, restriction, equitable interest or encumbrance of any nature.

“Lien Releases” has the meaning assigned to such term in Section 1.4(c).

“Line of Credit Indebtedness” has the meaning assigned to such term in the Recitals.

“Loan Assets” has the meaning assigned to such term in Section 1.1(a).

“Loan Documents” means the documents evidencing the Loans or the applicable part of Seller’s servicing file.

“Loan Guaranty Agreement” means collectively, one or more Loan Guaranty Agreements (Deferred Participation) (SBA Form 750), between the SBA and the Servicer, as such agreements may be amended, supplemented or replaced from time to time, or such Loan Guaranty Agreement as applicable to a successor to the Servicer, as the case may be.

“Loan Obligors” means, collectively, the obligors on the Loans.

“Loans” means, collectively, the SBA Loans, the Transferred PPP Loans, and the Junior TD Loans, and “Loan” means any one of them.

“Loan Servicing Assignment” has the meaning assigned to such term in Section 1.3.

“Loan Servicing Rights” has the meaning assigned to such term in the Recitals.

“Material Adverse Effect” means any event, circumstance, change, occurrence or effect (direct or indirect) that, along or together with other events, circumstances, changes, occurrences or effects, is materially adverse to the business, operations, properties, condition (financial or otherwise), assets, value, prospects, obligations or liabilities (whether absolute, contingent or otherwise and whether due or to become due) of the Transferred Assets or that reasonably could be expected to affect the validity or enforceability of this Agreement or the Closing Agreements.  None of the following shall be deemed by itself or by themselves to constitute a Material Adverse Effect:  (a) matters disclosed on the Schedules; (b) conditions generally affecting the industry in which Seller operates which do not have a disproportionate adverse impact on Seller or the Transferred Assets; or (c) conditions in the United States economy or United States financial markets generally, which do not have a disproportionate adverse impact on Seller or the Transferred Assets.

“New SBA Loans” has the meaning assigned to such term in the Recitals.

“Notice” has the meaning assigned to such term in Section 8.2.

“Parties” means, together, Seller and Purchaser and their respective permitted successors and assignees, and each individually, a “Party”.

“Person” means any natural person, corporation, business trust, joint venture, association, company, firm, partnership, or other entity or Governmental Authority.

“PPP File(s)” has the meaning assigned to such term in Section 1.1(a).

“PPPLF” has the meaning assigned to such term in the Recitals.

“PPP Loans” has the meaning assigned to such term in the Recitals

“PPP Loan Schedule” has the meaning assigned to such term in the Recitals

“Purchase Price” has the meaning assigned to such term in Section 1.4(a).

“Purchaser” has the meaning assigned to such term in the preamble to this Agreement.

“Purchaser Indemnified Parties” means Purchaser, its Affiliates, and their respective partners, officers, directors, employees and agents.

“Required Consents” has the meaning set forth in Section 2.3, as the same are listed on Schedule 2.3.

“SBA” has the meaning assigned to such term in the Recitals.

“SBA File(s)” has the meaning assigned to such term in Section 1.1(b).

“SBA Loans” has the meaning assigned to such term in the Recitals.

“SBA Loan Schedule” has the meaning assigned to such term in the Recitals.

“SBA Note” means a promissory note executed by a Loan Obligor to evidence an SBA 7(a) Loan.

“SBA Rules and Regulations” means The Small Business Act, as amended, codified at 15 U.S.C. 631, et seq., the Loan Guaranty Agreement, all legislation or other legal authority building on the SBA, all rules and regulations promulgated from time to time thereunder, all SBA Forms 1086 relating to the Loans, and all SBA Standard Operating Procedures and all official notices, all as from time to time in effect.

“SBA 7(a) Loan” means an SBA Loan originated pursuant to Section 7(a) of the SBA Rules and Regulations.  For purposes of this Agreement, references to SBA 7(a) Loans are equivalent to references to SBA Loans.

“Securitized Trust Debt” has the meaning assigned to such term in the Recitals.

“Seller” has the meaning assigned to such term in the preamble to this Agreement.

“Seller Indemnified Parties” means Seller, its Affiliates, and their respective partners, officers, directors, employees and agents.

“Seller Taxes” means (A) all liabilities of Seller or any member of any consolidated, affiliated, combined or unitary group of which Seller is or has been a member for Taxes, (B) all liabilities of Seller or any member of any consolidated, affiliated, combined or unitary group of which Seller is or has been a member for Taxes attributable to the Transferred Assets for any all taxable periods ending on or prior to the Closing Date and the portion ending on the Closing Date of any taxable period that includes but does not end on the Closing Date (collectively, the “Pre-Closing Period”), including any Taxes which are not due or assessed until after the Closing Date but which are attributable to such Pre-Closing Period, (C) Taxes that arise out of the consummation of the transactions contemplated hereby or other Taxes of Seller of any kind or description that become a liability of Purchaser under any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of contract or Law, and (D) the Taxes described in Section 4.6(b)(iii) that are the responsibility of Seller.

“Servicer” has the meaning assigned to such term in the Transfer and Servicing Agreements.

“Servicing Agreements” has the meaning assigned to such term in the Recitals.

“Small Business Act” has the meaning assigned to such term in the Recitals.

“Tax” or “Taxes” means:  (a) any foreign, federal, state or local income, earnings, profits, gross receipts, franchise, capital stock, net worth, sales, use, value added, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, payroll, withholding, unemployment compensation, social security, escheat, unclaimed property, retirement or other tax of any nature; (b) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, sewer rent or other fee or charge of any nature; (c) any deficiency, interest or penalty imposed with respect to any of the foregoing (including any penalty for failing to timely file a Tax Return and/or failing to file an accurate Tax Return); and (d) any liability with respect to amounts described in clauses (a) through (c) above as a result of Treasury Regulation 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract, or otherwise incurred.

“Tax Return” means all federal, state, local, foreign and other Tax returns and reports, information returns, statements, declarations, estimates, schedules, notices, notifications, forms, elections, certificates or other documents required to be filed or submitted to any taxing authority with respect to Taxes, including any amendment made with respect thereto.

“Termination Date” means the earlier of (a) the six (6) month anniversary of the Effective Date, unless extended by the Parties by mutual agreement in writing, and (b) the date Seller or Purchaser receives written notice from the SBA or any other person from which a Required Consent is necessary rejecting the request for the Required Consent.  If the conditions to Closing are otherwise able to be fulfilled at six (6) month anniversary of the Effective Date and only any Required Consent of SBA is pending, then the Termination Date shall automatically be extended for an additional thirty (30) days.

“Termination Damages” has the meaning assigned to such term in Section 8.1.

“Transfer and Assignment Documents” has the meaning assigned to such term in Section 1.3, and includes the Loan Servicing Assignment described in Section 1.3.

“Transfer and Servicing Agreements” means (a) Transfer and Servicing Agreement among Hana SBL Loan Trust 2016-1, as Issuer, Hana ABS 2016-1, LLC, as Depositor, Hana Small Business lending, Inc., as Seller and Servicer, and Wells Fargo Bank, N.A., as Back-Up Servicer, as Indenture Trustee, as Administrator and as Custodian Dated as of November 16, 2016; and (b) the Transfer and Servicing Agreement among Hana SBL Loan Trust 2019-1, as Issuer, Hana ABS 2019-1, LLC, as Depositor, Hana Small Business lending, Inc., as Seller and Servicer, and Wells Fargo Bank, N.A., as Back-Up Servicer, as Indenture Trustee, as Administrator and as Custodian Dated as of September 13, 2019.

“Transferred Assets” has the meaning assigned to such term in the Recitals.

“Transferred Files” has the meaning assigned to such term in Section 1.1(a).

“Trust Agreements” has the meaning assigned to such term in the Recitals.

“Trusts” has the meaning assigned to such term in the Recitals.

“Unpaid Principal Balance” means the unpaid principal balance of the Loan Assets described in Section 1.1(a)(1) at the Closing Date after, and to the extent of, application of all principal payments and recoveries applied to principal received on or before such date.

“Unguaranteed Interest” has the meaning assigned to such term in the Recitals.

“Whole SBA Loans” has the meaning assigned to such term in the Recitals.

IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement as of the date and year first above written.

SELLER:

HANA SMALL BUSINESS LENDING, INC.

By	/s/Young Shim
Name:	Young Shim
Title:	Chairman of the Board

[Signatures continued on Next Page]

Signature Page of Asset Purchase Agreement

PURCHASER:

OPEN BANK

By	/s/Min Kim
Name:	Min Kim
Title:	President and Chief Executive Officer

Signature Page of Asset Purchase Agreement

Schedule 1.1(c)1

(1)	SBA Loan Schedule

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguarant eed Balance Note Date Maturity Int Rate Guarant eed Percent age Naics State 1 11017 3191576000 SAFETY CYCLE 612,000 395,381 98,845 3/25/2008 3/25/2033 4.75 75 451110 CA 2 11041 3373276005 GOOD TO GO 1,028,000 531,604 132,901 8/11/2008 8/11/2029 5.00 75 447110 TX 3 11071 3660905000 SURF LAUNDRY & DRY CLEAN 340,000 250,634 25,063 9/28/2009 10/6/2034 6.00 90 812310 WA 4 11073 3704735000 CLARK'S EMPIRE FOOD ENTER 225,000 165,072 16,507 10/20/2009 11/4/2034 5.75 90 445110 WA 5 11074 3710175005 M ASTERS INN & RETREAT 360,000 200,783 20,078 10/22/2009 10/29/2034 6.00 90 721110 WA 6 11082 3873775002 FINISH LINE CARWASH 1,400,000 1,029,907 102,991 1/26/2010 1/29/2035 5.25 90 811192 GA 7 11084 3893915004 K.P. SMOKE & BEER & WINE 630,000 471,756 47,176 2/8/2010 2/11/2035 6.00 90 445110 WA 8 11094 3924925000 JJ'S DELI & GROCERY 280,000 210,543 21,054 3/23/2010 3/31/2035 6.00 90 445110 WA 9 11108 4047655004 MOTEL 6, MOSES LAKE 1,700,000 1,251,422 147,292 4/26/2010 4/29/2035 5.25 88 721110 WA 10 11113 4087175007 EDGEWICK INN 1,720,000 1,270,901 162,675 5/18/2010 5/25/2035 5.25 87 721110 WA 11 11191 4470825004 PURE 5 CLEANERS 300,000 26,650 2,665 1/7/2011 3/3/2021 6.00 90 812320 IL 12 11194 4475075003 LEE'S GOLDEN BUDDHA IX 1,600,000 1,222,752 122,275 2/18/2011 2/23/2036 5.25 90 722511 GA 13 11198 4476025001 BEST WESTERN LA POSADA 2,000,000 1,510,711 151,071 1/18/2011 1/20/2036 5.00 90 721110 CA 14 11209 4477035006 LK LIQUOR 415,000 8,236 824 3/8/2011 3/31/2021 6.00 90 445310 CO 15 11221 4559395002 44TH MARKET 123,000 2,750 413 3/1/2011 3/3/2021 6.00 85 445120 WA 16 11231 4632755000 RAINBOW DRY CLEANERS 250,000 13,960 3,490 4/8/2011 6/24/2021 6.00 75 812320 IL 17 11238 4701195003 ACADEMY LIQUOR MART 397,000 22,025 5,506 5/25/2011 6/2/2021 6.00 75 445310 CO 18 11249  GROW'S TRUCK SERVICE, INC 1,460,000 1,280,108 320,027 7/11/2011 7/15/2036 7.25 75 811121 PA 19 11256 4787205004 17'S CLEANERS & TAILORS 210,000 13,902 3,475 7/22/2011 7/26/2021 5.75 75 812320 IL 20 11267 4840945003 EVADA CLEANERS OF NY, INC 50,000 4,417 663 8/25/2011 9/6/2021 6.00 85 812320 NY 21 11276 4878675000 CHICAGO'S DISCOUNT CLEANE 360,000 35,882 8,971 9/21/2011 10/25/2021 6.00 75 812310 IL 22 11279  EBENAL GENERAL INC 1,450,000 1,141,967 285,492 10/5/2011 10/13/2036 6.00 75 236220 WA 23 11295 4959895009 GLENWOOD CLEANERS 149,000 18,092 2,714 11/17/2011 12/21/2021 6.00 85 812320 IL 24 11296 4982345006 CARRIAGE CLEANERS CAMP CR 380,000 56,606 14,152 12/5/2011 12/9/2021 6.00 75 812320 GA 25 11297 4992405004 CARRIAGE CLEANERS SMYRNA 300,000 35,992 8,998 12/12/2011 12/15/2021 5.75 75 812320 GA 26 11305 5008305006 DRIFTER INDUSTRIES, INC. 200,000 4,514 1,128 12/20/2011 12/23/2021 6.00 75 315220 CA 27 11308 5020795005 EN SUSHI 275,000 47,829 11,957 3/27/2012 5/7/2022 6.00 75 722511 CA 28 11312 5038615006 BEST WESTERN LA POSADA 120,000 15,863 2,379 1/17/2012 1/23/2022 5.75 85 721110 CA 29 11319 5065785006 BLUE SPRUCE MOTEL 750,000 609,237 152,309 2/6/2012 2/10/2037 6.00 75 721110 WA 30 11320 5070185008 LITTLE TOKYO RESTAURANT 256,000 3,400 850 2/8/2012 3/8/2022 5.50 75 722511 CA 31 11324 5090785008 CARMELITA'S M EXICAN REST. 1,550,000 1,277,233 319,308 2/23/2012 2/28/2037 6.00 75 722511 CA 32 11325  GD GROCERY STORE 212,000 121,242 30,310 2/26/2012 4/11/2037 8.25 75 447110 IL 33 11327 5103285000 CHICAGO'S DISCOUNT CLEANE 129,000 19,817 2,973 3/2/2012 3/8/2022 6.00 85 812320 IL 34 11330 5110545004 RIVERSIDE WEST DENTAL 260,000 38,850 9,712 3/8/2012 3/14/2022 5.25 75 621210 CA 35 11342 5158775002 PASA ALTA MANOR 500,000 60,766 15,192 4/9/2012 4/25/2022 6.00 75 623210 CA 36 11347 5183345004 BEACHWOOD RESORT 550,000 363,385 90,846 4/24/2012 4/30/2037 6.00 75 721110 WA 37 11353  RAMADA INN 3,500,000 2,693,000 673,250 5/31/2012 5/31/2037 8.00 75 721110 NY 38 11356 5252415006 EXPRESS TRUCK SERVICE 356,000 290,422 72,605 6/6/2012 6/21/2037 5.75 75 811111 CA 39 11357 5285075007 GUADALAJARA MEAT MARKET 900,000 182,428 45,607 6/26/2012 8/6/2022 5.50 75 445110 CA 40 11367 5283905003 PHO TAI RESTAURANT 250,000 45,911 11,478 6/25/2012 6/29/2022 5.75 75 722511 WA 41 11372 5321275006 QUALITY INN WEST END 2,284,000 1,887,248 471,812 7/19/2012 7/30/2037 5.75 75 721110 VA 42 11375 5314895006 TOM ODACHI RESTAURANT 120,000 23,515 3,527 7/16/2012 7/23/2022 6.00 85 722511 CA 43 11378 5294315009 WIENERSCHNITZEL #48 250,000 57,398 14,349 6/29/2012 7/12/2022 6.00 75 722513 CA 44 11381 5323985000 COLORWAY, INC. 260,000 50,769 12,692 7/22/2012 7/27/2022 6.00 75 313210 CA 45 11382 5323055003 QUALITY INN WEST END 1,200,000 976,308 244,077 7/20/2012 8/9/2037 5.75 75 721110 VA 46 11385 5340105007 WHAN'S KNITTING, INC. 100,000 20,602 3,090 7/31/2012 8/13/2022 6.00 85 313210 CA 47 11394 5384535009 MULDOON CLEANERS AND ALTE 220,000 47,699 11,925 8/28/2012 9/6/2022 6.00 75 812320 AK 48 11395 5382385008 WORLD HAT MART, INC. 1,200,000 954,276 238,569 8/27/2012 8/30/2037 4.50 75 448190 CA 49 11414 5440935006 KIM, JOO & ASSOCIATES 500,000 106,338 26,585 9/25/2012 9/25/2022 5.50 75 541110 CA 50 11416 5455335006 COUNTRY STORE 555,000 461,072 115,268 9/28/2012 10/29/2037 6.00 75 445310 CA 51 11422 5506155001 MILLER'S CLEANERS 350,000 77,817 19,454 10/31/2012 10/31/2022 5.50 75 812320 CA 52 11423 5517995001 APIIS FINANCIAL, INC. 400,000 89,950 22,487 10/26/2012 10/31/2022 5.75 75 524210 CA 53 11424 5537515005 ANGELES COLLEGE 410,000 97,351 24,338 11/5/2012 11/14/2022 6.00 75 611519 CA 54 11437 5649635000 LITTLE JOE'S RESTAURANT 230,000 182,430 45,607 12/14/2012 12/27/2037 5.25 75 722511 CA 55 11442 5693625005 SUSHI GESSHIN 150,000 40,177 6,027 1/8/2013 2/14/2023 6.00 85 722511 CA 56 11446 5711305008 SHAM ROUKH SONS, INC. 2,025,000 1,621,059 405,265 12/31/2012 1/29/2038 5.25 75 447110 CA 57 11456  MEDIA NEXUS PARTNERS, LLC 500,000 40,645 10,161 1/30/2013 2/1/2023 6.50 75 515112 CA 58 11463 5982345000 PIERPOINT TRANS LINE, INC 350,000 93,117 23,279 3/4/2013 3/8/2023 5.75 75 484110 CA 59 11464 5982755005 SHIN BEIJING 250,000 78,013 19,503 3/4/2013 3/7/2023 6.00 75 722511 CA 60 11466 6019635000 DJ AUTO BODY PARTS, INC. 400,000 108,321 27,080 3/13/2013 3/20/2023 5.25 75 423120 CA 61 11467 6036655008 PACIFIC VIEW DRY CLEANERS 150,000 41,653 6,248 3/18/2013 3/25/2023 6.00 85 812320 CA 62 11471 6103165004 WEST COAST INDUSTRIAL PAI 100,000 28,065 4,210 4/11/2013 4/11/2023 6.00 85 332812 CA 63 11472 6081255005 MOUNTAIN MARKET 300,000 76,957 19,239 3/29/2013 4/24/2023 5.75 75 445310 CA 64 11481 6187275009 TOKIDOKI LLC 750,000 221,435 55,359 5/16/2013 5/24/2023 5.75 75 315990 CA 65 11482 6180345003 WETZEL'S PRETZELS 220,000 65,267 16,317 5/13/2013 5/21/2023 6.00 75 722515 CA 66 11488 6210815004 K TECH TELECOMMUNICATIONS 350,000 123,901 30,975 5/29/2013 8/1/2023 6.00 75 334220 CA 67 11490 6207795010 THE FLAME BROILER 200,000 61,521 15,380 5/28/2013 6/5/2023 6.00 75 722513 CA 68 11491 6207595009 BANYAN ASSETS & ASSOCIATE 500,000 148,858 37,215 5/28/2013 5/30/2023 6.00 75 523110 CA 69 11500 6301385001 LIVE GOOD, LLC 813,000 673,619 168,405 7/12/2013 7/18/2038 4.75 75 561110 CA 70 11513  FIESTA RANCHO MARKET 700,000 205,875 51,469 8/13/2013 8/20/2023 7.00 75 445120 CA 71 11521 6456115006 SEVEN (7) DAY MINI MARKET 137,000 34,510 5,176 9/27/2013 11/20/2023 6.00 85 238390 CA 72 11531 6467105009 ACCUVISION OPTOM ETRY, INC 200,000 62,253 15,563 11/5/2013 11/12/2023 6.00 75 621320 CA 73 11543 6581625005 A-1 FOOD STORE 245,000 90,140 22,535 12/11/2013 1/13/2024 5.25 75 445310 CA 74 11544 6576775010 ELITE EDUCATION INSTITUTE 500,000 177,466 44,366 12/10/2013 12/12/2023 5.00 75 611699 CA 75 11548 6592795005 KOKO'S LIQUOR 360,000 118,005 29,501 12/17/2013 1/31/2024 5.25 75 445310 CA

[1]	To be updated as of the Closing Date pursuant to Section 1.1(b) of the Agreement.

Schedule 1.1(c)

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
76	11556		SILVANA MERCANTILE & GROC	210,000	118,607	29,652	1/23/2014	2/19/2024	6.00	75	445120	WA
77	11565	6710235003	S K LIQUOR MARKET	235,000	97,480	24,370	3/6/2014	6/30/2024	5.25	75	445310	CA
78	11569	6719845005	DASH POINT CHEVRON	1,163,500	849,937	212,484	3/12/2014	3/27/2039	5.25	75	447110	WA
79	11570	6699225009	AZTECA LIQUOR AND GROCERY	200,000	77,760	19,440	2/27/2014	3/21/2024	5.50	75	445310	CA
80	11575	6731725007	WETZEL'S PRETZELS	364,000	141,323	35,331	3/19/2014	3/28/2024	6.00	75	722515	CA
81	11576	6731935000	WETZEL'S PRETZELS	193,500	67,634	16,908	3/19/2014	5/19/2024	6.00	75	722515	CA
82	11577	6731975001	WETZEL'S PRETZELS	200,000	23,373	5,843	3/19/2014	9/16/2021	6.00	75	722515	CA
83	11579	6733585006	BEST DUMPLINGS	750,000	646,076	161,519	5/14/2014	5/21/2039	5.25	75	722320	NJ
84	11580	6744365005	HAWAIIAN GARDEN CHEVRON	1,395,000	1,199,669	299,917	3/26/2014	4/16/2039	5.25	75	447110	CA
85	11586	6753085006	SIGNATURE WINES & SPIRITS	367,500	118,261	29,565	4/9/2014	4/17/2024	6.00	75	445310	CA
86	11588	6754155005	SHIN BEIJING	150,000	65,904	9,886	3/31/2014	4/10/2024	6.00	85	722511	CA
87	11591	6789025001	R & W, INC.	250,000	97,228	24,307	4/21/2014	4/24/2024	6.00	75	315280	CA
88	11597	6795035000	ECONO LODGE DIA	3,900,000	3,353,237	838,309	4/24/2014	4/30/2039	5.25	75	721110	CO
89	11598	6807295006	J'S CLEANERS & LAUNDRY	150,000	60,678	9,102	4/30/2014	5/7/2024	5.25	85	812320	CA
90	11599	6816695010	CHOICE TIRE & AUTO CENTER	500,000	206,684	51,671	5/6/2014	5/22/2024	6.00	75	811118	HI
91	11601	6822135002	CJ GRAND SPA, INC.	5,000,000	4,154,137	1,038,534	5/8/2014	5/14/2039	4.75	75	812199	CA
92	11602	6860995003	LOS FELIZ CHEVRON	620,000	262,432	65,608	5/28/2014	7/9/2024	5.75	75	447110	CA
93	11604	6835915010	PRICE4COMPUTERS.COM	798,000	494,488	123,622	5/15/2014	5/22/2039	5.00	75	443142	CA
94	11609	6883175007	SOUNDVIEW SHOPPER	800,000	697,043	174,261	6/6/2014	9/16/2039	5.25	75	447110	WA
95	11610	6896415006	FONTANA RANCH MARKET	1,440,000	1,232,690	308,173	6/23/2014	6/23/2039	4.75	75	445110	CA
96	11613	6856005007	GOSPEL MEDICAL CLINIC	150,000	63,399	9,510	5/27/2014	6/11/2024	6.00	85	621111	CA
97	11614	6857335003	JET MANUFACTURING	500,000	208,372	52,093	5/27/2014	6/10/2024	5.50	75	336413	CA
98	11617	6883045003	200 UNION AVENUE INC.	1,400,000	1,223,396	305,849	6/6/2014	12/30/2039	5.25	75	721110	CA
99	11618	6892385002	WEST COAST INDUSTRIAL PAI	150,000	62,398	9,360	6/11/2014	6/18/2024	6.00	85	332812	CA
100	11619	6887055003	AG DENTAL STUDIO	150,000	64,852	9,728	6/10/2014	7/16/2024	6.00	85	621210	CA
101	11621	6894195008	PRO-NETWORKS, INC.	1,098,000	934,034	233,508	6/12/2014	6/24/2039	4.50	75	443142	CA
102	11622	6883195002	RAINBOW MARKET	440,000	374,846	93,712	6/6/2014	6/16/2039	4.75	75	445120	WA
103	11623	6886905007	COMFORT INN & SUITES - TI	4,000,000	3,300,750	825,187	6/13/2014	6/13/2039	5.50	75	721110	NJ
104	11624		WANETA BOUNDARY CROSSING	483,000	442,357	110,589	6/10/2014	6/30/2039	7.50	75	447110	WA
105	11627	6919315004	AUTOBOX; ROY'S AUTO	750,000	221,685	55,421	6/24/2014	6/27/2039	5.25	75	811111	CA
106	11639	6974355008	MOM AND POPS GROCERY	630,000	111,836	27,959	7/23/2014	7/30/2024	5.75	75	445310	AK
107	11643	7014835007	BEVERLY HILLS CANCER CENT	5,000,000	2,157,899	539,475	8/13/2014	8/22/2024	5.25	75	621111	CA
108	11645	7009455006	HILLSMAN CENTER	770,000	661,506	165,376	8/11/2014	8/21/2039	5.00	75	623220	CA
109	11646	7034435002	JINKY'S CAFE	1,478,000	692,431	173,108	8/22/2014	9/22/2024	6.00	75	722511	CA
110	11651	7029035006	AATLAS AUTO RECYCLING	807,500	702,311	175,578	8/21/2014	8/29/2039	5.25	75	423140	CA
111	11654	7043075003	OC DENTAL CENTER	2,584,000	2,253,291	563,323	9/4/2014	9/8/2039	5.25	75	621210	CA
112	11657	7041415005	HELLO, CUPCAKE	140,000	62,879	9,432	8/27/2014	9/3/2024	6.00	85	445291	WA
113	11664	7060805010	OSORIO'S	357,000	317,148	79,287	9/8/2014	9/11/2039	6.00	75	541219	CA
114	11672	7075505006	MINI MARKET	304,000	134,357	33,589	9/15/2014	10/29/2024	5.00	75	445310	CA
115	11673	7111285010	ASAP MARKET	290,000	131,588	32,897	10/2/2014	10/17/2024	5.50	75	445310	OR
116	11679	7111225003	STUDY HALL	120,000	32,157	4,824	11/5/2014	11/10/2024	5.75	85	722511	CA
117	11682	7783025005	SUBWAY SANDWICH STORE #56	205,000	58,289	14,572	9/9/2015	9/15/2022	5.75	75	722513	CA
118	11683		CAFFEBENE	175,000	91,668	-	11/18/2014	1/15/2025	7.50	75	722513	CA
119	11684	7112835000	TERIYAKI TIME	135,000	55,960	8,394	10/1/2014	10/17/2024	5.75	85	722511	WA
120	11689	7262185001	DUBLIN VALERO, INC.	1,863,000	1,385,298	346,325	12/8/2014	1/30/2040	5.25	75	447110	CA
121	11694	7174215008	AGP APPAREL	100,000	45,927	6,889	10/28/2014	10/31/2024	6.00	85	424330	CA
122	11702	7231025007	KUZYK LAW LLP	4,440,000	2,445,000	611,250	11/18/2014	11/25/2028	5.25	75	541110	CA
123	11704	7288495009	O.K. DAIRY	380,000	213,335	53,334	12/11/2014	12/15/2039	5.25	75	445310	CA
124	11709	7248515008	J & A MARKET	200,000	25,963	6,491	11/24/2014	12/2/2024	5.50	75	445310	CA
125	11710	7476305006	ENVISION RESPONSE	240,000	67,617	16,904	3/20/2015	3/27/2025	5.75	75	512110	WA
126	11717	7297975002	PARSA T ZADEH DDS INC	738,000	347,943	86,986	12/15/2014	12/18/2024	5.50	75	621210	CA
127	11720	7316865000	OAK TREE REALTY GROUP	773,000	678,480	169,620	12/26/2014	12/31/2039	5.25	75	531210	CA
128	11722	7295595002	TOMS LIQUOR AND MART	2,585,000	2,260,566	565,141	12/12/2014	12/18/2039	5.00	75	445310	CA
129	11723	7322025002	REDEMPTRONIC	450,000	215,023	53,756	12/24/2014	12/31/2024	6.00	75	423620	CA
130	11727	7333675004	ALLEN MARKET	864,000	757,072	189,268	1/2/2015	1/14/2040	5.00	75	445310	OR
131	11734	7424445000	SCANDOC IMAGING INC	380,000	185,043	46,261	2/24/2015	2/27/2025	6.00	75	561110	CA
132	11739	7432535003	GROVE STREET FOOD MART	1,028,000	897,599	224,400	2/25/2015	3/2/2040	5.00	75	447110	WA
133	11741	7537715005	JP'S TAPROOM	457,000	86,291	21,573	4/21/2015	4/30/2025	5.25	75	722410	WA
134	11743	7425295005	SUPER 8	1,610,000	1,412,262	353,065	2/24/2015	3/4/2040	4.75	75	721110	WA
135	11745	7468415004	DISCOUNT FOOD & LIQUOR	1,705,000	1,416,540	354,135	3/17/2015	3/20/2040	5.00	75	447110	CA
136	11750	7461225003	RAMEN RAKI RAKI	630,000	372,956	93,239	5/20/2015	6/10/2025	6.00	75	722511	CA
137	11751	7431365009	WETZEL'S PRETZELS	620,000	259,746	64,936	2/26/2015	3/16/2024	5.25	75	722515	CA
138	11752	7431385004	WETZEL'S PRETZELS	932,000	188,691	47,173	2/26/2015	3/19/2022	5.25	75	722515	CA
139	11753	7431405008	WETZEL'S PRETZELS	203,000	99,849	24,962	2/26/2015	3/12/2025	5.25	75	722515	CA
140	11754	7431415000	WETZEL'S PRETZELS	218,000	108,093	27,023	2/26/2015	4/23/2025	5.25	75	722515	CA
141	11755	7485835003	EL REY MARKET	487,000	234,721	58,680	3/26/2015	5/1/2025	6.00	75	445110	CA
142	11763	7488685001	TLC 4 KIDS	367,000	194,785	48,696	3/26/2015	3/31/2025	5.50	75	624410	CA
143	11767	7692895002	MARINA MARKET	625,000	331,522	82,880	7/22/2015	7/31/2025	5.25	75	445310	CA
144	11770	7473385002	GRENVILLE FOOD AND GAS CO	3,300,000	2,894,705	723,676	3/18/2015	3/20/2040	4.75	75	447110	CA
145	11771	7468445002	RED CORRAL MINI MART	1,304,000	1,148,070	287,018	6/1/2015	6/29/2040	4.50	75	447110	CA
146	11783	7537485008	M & M SMOG TEST ONLY	253,000	135,849	33,962	4/21/2015	4/27/2025	5.50	75	811198	CA
147	11784	7491055001	TERIYAKI FIRST	224,000	121,316	30,329	3/27/2015	3/31/2025	6.00	75	722513	WA
148	11786	7500065007	SEACREST INN INC.	1,190,000	1,037,035	259,259	4/1/2015	4/6/2040	4.75	75	721110	CA
149	11800	7534665008	POKE SALAD BAR	100,000	51,019	7,653	4/21/2015	4/30/2025	5.75	85	722513	CA
150	11801	7550805002	CAR LUX INC.	1,110,000	976,333	244,083	4/28/2015	4/29/2040	4.75	75	531120	CA
151	11802	7603345000	MOM'S DELI	375,000	336,052	84,013	5/22/2015	5/27/2040	5.75	75	722511	AL
152	11805	7552475003	KELLY SMILE DENTISTRY	1,300,000	349,438	87,360	4/28/2015	4/30/2025	5.00	75	621210	CA
153	11810	7598805001	PLAZA LIQUOR	129,000	29,433	4,415	5/20/2015	6/10/2025	5.75	85	445310	CA
154	11813	7632985003	THE DENTAL SUITE AT TEMEC	246,000	41,417	10,354	6/5/2015	6/11/2025	6.00	75	621210	CA
155	11818	7646835005	DELTA LIQUOR	695,000	269,130	67,283	6/15/2015	6/25/2025	6.00	75	445310	CA
156	11819	7653425009	YA LOS ANGELES; INTERLUD	2,465,000	2,170,061	542,515	6/15/2015	6/17/2040	4.50	75	424330	CA
157	11821	7660925004	BAR T TRAVEL CENTER	4,617,000	4,131,682	1,032,921	6/17/2015	6/19/2040	5.50	75	447110	TX
158	11822	7683345010	DAY'S INN, SIX FLAG	1,416,000	842,809	210,702	6/26/2015	6/30/2040	5.50	75	721110	GA
159	11824	7679955002	KUU RESTAURANT	820,000	440,069	110,017	6/26/2015	7/2/2025	5.75	75	722511	TX
160	11831	7698055009	PEPPER'S LIQUOR	1,700,000	1,159,122	289,780	8/13/2015	8/13/2028	5.25	75	445310	MD
161	11835	7698165007	EL SOL	150,000	80,673	12,101	7/30/2015	8/10/2025	5.25	85	451120	CA
162	11837	7711945000	TOMATO MARKET	1,638,000	1,450,312	362,578	7/14/2015	8/24/2040	4.50	75	445110	CA
163	11839	7785035001	NEW CARLE PLACE FARM INC.	150,000	26,573	3,986	7/31/2015	12/1/2021	5.75	85	445110	NY
164	11841	7762885006	SHIRAYURI LLC	750,000	664,814	166,203	7/22/2015	7/24/2040	4.75	75	624410	CA
165	11847	7805405003	DILLON &STEVE'S AUTO BODY	587,000	520,108	130,027	8/5/2015	8/7/2040	4.75	75	811121	CA

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
166	11849	7917445009	FLYERS VALERO	1,900,000	1,709,323	427,331	9/25/2015	10/5/2040	5.25	75	447110	CA
167	11851	7792085003	HANDS TO HOLD, INC.	310,000	170,898	42,724	8/11/2015	8/18/2025	5.50	75	812113	CA
168	11852	7824445010	UMGEE U.S.A., INC.	2,550,000	2,249,507	562,377	8/13/2015	9/16/2040	4.25	75	424330	CA
169	11853	7824485000	UMGEE U.S.A., INC.	2,450,000	2,164,872	541,218	8/13/2015	9/16/2040	4.25	75	424330	CA
170	11854	7827455008	SUPER 8	1,809,000	1,634,347	408,587	8/14/2015	8/26/2040	5.00	75	721110	AK
171	11856	7866975003	NAIL CITY	140,000	80,364	12,055	11/4/2015	11/12/2025	6.00	85	812113	NY
172	11860	7885895009	STREAMLINE ELECTRONIC	1,350,000	736,364	184,091	9/16/2015	9/18/2025	6.00	75	334413	CA
173	11861	7837095000	LOWRY LIQUORS	724,500	398,676	99,669	8/20/2015	9/4/2025	5.50	75	445310	CO
174	11864	7885245002	SODA BAY MARKET, INC.	300,000	239,694	59,923	9/18/2015	9/25/2040	5.25	75	445120	CA
175	11866	7882925010	3 STAR FOOD & LIQUOR	670,000	371,108	92,777	9/14/2015	9/21/2025	5.75	75	445310	CA
176	11867	7892065005	ROYAL CLEANERS	93,000	51,630	7,745	9/24/2015	9/30/2025	6.00	85	812320	CA
177	11869	7939295002	LOUIS LIQUOR	350,000	197,376	49,344	10/9/2015	11/5/2025	5.25	75	445310	CA
178	11870	7848295007	HELLO SUSHI	120,000	46,101	6,915	8/28/2015	9/1/2025	5.50	85	722511	CA
179	11876	7866715006	RUMBLE FISH	240,000	106,054	26,513	9/4/2015	9/11/2025	6.00	75	722511	CA
180	11880	7917475007	STAR COIN LAUNDRY	1,510,000	1,168,620	292,155	10/28/2015	10/29/2031	5.00	75	812310	GA
181	11881	7884055002	TONYMOLY HAWAII INC	250,000	136,943	34,236	9/15/2015	9/18/2025	5.25	75	446120	HI
182	11886	7921695006	COLOMA GROCERY	650,000	584,702	146,175	9/29/2015	10/5/2040	5.25	75	445110	CA
183	11887	7911055009	CARMELA ICE CREAM COMPANY	250,000	139,842	34,961	10/1/2015	10/7/2025	5.50	75	722513	CA
184	11890	7926105003	HONG KONG EXPESS	150,000	61,679	9,252	10/15/2015	10/15/2023	6.00	85	722513	CA
185	11891	7957435000	YEOMIJI INC	175,000	60,589	15,147	10/27/2015	10/27/2023	5.75	75	722511	NY
186	11894	7921715010	CAFÉ BLEU	650,000	379,359	94,840	9/29/2015	9/30/2025	5.25	75	722511	CA
187	11895	7972885004	STEELE CREEK CAFÉ	1,026,000	919,740	229,935	10/29/2015	10/30/2040	5.00	75	722511	NC
188	11897	7945385001	JNY ACCOUNTANCY INC	120,000	66,746	10,012	10/13/2015	10/22/2025	5.25	85	541211	CA
189	11899	7958995006	GARDEN OF THE GODS MOTEL	1,160,000	1,031,827	257,957	10/20/2015	10/20/2040	4.50	75	721110	CO
190	11903	8049175004	ADJ FINISHING, INC.	1,000,000	897,116	224,279	11/19/2015	11/30/2040	5.75	75	811121	CA
191	11911	8031085003	COTTEN'S CLEANERS&LAUNDRY	250,000	91,155	22,789	11/12/2015	11/17/2025	5.50	75	812320	TX
192	11915	8061095007	DENTAL EVOLUTIONS, INC.	300,000	171,133	42,783	11/24/2015	12/4/2025	5.75	75	339116	CA
193	11917	8020925000	TERIYAKI TIME II	105,000	60,122	9,018	11/11/2015	11/16/2025	6.00	85	722513	WA
194	11922	8025955008	WEST SHORES MARKET	695,000	614,720	153,680	11/10/2015	12/18/2040	5.50	75	445110	CA
195	11923	8025585004	DJ MARKET	140,000	80,405	12,061	11/11/2015	11/12/2025	6.00	85	445310	WA
196	11924	8061175007	# 1 WISE PODIATRY CARE, P.	1,185,000	1,071,772	267,943	12/16/2015	12/22/2040	5.50	75	621391	NY
197	11928	8054325006	FEDERAL LIQUORS	198,000	102,259	25,565	11/25/2015	12/1/2025	5.50	75	445310	CO
198	11933	8072955000	VIP BUS LEASING, LLC	635,000	364,659	91,165	12/1/2015	12/8/2025	5.25	75	485410	CA
199	11934	8099985009	24 HR SOLUTIONS PALLETS	932,000	749,074	187,269	12/14/2015	12/29/2040	5.50	75	423310	CA
200	11935	8084185002	CUPS FROZEN YOGURT	344,000	227,937	56,984	12/8/2015	12/21/2025	6.00	75	722515	CA
201	11944	8127765000	EQUITY SMART HOME LOANS,	430,000	358,335	89,584	12/21/2015	12/23/2040	5.00	75	531210	CA
202	11946	8131355009	FIRST IN SERVICE TRAVEL	500,000	290,763	72,691	12/28/2015	1/22/2026	5.25	75	812990	NY
203	11947	8141065009	DOO'S SEAFOOD	138,500	79,846	11,977	12/28/2015	12/30/2025	5.50	85	722513	GA
204	11950	8131015001	VALLEY COLLISION CENTER	150,000	86,813	13,022	1/11/2016	1/14/2026	5.00	85	811121	CA
205	11951	8135325008	HOWARD JOHNSON INN & SUIT	2,560,000	2,360,593	590,148	1/6/2016	1/13/2041	5.75	75	721110	WA
206	11954	8164895003	RJA AND COMPANY, LLC	500,000	284,795	71,199	1/13/2016	1/14/2026	4.25	75	541990	CA
207	11960	8196765004	CITY FOODS	465,000	273,276	68,319	1/26/2016	1/29/2026	5.75	75	445110	WA
208	11963	8186355006	CELEBRITY CARWASH AND MAI	3,292,500	3,016,993	754,248	2/2/2016	2/3/2041	5.00	75	811192	TX
209	11964	8252495001	SMILE PEDIATRIC THERAPY &	360,000	192,763	48,191	2/24/2016	2/28/2026	5.25	75	621340	CA
210	11965	8193505001	YUKI'S JAPANESE AT HILLSB	175,000	102,858	25,714	1/26/2016	1/29/2026	5.75	75	722511	OR
211	11967	8198805007	YAMATO RESTAURANT	350,000	185,661	46,415	1/27/2016	2/2/2025	6.00	75	722511	CA
212	11968	8230795007	XPRESS CAR WASH	2,796,000	2,539,539	634,885	2/9/2016	2/11/2041	5.25	75	811192	CA
213	11969	8197015004	BON TON CLEANERS	393,000	206,383	51,596	1/28/2016	2/4/2026	6.00	75	812320	WA
214	11970	8241655006	SUNNY FOOD MARKET	260,000	148,999	37,250	2/26/2016	3/15/2026	5.25	75	445310	CA
215	11971	8224675010	EL POLLO NORTENO	796,000	721,106	180,276	2/16/2016	3/9/2041	5.00	75	722513	CA
216	11972	8216775005	SNOW WHITE BEAUTY STUDIO	384,000	330,921	82,730	2/9/2016	2/11/2041	5.50	75	812112	CO
217	11977	8395465000	SUBWAY 3257	320,000	113,536	28,384	4/20/2016	4/27/2023	6.00	75	722513	CA
218	11980	8245255001	RAINIER CHEVRON	150,000	91,138	13,671	3/1/2016	3/8/2026	6.00	85	447110	WA
219	11981	8245455002	K & J MART / APPLE FOOD MA	93,000	56,497	14,124	3/1/2016	3/8/2026	6.00	75	445120	WA
220	11985	8252385003	APIIS SECURITIES, INC.	300,000	177,110	44,278	2/22/2016	2/24/2026	5.25	75	524210	CA
221	11987	8284085001	PRONTO COIN LAUNDRY	150,000	89,788	13,468	3/9/2016	3/18/2026	5.25	85	812310	CA
222	11988	8291585007	QUALITY INN & SUITES	4,734,000	4,341,286	1,085,321	3/11/2016	3/16/2041	4.75	75	721110	CO
223	11990	8285395002	EPPEK LLC	246,000	224,648	56,162	3/7/2016	3/9/2041	5.50	75	517919	CA
224	11991	8318685003	SLPMSTR NURSE ANESTHESIA	200,000	38,771	9,693	3/22/2016	4/1/2026	5.75	75	621399	CA
225	11992	8320055001	ICHI ROLL WOK & TERIYAKI	150,000	58,906	8,836	3/23/2016	3/31/2026	5.25	85	722511	WA
226	11994	8332385003	LOS ANGELES PLUMBING & BA	320,000	146,745	36,686	3/28/2016	4/1/2026	5.75	75	238220	CA
227	11995	8338865006	WINCHESTER SHELL	635,000	385,471	96,368	3/29/2016	4/1/2026	5.25	75	447110	CA
228	11997	8308195005	BELLTOWN MARKET	350,000	215,601	53,900	4/13/2016	4/15/2026	6.00	75	445110	WA
229	12000	8326915000	DINER BAKERY COMPANY	150,000	91,341	13,701	3/25/2016	3/29/2026	6.00	85	722511	GA
230	12001	8373585000	WEST STAR HOTEL	1,240,000	1,123,737	280,934	4/14/2016	4/20/2041	4.75	75	721110	NV
231	12002	8371745007	FASHION CLEANERS	177,000	102,847	-	4/13/2016	4/15/2026	8.00	75	812320	GA
232	12003	8365755003	A.R. MALIK INC	2,370,000	2,147,919	536,980	4/7/2016	4/11/2041	4.75	75	447110	TX
233	12008	8437995005	S & S CONTRACTOR	150,000	92,057	13,808	5/4/2016	5/5/2026	5.75	85	238140	NY
234	12010	8536515007	GUZMAN TIRE CORP.	262,000	239,615	59,904	6/14/2016	6/22/2041	5.25	75	811111	CA
235	12017	8474585010	CATHCART CHEVRON & JET CI	1,988,500	1,822,096	455,524	5/19/2016	6/15/2041	5.25	75	447110	WA
236	12022	8489765008	YOGURTLAND	414,000	254,710	63,678	5/24/2016	5/27/2026	5.25	75	445299	CA
237	12028	8568875004	SOHAN LIQUOR MARKET	198,000	125,101	31,275	6/27/2016	7/26/2026	5.50	75	445310	CA
238	12029	8530125007	BEST WESTERN RANCHO GRAND	4,034,000	3,456,317	864,079	6/28/2016	6/30/2041	4.75	75	721110	AZ
239	12030	8583615005	SUBWAY # 10252	300,000	190,340	47,585	7/26/2016	8/10/2026	6.00	75	722513	CA
240	12032	8545345006	RODEWAY INN CHARLOTTE	570,000	520,619	130,155	6/20/2016	6/23/2041	5.00	75	721110	NC
241	12034	8566715009	TERIYAKI TIME	175,000	110,661	27,665	6/28/2016	6/30/2026	6.00	75	722513	WA
242	12037	8583835001	DONOR DETECTIVES	248,000	157,607	39,402	7/20/2016	7/29/2026	5.50	75	541613	CA
243	12038	8588435009	JEFFERSON MARKET	365,000	199,983	49,996	7/5/2016	7/12/2026	6.00	75	445310	CA
244	12039	8635625000	MAGDALENA LEESIANA SIMSIH	765,000	701,878	175,470	7/25/2016	7/28/2041	5.25	75	721110	CA
245	12040	8607425002	FUSION SUSHI	600,000	378,579	94,645	7/14/2016	7/21/2026	5.25	75	722511	CA
246	12044	8649465001	OPAK	100,000	64,217	9,633	8/1/2016	8/4/2026	5.75	85	425120	CA
247	12045	8635145009	SHEDOOR INTERNATIONAL, LL	1,320,000	1,201,219	300,305	7/25/2016	7/26/2041	4.75	75	624190	CA
248	12047	8682055009	KS CLEANERS TWO	168,000	101,694	25,424	8/15/2016	8/26/2026	5.75	75	812320	MD
249	12049	8687755006	CEDARS INN LEWISTON	1,140,000	1,052,078	263,019	8/18/2016	8/24/2041	5.50	75	721110	ID
250	12050	8800135000	WORLD FAMOUS GRILL	1,240,000	1,142,531	285,633	9/16/2016	10/4/2041	5.00	75	445299	CA
251	12052	8697395009	LOS CAMELLEOS TIENDA	940,000	855,892	213,973	8/22/2016	8/26/2041	5.25	75	445120	CA
252	12053	8702845008	KINGS CLEANER LLC	1,300,000	642,163	160,541	8/23/2016	8/30/2041	4.50	75	812320	VA
253	12056	8727765004	TOWN MART LIQUOR & GAS	1,440,000	1,319,920	329,980	8/30/2016	9/26/2041	4.75	75	447110	CA
254	12057	8743535005	AMERICAS BEST VALUE INN-	2,792,000	2,551,139	637,785	9/2/2016	9/8/2041	4.50	75	721110	CO
255	12061	8828495005	VERNS LIQUOR	360,000	235,369	58,842	9/21/2016	9/28/2026	5.75	75	445310	CO

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
256	12063	8805705004	CBI ENTERPRISES INC.	2,622,000	2,412,290	603,072	9/23/2016	9/27/2041	4.50	75	721110	WA
257	12066	8805065002	DRIFTWOOD MOTEL	845,000	774,531	193,633	9/28/2016	9/30/2041	4.75	75	721110	CO
258	12068	8805725010	BUONORA CHILD DEVELOPMENT	520,000	341,463	85,366	9/27/2016	9/29/2026	6.00	75	624410	CA
259	12070	8980725007	APPLEGATE'S CUSTOM COUNTE	205,000	150,946	37,737	10/25/2016	10/28/2041	5.00	75	238990	CA
260	12074	8886035005	FAIRWAY GROCERY	268,000	246,185	61,546	10/5/2016	10/7/2041	4.75	75	445110	WA
261	12075	8989215003	MAMA LION	800,000	591,967	147,992	10/26/2016	11/10/2026	5.75	75	722511	CA
262	12077	8939785001	KOKO N PIZZA	85,000	57,167	8,575	10/17/2016	11/14/2026	6.00	85	722511	CA
263	12079	8939835003	KC FASHION & SHOES, LLC	238,000	219,271	54,818	10/13/2016	10/20/2041	5.00	75	448190	CO
264	12080	9496555007	SUBWAY #43995	122,000	86,844	13,027	5/22/2017	5/23/2027	5.50	85	722513	CA
265	12081	8965875008	CHECKERS FOOD MART	350,000	322,261	80,565	11/1/2016	11/4/2041	4.75	75	447110	WA
266	12084	8998395002	ECONOMY INN	495,000	319,393	79,848	10/26/2016	11/14/2041	5.25	75	721110	NM
267	12085	9008135001	ELITE PROVIDER URGENT	615,000	417,042	104,260	11/2/2016	12/14/2026	5.75	75	622110	CA
268	12086	9018545010	OXNARD FAMILY DENTISTRY	465,000	429,390	107,348	11/3/2016	11/9/2041	5.00	75	621210	CA
269	12090	9095345002	VACAVILLE FOOD & LIQUOR	280,000	188,976	47,244	11/29/2016	12/9/2026	5.50	75	445310	CA
270	12091	9136225009	BIRRIERIA JALISCO	385,000	280,645	70,161	12/13/2016	4/4/2027	5.75	75	722511	CA
271	12092	9098745010	TOKYO STEAK HOUSE	400,000	268,847	67,212	12/6/2016	12/12/2026	5.25	75	722511	WA
272	12093	9087865005	BIG JO'S	150,000	91,355	13,703	11/29/2016	11/30/2026	5.50	85	722513	CA
273	12094	9111775003	NA NA TERIYAKI	150,000	92,797	13,920	12/9/2016	12/15/2026	5.25	85	722511	WA
274	12095	9103905005	COUNTRY BOY MART	1,200,000	1,011,795	252,949	12/8/2016	12/19/2041	5.00	75	445120	WA
275	12100	9172175004	EAST BAY SUPER PRINT	150,000	72,389	10,858	12/22/2016	12/30/2023	6.00	85	323111	CA
276	12101	9293935003	BEN N LIN	1,245,000	1,154,361	288,590	3/15/2017	3/29/2042	4.75	75	531120	CA
277	12102	9158775000	B & EC, INC.	2,100,000	1,934,214	483,554	12/15/2016	12/19/2041	4.75	75	424310	CA
278	12105	9151795003	JAMES KIM, DDS, A PROFESS	349,000	321,089	80,272	12/14/2016	12/19/2041	4.50	75	621210	CA
279	12107	9177565002	EL SOBRANTE ARCO	1,525,000	1,417,244	354,311	3/16/2017	4/13/2042	4.75	75	447110	CA
280	12108	9183975003	DAE GEE	150,000	78,015	11,702	12/27/2016	12/29/2026	5.50	85	722511	CO
281	12109	9207485004	BOOTLEGGERS BAR & GRILL	175,000	120,239	30,060	1/9/2017	1/17/2027	6.00	75	722410	WA
282	12115	9228415004	DOLCE CONCERTO	567,000	395,881	98,970	1/20/2017	3/28/2027	5.50	75	722511	CA
283	12116	9327895003	WESTSIDE CONVENIENCE STOR	2,700,000	2,510,057	627,514	3/13/2017	3/16/2042	5.00	75	447190	CO
284	12118	9270105009	ZPIZZA	252,000	167,051	41,763	2/9/2017	2/21/2027	5.50	75	722513	CA
285	12119	9247175010	GLOBAL LAW GROUP CORPORAT	2,940,000	2,752,451	688,113	2/1/2017	2/2/2042	4.75	75	541110	CA
286	12120	9261535007	POKIRRITO	150,000	100,861	15,129	2/7/2017	2/16/2026	5.75	85	722511	CA
287	12122	9250115004	JNC ENTERPRISES, INC	315,000	292,992	73,248	1/31/2017	2/1/2042	5.25	75	722511	WA
288	12123	9247085007	RUMBLE FISH	200,000	139,486	34,872	1/30/2017	3/6/2027	5.50	75	722511	CA
289	12124	9247075004	OLD SALTS MARKET & DELI	250,000	50,870	12,718	1/27/2017	2/9/2027	5.75	75	447110	WA
290	12125	9264265004	LEGACY INN	1,070,000	995,369	248,842	2/6/2017	2/13/2042	5.25	75	721110	TX
291	12126	9270115001	IGNACIO LIQUOR AND MARKET	320,000	219,836	54,959	2/9/2017	2/17/2027	5.25	75	445310	CA
292	12127	9272705005	INTERLAKE GROCERY	575,000	517,632	129,408	2/10/2017	2/14/2042	4.75	75	445310	WA
293	12128	9319795008	MEHRI SAFARI, DDS, A PROF	183,000	127,701	31,925	3/8/2017	4/4/2027	5.75	75	621210	CA
294	12129	9333875004	MAVI TURKISH ARTS	420,000	314,409	78,602	3/14/2017	3/20/2042	5.25	75	453220	CO
295	12130	9293915008	AFFORDABLE DENTAL CARE	349,000	326,814	81,703	2/21/2017	2/28/2042	6.00	75	621210	CA
296	12131	9319645009	LE VALET CLEANERS	300,000	209,231	52,308	3/6/2017	3/8/2027	5.50	75	812320	VA
297	12132	9300425002	OLYMPIC GROCERY	537,000	324,532	81,133	2/24/2017	3/2/2027	5.25	75	445310	WA
298	12133	9319655001	CLASSIC WHOLESALE	935,000	866,840	216,710	3/6/2017	3/9/2042	4.75	75	424490	CA
299	12134	9388035007	AGAPE COTTAGES	424,000	394,395	98,599	4/6/2017	4/24/2042	5.00	75	623312	CA
300	12135	9341385010	HAPPY FAMILY HOME	560,000	521,935	130,484	3/15/2017	3/20/2042	5.25	75	623311	WA
301	12137	9344085009	AMERICAN FINE FURNITURE	315,000	293,926	73,481	3/16/2017	3/17/2042	4.75	75	442110	GA
302	12138	9362195000	SUSHI HOUSE	280,000	154,322	38,580	3/23/2017	4/24/2027	5.25	75	722511	WA
303	12139	9607515010	TOBACCO CITY #2	200,000	121,811	30,453	7/17/2017	7/21/2027	5.50	75	453991	WA
304	12140	9479235003	MELODY FOOD MART	376,000	348,650	87,162	5/18/2017	5/25/2042	4.50	75	447110	WA
305	12141	9363815009	ARGO INN & SUITES	1,680,000	1,564,108	391,027	3/28/2017	4/3/2042	5.00	75	721110	CO
306	12142	9388055002	GOLDBERG'S NEW YORK BAGEL	330,000	235,802	58,950	4/21/2017	5/4/2027	5.75	75	311811	MD
307	12143	9440855004	SHIRAZ ENTERPRISES, INC.	1,130,000	1,052,713	263,178	6/9/2017	6/14/2042	4.75	75	722511	CA
308	12144	9376005001	DENTAL CARE OF LA VERNE	1,500,000	1,063,023	265,756	3/31/2017	4/13/2027	6.00	75	621210	CA
309	12146	9426425008	DJ & YUN INC	625,000	581,478	145,369	4/21/2017	5/10/2042	4.75	75	445110	WA
310	12147	9399955007	MIDWAY RCF	1,352,000	1,250,285	312,571	4/10/2017	4/12/2042	4.75	75	623990	OR
311	12148	9411695005	MAIN STREET SHELL	1,384,000	1,295,937	323,984	4/13/2017	4/18/2042	5.25	75	447110	WA
312	12149	9399995008	MIKE'S LIQUORS	2,330,000	2,161,197	540,299	4/7/2017	4/21/2042	4.75	75	445310	MD
313	12151	9447525002	TOM'S FAMOUS BURGERS	315,000	223,446	55,862	5/1/2017	5/3/2027	5.25	75	722513	CA
314	12152	9405925006	JOHN'S AUTO BODY	190,000	133,822	33,456	4/13/2017	4/14/2027	5.50	75	811111	WA
315	12153	9420305006	COLUMBIA PLACE	897,000	832,299	208,075	4/21/2017	4/26/2042	4.75	75	623110	WA
316	12155	9423215009	PARKWAY INN MOTEL	1,700,000	1,599,684	399,921	4/21/2017	4/28/2042	5.00	75	721110	CA
317	12156	9429435006	TOMO SUSHI & TERIYAKI	150,000	107,170	16,075	4/26/2017	5/1/2027	5.75	85	722513	CA
318	12157	9436185001	POWELSON NETWORK, INC.	400,000	371,126	92,781	4/26/2017	4/27/2042	4.75	75	623990	CA
319	12158	9684685008	GARDEN INN	1,282,000	1,200,463	300,116	8/28/2017	8/31/2042	5.00	75	721110	GA
320	12161	9429445009	EASTLAND PHARMACY	460,000	321,558	80,389	4/21/2017	4/26/2027	5.00	75	446110	CA
321	12162	9465285006	AMERICAS BEST VALUE INN	930,000	866,765	216,691	5/5/2017	5/9/2042	5.00	75	721110	NV
322	12163	9465295009	RODEWAY INN	1,400,000	1,304,812	326,203	5/5/2017	5/9/2042	5.00	75	721110	NV
323	12165	9447625008	WARRENTON CENTER CLEANERS	265,000	189,359	47,340	5/4/2017	5/10/2027	5.75	75	812320	VA
324	12166	9447575006	CLEAR HORIZON HOME SOLUTI	4,545,000	4,225,530	1,056,383	5/10/2017	5/19/2042	4.75	75	236118	CA
325	12167	9447565003	TROPICANA LIQUORS	1,955,000	1,826,565	456,641	5/3/2017	5/24/2042	5.25	75	445310	CA
326	12171	9498845004	KINGS SUPERMARKET, INC.	3,203,000	3,026,469	756,617	5/25/2017	5/31/2042	5.25	75	445110	CA
327	12172	9495365007	SONG'S TERIYAKI	175,000	124,121	31,030	5/23/2017	5/30/2027	5.25	75	722513	WA
328	12174	9528375007	RENATO LIMEN CALUGCUGAN,	643,000	601,934	150,483	6/8/2017	6/9/2042	5.25	75	621210	CA
329	12176	9546335010	COOS BAY HOSPITALITY, INC	2,417,000	2,260,439	565,110	6/19/2017	6/26/2042	5.25	75	721110	OR
330	12178	9547755009	TACOS SINALOA	150,000	106,680	26,670	6/16/2017	6/20/2027	4.75	75	722511	CA
331	12180	9565245002	ORANGE JULIUS	108,000	66,608	9,991	6/29/2017	7/5/2024	6.00	85	722515	WA
332	12182	9623045000	YOOCA CONSTRUCTION, INC.	150,000	109,713	16,457	7/24/2017	7/27/2027	6.00	85	236118	CA
333	12184	9625975001	EL VERANO MARKET	1,665,000	1,568,486	392,121	7/25/2017	7/31/2042	5.00	75	445310	CA
334	12185	9587795004	OKASAN TERIYAKI	120,000	74,519	11,178	7/5/2017	7/12/2027	5.75	85	722513	WA
335	12188	9610755002	DAYS INN DENVER DOWNTOWN	4,589,000	4,306,128	1,076,532	7/17/2017	7/18/2042	4.50	75	721110	CO
336	12190	9586325001	RAKIRAKI MISSION ST. SF,	340,000	263,140	65,785	8/2/2017	8/30/2027	5.75	75	722511	CA
337	12191	9812025004	AGAPE MUSIC CENTER	720,000	676,700	169,175	9/28/2017	10/12/2042	5.00	75	611692	CA
338	12192	9616575008	CHONG C. KIM MD	150,000	110,016	16,502	7/21/2017	7/25/2027	6.00	85	622110	WA
339	12193	9639825003	SINGH BROTHERS INCORPORAT	725,000	680,385	170,096	7/31/2017	8/1/2042	5.25	75	445310	NV
340	12196	9640965007	NK PROPERTIES, INC.	875,000	817,471	204,368	8/7/2017	8/10/2042	4.75	75	721110	CA
341	12197	9641255008	LIDO MOTEL, INC.	535,000	498,639	124,660	8/7/2017	8/10/2042	4.50	75	721110	CA
342	12199	9667865001	ZENESIS 26	2,800,000	2,468,082	617,020	8/14/2017	8/16/2042	4.75	75	423610	CA
343	12200	9661705009	JAY MAHAKALI, INC	586,000	548,633	137,158	8/9/2017	8/11/2042	5.00	75	445310	CA
344	12202	9684695000	BLD FRESH	525,000	497,981	124,495	8/23/2017	8/25/2042	5.75	75	722513	CA
345	12205	9726845007	AMERICAN FOOD STORE	350,000	229,394	57,348	9/22/2017	10/16/2027	5.25	75	447110	CA

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
346	12206	9742935010	SURF CITY LIQUOR	2,520,000	2,359,077	589,769	9/13/2017	9/19/2042	4.75	75	445310	CA
347	12207	2014637006	NORI PRESTO	298,000	231,369	57,842	2/1/2018	2/20/2028	5.25	75	722513	WA
348	12208	9841775005	MCCORKLE'S MARKET	438,000	410,756	102,689	10/11/2017	10/18/2042	4.75	75	445120	WA
349	12209	9729015000	PACIFIC GROCERY & DELI	1,140,000	869,087	217,272	9/14/2017	10/2/2042	5.00	75	447110	WA
350	12210	9728605009	LA MEXICANA MARKET	262,000	195,522	48,880	9/26/2017	10/5/2027	5.25	75	445110	CA
351	12211	9773145001	SUNNY'S MART	297,000	278,644	69,661	9/20/2017	9/22/2042	5.00	75	445310	WA
352	12212	9814175007	FRIENDLY LSD, INC	950,000	890,948	222,737	9/27/2017	10/19/2042	4.75	75	445120	WA
353	12213	1104487008	BARNEY & BERNIE'S GROCERY	2,966,000	2,781,638	695,410	10/26/2017	10/31/2042	4.75	75	447110	WA
354	12214	9874915006	TURNER'S LIQUOR	180,000	134,751	33,688	10/4/2017	10/18/2027	5.50	75	445310	CA
355	12216	1704137001	GARDEN SILVER TOWN	3,135,000	2,957,246	739,311	12/18/2017	12/20/2042	4.75	75	623312	CA
356	12220	1201567010	MAINSTAY SUITES	2,925,000	2,754,397	688,599	11/3/2017	11/9/2042	5.00	75	721110	AZ
357	12221	1274637008	SILVERSTONE INN AND SUITE	3,210,000	3,003,207	750,802	11/8/2017	11/10/2042	4.25	75	721110	ID
358	12223	1360077002	SAMMY'S LIQUORS	443,000	340,053	85,013	11/17/2017	12/13/2027	5.75	75	445310	DC
359	12225	1439667005	ROUND UP MOTEL	1,012,000	952,959	238,240	11/21/2017	11/30/2042	5.00	75	721110	WY
360	12226	1610027002	JOE ENTERPRISES, INC.	400,000	138,223	34,556	12/8/2017	12/18/2027	5.75	75	721110	CO
361	12227	1435607001	TWO FISH LLC	650,000	545,713	136,428	11/27/2017	12/8/2042	5.00	75	339116	WA
362	12228	1725797010	U2K, INC.	300,000	104,238	26,060	12/22/2017	12/28/2027	5.50	75	424330	CA
363	12229	1833847009	CARSON CITY INN	375,000	355,026	88,757	1/8/2018	1/16/2043	5.25	75	721110	NV
364	12230	2012557002	DOWNRIGGERS RESTAURANT	225,000	176,188	44,047	2/20/2018	2/26/2028	6.00	75	722511	WA
365	12231	1966467006	DT ASSOCIATES LLC	390,000	368,529	92,132	1/19/2018	1/24/2043	5.00	75	722410	WA
366	12232	2083067005	QUALITY INN	2,025,000	1,917,688	479,422	2/7/2018	2/28/2043	5.00	75	721110	AL
367	12233	1970877003	SUNBOW FOOD MART	595,000	559,576	139,894	1/19/2018	1/23/2043	4.75	75	445120	WA
368	12234	1980997008	ECONOMY INN	1,150,000	1,084,585	271,146	1/19/2018	1/23/2043	4.75	75	721110	WA
369	12235	1820577001	LUCKY FOOD MART	1,440,000	1,358,078	339,520	1/11/2018	1/16/2043	4.75	75	447110	WA
370	12238	2014207006	INTERNATIONAL TITLE & ESC	277,500	261,170	65,292	1/30/2018	1/30/2043	4.50	75	541191	VA
371	12239	2033237010	BOSS MARKET	595,000	562,243	140,561	1/26/2018	1/30/2043	5.00	75	445310	CA
372	12240	2014917007	PRAIRIE MARKET	320,000	302,713	75,678	2/5/2018	2/9/2043	5.00	75	445120	WA
373	12242	2033337005	WASHCO ON MILITARY INC	425,000	400,005	100,001	1/29/2018	1/31/2043	4.50	75	812310	WA
374	12244	2107927009	HANDY CORNER	700,000	662,935	165,734	2/6/2018	2/12/2043	5.00	75	447110	UT
375	12246	2166717005	MOTEL INTERNATIONAL	500,000	475,153	118,788	3/1/2018	3/1/2043	5.25	75	721110	WA
376	12247	2299707006	HISTORIAN INN	1,295,000	1,228,441	307,110	3/9/2018	3/13/2043	5.00	75	721110	NV
377	12248	2504367000	UNIVERSITY INN CHICO, LLC	770,000	731,017	182,754	6/28/2018	7/19/2043	5.25	75	721110	CA
378	12249	2262117002	DAVE'S TOWING SERVICE	1,650,000	1,559,291	389,823	2/28/2018	3/2/2043	4.50	75	488410	CA
379	12251	2289827003	RED & BLACK, LLC	380,000	301,648	75,412	3/7/2018	3/9/2028	6.00	75	722511	WA
380	12253	2336767002	CHAMPIONS TOWING LODI	360,000	345,179	86,295	3/21/2018	4/6/2043	5.25	75	488410	CA
381	12254	2362967007	SANSAI GRILL BURBANK	407,000	280,029	70,007	3/23/2018	4/23/2028	5.25	75	722513	CA
382	12255	2323427006	HAPPY FAMILY ADULT FAMILY	641,000	609,147	152,287	3/19/2018	3/22/2043	5.25	75	623311	WA
383	12256	2402617002	PAO GROUP INC	280,000	265,110	66,277	3/30/2018	4/6/2043	5.00	75	484110	CA
384	12257	2376437002	QUALITY INN SELAH	1,960,000	1,855,808	463,952	3/27/2018	3/29/2043	4.75	75	721110	WA
385	12258	2452337010	THREE GUYS CONSTRUCTION	340,000	318,520	79,630	4/12/2018	4/20/2043	5.00	75	445310	WA
386	12259	2484937007	RIO INN & SUITES	2,555,000	2,428,349	607,087	4/27/2018	6/5/2043	4.75	75	721110	CA
387	12261	2471127001	RANCH MOTEL	700,000	663,029	165,757	4/17/2018	4/19/2043	4.75	75	721110	CO
388	12262	2489247000	QUICK FIVE EXPRESS CAR WA	1,034,000	981,019	245,255	4/20/2018	4/30/2043	4.75	75	811192	CA
389	12263	2507797006	NUEVECON LLC	1,750,000	1,657,334	414,334	4/26/2018	5/9/2043	4.50	75	722410	WA
390	12264	2570897004	BLUEFIELD FUEL	2,285,000	2,163,994	540,998	5/14/2018	5/16/2043	4.50	75	447110	CA
391	12265	2529917006	CROSSROADS CAFE	125,000	99,824	14,974	5/3/2018	5/25/2028	5.50	85	722513	CA
392	12266	2529907003	AMBOY MARKET	425,000	190,640	47,660	5/10/2018	5/22/2028	5.50	75	445110	WA
393	12267	2529977002	YONAS, INCORPORATED	2,830,000	2,675,229	668,807	5/9/2018	5/23/2043	4.25	75	445310	DC
394	12268	2528907001	SURESTAY PLUS HOTEL BY BE	52,845	32,578	4,887	5/18/2018	6/11/2028	5.50	85	721110	ID
395	12269	2538877009	S N R ANGELUS OAKS, INC.	437,000	413,855	103,464	5/7/2018	5/10/2043	4.50	75	445120	CA
396	12270	2589807010	OREN PAINTING, LLC	695,000	660,534	165,134	5/25/2018	6/4/2043	4.75	75	238320	OR
397	12271	2564447002	GOLDEN MOTEUR, INC.	3,379,000	3,023,837	755,959	5/22/2018	5/30/2043	4.75	75	447110	CA
398	12272	2571027003	SELECT COIN LAUNDRY	658,000	524,152	131,038	5/15/2018	5/16/2028	5.25	75	812310	TX
399	12273	2613677009	BAYMONT INN & SUITES FORT	2,554,000	2,438,822	609,706	5/30/2018	5/31/2043	4.50	75	721110	CO
400	12275	2685847000	EVA GROUP LLC	357,000	341,942	85,486	11/7/2018	11/9/2043	5.00	75	445310	MD
401	12276	2649567002	CORPORATE EAST HOTEL	1,737,000	1,367,361	341,840	6/8/2018	6/12/2043	4.75	75	721110	KS
402	12277	2671497001	CENTRAL LIQUOR	260,000	212,206	53,052	6/18/2018	7/18/2028	6.00	75	445310	CA
403	12278	2701137000	RED ROOF INN-WARRENTON	2,440,000	2,311,863	577,966	6/28/2018	6/29/2043	4.75	75	721110	VA
404	12280	2690827010	COMFORT SUITES PHOENIX	3,000,000	2,846,252	711,563	6/20/2018	6/29/2043	4.50	75	721110	AZ
405	12281	2788727002	PIZZA CUCINA	150,000	121,457	18,219	7/30/2018	7/31/2028	5.25	85	722513	TX
406	12283	2725687006	LVGEM GROUP INC.	4,650,000	4,414,798	1,103,700	7/11/2018	7/13/2043	4.50	75	531390	CA
407	12284	2790867008	HAMID RASHEED, RASHEED AH	401,000	373,080	93,270	7/24/2018	8/17/2043	4.75	75	447110	CA
408	12285	2824487000	DJ DENTAL LAB, INC.	1,982,000	1,885,023	471,256	8/7/2018	8/10/2043	4.25	75	339116	CA
409	12286	2782667007	MOTEL 6 OF AMHERST #4742	1,470,000	1,345,415	336,354	7/25/2018	7/31/2043	4.50	75	721110	OH
410	12287	2808967002	SUPER 7 FOOD & LIQUOR	300,000	202,837	50,709	8/2/2018	8/28/2028	5.50	75	445310	CA
411	12291	2881927008	NEW MARINA MARKET	760,000	704,789	176,197	8/29/2018	10/25/2036	5.25	75	447110	CA
412	12292	2876277009	AMERICAS BEST VALUE INN	1,376,000	1,322,815	330,704	8/28/2018	8/30/2043	4.50	75	721110	TX
413	12293	2891287010	SUPER8 REDFIELD	680,000	649,710	162,428	8/30/2018	9/4/2043	5.00	75	721110	SD
414	12294	2904237006	MBHS HOTEL PARTNERS, INC.	2,720,000	2,595,120	648,780	9/7/2018	9/20/2043	4.75	75	721110	TX
415	12295	2996117001	WING STOP RESTAURANT	485,000	424,368	106,092	10/30/2018	5/2/2029	5.75	75	722511	CA
416	12297	2987667000	SUPER 7	1,089,000	1,039,975	259,994	10/5/2018	10/25/2043	4.75	75	721110	LA
417	12298	2979527004	MATSUI SUSHI	90,000	75,145	11,272	10/22/2018	10/25/2028	6.00	85	722511	VA
418	12299	2991897002	ROAD TO SEOUL	1,260,000	779,934	194,984	10/15/2018	11/8/2028	5.25	75	722511	CA
419	12300	2996537009	INLAND DYNAMIC ENTERPRISE	360,000	345,679	86,420	10/5/2018	10/11/2043	5.50	75	811111	CA
420	12301	3196987000	FAST MART	510,000	434,760	108,690	11/16/2018	1/30/2029	5.75	75	445310	CA
421	12302	3181587006	WOODART STUDIO	348,000	333,768	83,442	11/13/2018	11/16/2043	5.25	75	337212	CA
422	12303	3406797001	FIREHOUSE SUBS	310,000	264,262	66,066	12/31/2018	1/18/2029	5.75	75	722511	CA
423	12304	3309307003	QUALITY INN & SUITES	2,970,000	2,848,793	712,198	12/18/2018	12/21/2043	5.00	75	721110	LA
424	12305	3238597000	FAMILY ADULT DAY HEALTH	2,350,000	1,964,284	491,071	11/26/2018	11/30/2043	5.25	75	624120	CA
425	12306		QUALITY INN PONCA CITY	1,755,000	1,744,997	436,249	11/15/2018	11/19/2043	7.25	75	721110	OK
426	12307	3268367002	MILLENNIALS, LLC	525,000	503,557	125,889	12/3/2018	12/11/2043	5.00	75	445310	MD
427	12308	3261017010	MR. JIM'S PIZZA	80,000	67,317	10,098	11/28/2018	11/30/2028	6.00	85	722513	TX
428	12309	3369137002	JOY CARE MANAGEMENT, LLC.	3,710,000	3,571,456	892,864	12/18/2018	12/31/2043	5.00	75	623312	CA
429	12310	3407017003	KQ SHELL	1,991,000	1,909,803	477,451	1/16/2019	1/25/2044	4.75	75	447110	CA
430	12311	3406877001	SHRESTHA EMPIRE, INC.	1,100,000	1,057,773	264,443	1/9/2019	1/31/2044	5.25	75	447110	CA
431	12312	3470807007	LAS BONITAS FOODS INC	522,000	504,058	126,015	1/28/2019	2/14/2044	5.75	75	722511	CA
432	12313	3622117001	SUNSHINE CAFE & GRILL	324,000	292,274	73,069	3/27/2019	4/2/2029	5.75	75	722513	CA
433	12314	3532067006	NYAPARA, LLC	820,000	789,068	197,267	2/15/2019	2/28/2044	5.00	75	623312	WA
434	12316	3702887009	KINGSLEY PLACE ADULT	1,225,000	1,073,817	268,454	5/6/2019	5/14/2029	5.50	75	624120	CA
435	12318	3628157003	MAKI & SUSHI	150,000	130,560	19,584	4/19/2019	4/23/2029	5.50	85	722511	CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguarant eed Balance Note Date Maturity Int Rate Guarant eed Percentage Naics State 436 12319 3752997005 RODEWAY INN 2,385,000 2,290,803 572,701 5/31/2019 6/4/2044 4.50 75 721110 LA 437 12320 3785947008 LA QUINTA INN SAN ANTONIO 4,123,000 4,009,182 1,002,295 6/13/2019 6/20/2044 4.75 75 721110 TX 438 12321 3834587004 FAIRM ONT LIQUOR 1,767,000 1,714,897 428,724 7/11/2019 9/5/2044 4.75 75 445310 CA 439 12322 3830517008 STARTING GATE RESTAURANT 1,440,000 1,330,579 332,645 7/9/2019 7/15/2044 4.50 75 722511 WA 440 12323 3932627007 ARCO AMPM 5,000,000 4,846,031 1,211,508 8/27/2019 9/24/2044 4.25 75 447110 CA 441 12324 3926847007 THUNDERBIRD MOTEL 944,000 914,332 228,583 8/23/2019 8/27/2044 4.50 75 721110 TX 442 12325 3854837004 DK MARKET AND DELI INC 510,000 425,048 106,262 7/29/2019 8/22/2044 5.00 75 445310 CA 443 12326 3960807010 KNIGHTS INN 2,415,000 2,347,836 586,959 9/16/2019 9/17/2044 4.75 75 721110 VA 444 12327 3883837003 VIRGIL LAUNDRYMAT GROUP L 4,305,000 4,225,756 1,056,439 7/30/2019 8/2/2044 4.00 75 812310 CA 445 12328 3892537009 JA PETROLEUM 1,000,000 968,582 242,145 8/20/2019 8/28/2044 4.50 75 447110 CA 446 12329 3915317006 HAMPTON INN1 4,370,000 4,236,454 1,059,113 8/22/2019 8/29/2044 4.75 75 721110 AZ 447 12330 3956827002 ARCO AMPM 5,000,000 4,855,560 1,213,890 9/23/2019 10/15/2044 4.25 75 447110 CA 448 12332 3964057007 FLORII, INC. 2,650,000 2,573,444 643,361 10/2/2019 10/3/2044 4.25 75 424990 CA 449 12333 4086697000 SUPER 8 955,000 932,390 233,097 11/19/2019 12/18/2044 5.00 75 721110 NM 450 12334 4054837000 STEPHENS CITY TRUCK SERVI 1,000,000 974,091 243,523 11/22/2019 11/25/2044 4.75 75 441320 VA 451 12335 4045777004 HOLIDAY INN EXPRESS 5,000,000 4,878,130 1,219,533 11/18/2019 12/10/2044 4.75 75 721110 NM 452 12337 4045897005 LA QUINTA INN 5,000,000 4,878,130 1,219,533 11/18/2019 12/11/2044 4.75 75 721110 NM 453 12339 4077767006 L. LOVE, INC. 5,000,000 4,871,251 1,217,813 11/7/2019 11/12/2044 4.75 75 424330 CA 454 12341 4126657005 DISCOUNT LIQUOR & CIGARET 397,000 364,999 91,250 12/6/2019 12/19/2029 5.25 75 445310 CA 455 12342 4115657010 INDRENI DISCOUNT LIQUORS 400,000 372,819 93,205 11/25/2019 2/11/2030 5.25 75 445310 MD 456 12343 4160367005 HD TRUCK REPAIR & SERVICE 1,224,000 1,192,725 298,181 1/8/2020 1/8/2045 4.75 75 811111 GA 457 12344 4210097006 SUPERIOR TECH HVAC 176,000 172,247 43,062 2/6/2020 2/6/2045 4.75 75 238220 GA 458 12346 4198967003 DERBY FOOD CENTER 396,000 369,403 92,351 1/22/2020 2/28/2030 5.50 75 445110 CA 459 12347 4196197004 LAKEWOOD LODGE MOTEL 1,560,000 1,523,076 380,769 1/21/2020 1/23/2045 4.50 75 721110 CO 460 12348 4217067000 SIDHU SANTA FE MARKET INC 1,550,000 1,519,069 379,767 2/3/2020 3/4/2045 4.75 75 445310 CA 461 12349 4219807001 QUALITY INN 1,080,000 1,067,564 266,891 2/7/2020 2/10/2045 4.75 75 721110 WY 462 12350 4252517010 COMFORT SUITES SAN ANTONI 5,000,000 4,939,957 1,234,989 2/27/2020 2/28/2045 4.50 75 721110 TX 463 12352 4237427009 DAY CREEK CLEANERS 390,000 374,679 93,670 2/13/2020 2/20/2030 5.00 75 812320 CA 464 12353 6010827005 CAVETOWN LIQUORS 300,000 282,371 70,593 4/6/2020 4/10/2030 5.25 75 445310 MD 465 12354 6045747408 BETHEL PLASTICS, INC. 4,500,000 4,443,308 1,110,827 6/1/2020 6/4/2045 4.50 75 424990 CA 466 12355 3513908108 DUFFYS LIQUOR 760,000 753,668 188,417 7/20/2020 8/27/2045 5.25 75 445310 CA 467 12356 6333357806 CAL PARK LIQUOR 750,000 724,257 181,064 6/22/2020 7/10/2030 6.00 75 445310 CA 468 12357 6368858200 ZAA BUSINESS LLC 2,158,000 2,139,570 534,893 8/19/2020 8/24/2045 4.75 75 447110 TX 469 12358 6417348208 HMS MART MESQUITE 1,800,000 1,784,151 446,038 8/21/2020 8/26/2045 4.75 75 445120 TX 470 12359 6417608203 ALOHA HAWAIIAN B.B.Q. 310,000 300,051 75,013 8/21/2020 8/26/2030 5.25 75 722511 CA 471 12360 7862528206 RED ROOF INN WINCHESTER 3,730,000 3,706,481 926,620 9/17/2020 9/22/2045 5.00 75 721110 VA 472 12361 7891688207 FRIENDLY AMIGO MART 278,000 276,767 69,192 9/4/2020 9/11/2045 5.25 75 447110 TX 473 12363 8295268208 FAMILY FOOD MART 446,800 443,921 110,980 9/18/2020 9/23/2045 5.00 75 445120 TX 474 12364 8194298207 MUNNA MARKET INC 4,170,000 4,143,009 1,035,752 9/15/2020 9/25/2045 5.25 75 445110 TX 475 12365 8309698210 S & Y FOOD MART 1,245,000 1,236,642 309,161 9/21/2020 9/23/2045 4.75 75 447110 TX 476 12366 8232868203 BILLU INC. 1,810,000 1,796,895 449,224 9/15/2020 9/25/2045 4.50 75 445310 MD 477 12367 8313898203 PREETSINGH 7, INC. 1,391,000 1,381,477 345,369 9/21/2020 9/24/2045 4.75 75 447110 CA Total 469,181,145 391,958,918 96,493,252

(2)	PPP Loan Schedule

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
1	30001	6444277003	COTTEN'S CLEANERS & LAUND	38,400	14,000	-	4/20/2020	4/21/2022	1.00	100	812320	TX
2	30002	4502787003	BOSS MARKET	17,900	17,900	-	4/13/2020	4/14/2022	1.00	100	445310	CA
3	30003	5661017106	CHARLIE'S PLACE	18,700	5,000	-	4/20/2020	4/23/2022	1.00	100	722513	CA
4	30004	5376957107	HILLSMAN CENTER	57,700	57,700	-	4/20/2020	4/22/2022	1.00	100	623220	CA
5	30005	6459017009	ELWIN	122,900	122,900	-	4/20/2020	4/22/2022	1.00	100	442291	CA
6	30006	6296207001	AMEX MANUFACTURING, INC.	75,600	75,600	-	4/20/2020	4/23/2022	1.00	100	811310	CA
7	30008	6409727001	REDONDO COFFEE SHOP	31,700	31,700	-	4/20/2020	4/23/2022	1.00	100	722513	CA
8	30009	6367027004	NEW FRONTIER STEEL FABRIC	65,500	65,500	-	4/20/2020	4/23/2022	1.00	100	812990	CA
9	30011	6401307010	SICIQ	33,000	33,000	-	4/20/2020	4/23/2022	1.00	100	339999	CA
10	30012	6396157007	ICCO ACCESSORIES	44,500	44,500	-	4/20/2020	4/24/2022	1.00	100	424990	CA
11	30013	6359747008	VAGABOND INN	43,200	10,000	-	4/20/2020	4/23/2022	1.00	100	721110	NV
12	30014	6280497002	WETZEL'S PRETZELS	111,900	111,900	-	4/20/2020	4/23/2022	1.00	100	722515	CA
13	30019	6466087006	JDX BLINDS AND CURTAINS	107,900	107,900	-	4/20/2020	4/22/2022	1.00	100	442291	CA
14	30020	7194687009	HOLIDAY INN EXPRESS	76,200	76,200	-	4/20/2020	4/23/2022	1.00	100	721110	NM
15	30021	6961517001	RUMBLE FISH	71,200	71,200	-	4/16/2020	4/17/2022	1.00	100	722511	CA
16	30022	7328277000	KATIE W CHU O.D. INC.	21,200	21,200	-	4/20/2020	4/30/2022	1.00	100	621320	CA
17	30023	7360757002	LA QUINTA INN	58,700	58,700	-	4/20/2020	4/23/2022	1.00	100	721110	NM
18	30024	7330127000	LOS FELIZ CHEVRON	36,400	36,400	-	4/21/2020	4/24/2022	1.00	100	447110	CA
19	30026	7369057000	BOSS RECYCLING	16,500	16,500	-	4/13/2020	4/14/2022	1.00	100	423930	CA
20	30027	7397107010	ZENESIS 26	18,300	18,300	-	4/20/2020	4/23/2022	1.00	100	423610	CA
21	30028	7514947004	LINDA'S BEAUTY SUPPLY	32,200	32,200	-	4/20/2020	4/23/2022	1.00	100	446120	CA
22	30029	7532397009	URBAN FAB CORP.	129,700	129,700	-	4/20/2020	4/30/2022	1.00	100	424330	CA
23	30030	7554937006	APIIS FINANCIAL, INC.	63,400	63,400	-	4/20/2020	4/21/2022	1.00	100	524210	CA
24	30031	5544897102	HAMPTON INN1	82,900	82,900	-	4/20/2020	4/22/2022	1.00	100	721110	AZ
25	30032	5513317100	WETZEL'S PRETZELS	77,400	77,400	-	4/20/2020	4/23/2022	1.00	100	722515	CA
26	30033	5466377103	PIERPOINT TRANSLINE, INC	90,600	90,600	-	4/20/2020	4/22/2022	1.00	100	484110	CA
27	30034	5528607107	WETZEL'S PRETZELS	91,800	91,800	-	4/20/2020	4/23/2022	1.00	100	722515	CA
28	30035	5479567100	ECONOMY INN; LONGVIEW INN	14,100	14,100	-	4/20/2020	4/23/2022	1.00	100	721110	WA
29	30037	5503467106	WESTMINSTER EDIBLES INC.	88,600	88,600	-	4/20/2020	4/23/2022	1.00	100	722515	CA
30	30039	5504697107	FUSHION SUSHI	135,800	135,800	-	4/16/2020	4/22/2022	1.00	100	722511	CA

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
31	30040	5537637107	EYE PLACE OPTOMETRY	51,300	51,300	-	4/20/2020	4/23/2022	1.00	100	621320	CA
32	30041	5526647104	ADNANT LLC	225,700	225,700	-	4/20/2020	4/22/2022	1.00	100	541611	CA
33	30042	5620757109	WETZEL'S PRETZELS	122,300	122,300	-	4/20/2020	4/23/2022	1.00	100	722515	CA
34	30043	5549187100	EAST LAKE FOOD AND LIQUOR	43,400	43,400	-	4/20/2020	4/23/2022	1.00	100	445310	CA
35	30044	5556647105	MARINA LIQUOR	28,200	28,200	-	4/20/2020	4/23/2022	1.00	100	445310	CA
36	30045	5655557108	ROGER FOOD & LIQUOR STORE	18,300	18,300	-	4/20/2020	4/23/2022	1.00	100	445310	CA
37	30046	5649507108	QUALITY INN LONGMONT	50,700	50,700	-	4/20/2020	4/23/2022	1.00	100	721110	CO
38	30047	5642547106	LA QUINTA INN SAN ANTONIO	30,600	30,600	-	4/20/2020	4/22/2022	1.00	100	721110	TX
39	30048	5540717108	RAMEN RAKI RAKI	302,200	302,200	-	4/20/2020	4/23/2022	1.00	100	722511	CA
40	30049	5551087104	SHIRAYURI YOUCHIEN	23,200	23,200	-	4/20/2020	4/23/2022	1.00	100	624410	CA
41	30050	5634127109	SHIRAYURI YOUCHIEN	63,300	63,300	-	4/20/2020	4/23/2022	1.00	100	624410	CA
42	30051	7598557001	SUBWAY #43995	18,200	18,200	-	4/20/2020	4/24/2022	1.00	100	722513	CA
43	30053	5783997105	NEVEIN ELGALAD DDS INC	25,200	25,200	-	4/20/2020	4/24/2022	1.00	100	621210	CA
44	30054	5783177106	SEACLIFF VILLAGE CLEANERS	33,900	33,900	-	4/20/2020	4/23/2022	1.00	100	812320	CA
45	30055	7941687101	BEACH CLEANERS	19,800	19,800	-	4/20/2020	4/23/2022	1.00	100	812320	CA
46	30056	6312907109	OXNARD FAMILY DENTISTRY	49,100	49,100	-	4/20/2020	4/24/2022	1.00	100	621210	CA
47	30058	6341207110	LA MEXICANA MARKET	28,700	28,700	-	4/20/2020	4/22/2022	1.00	100	445110	CA
48	30060	5788707109	CORNER MARKET	20,500	20,500	-	4/20/2020	4/24/2022	1.00	100	445310	DC
49	30061	5788367103	MATSUI SUSHI	42,900	42,900	-	4/20/2020	4/24/2022	1.00	100	722511	VA
50	30063	6279577103	LOS ANGELES PLUMBING	313,000	313,000	-	4/20/2020	4/23/2022	1.00	100	238220	CA
51	30064	6285177108	SS KIM INVESTMENT LLC	19,700	19,700	-	4/20/2020	4/23/2022	1.00	100	812320	TX
52	30065	5787627107	DENTAL CARE OF LAVERNE	84,900	84,900	-	4/20/2020	4/24/2022	1.00	100	621210	CA
53	30066	6329747105	CJ GRAND SPA, INC.	64,500	64,500	-	4/20/2020	4/24/2022	1.00	100	812199	CA
54	30067	7644197100	VICTORY INTERNATIONAL GRO	91,500	91,500	-	4/20/2020	4/23/2022	1.00	100	424990	CA
55	30068	6294447108	MINI MARKET	28,100	28,100	-	4/20/2020	4/24/2022	1.00	100	445310	CA
56	30069	6299997108	SUNBOW FOOD MART	6,100	6,100	-	4/20/2020	4/24/2022	1.00	100	445120	WA
57	30073	5787217102	QUALITY INN SELAH	44,400	44,400	-	4/20/2020	4/24/2022	1.00	100	721110	WA
58	30074	6318837102	RODEWAY INN	57,400	57,400	-	4/20/2020	4/23/2022	1.00	100	721110	LA
59	30075	6327427110	CHECKERS FOOD MART, LLC	14,100	14,100	-	4/20/2020	4/24/2022	1.00	100	447110	WA
60	30077	7255527110	STARTING GATE RESTAURANT	47,900	47,900	-	4/20/2020	4/24/2022	1.00	100	722511	WA
61	30078	7286017102	SUPER 8	27,400	27,400	-	4/20/2020	4/24/2022	1.00	100	721110	NM
62	30079	6337677108	DUK J CORPORATION	101,900	101,900	-	4/20/2020	4/24/2022	1.00	100	236220	CA
63	30080	6308677109	THE SMILE AGENCY	125,800	125,800	-	4/20/2020	4/24/2022	1.00	100	621210	CA
64	30081	6324167109	C & H TAX & BUSINESS CONS	61,200	61,200	-	4/20/2020	4/23/2022	1.00	100	541213	CA
65	30084	5784267100	EL POLLO NORTENO	182,800	182,800	-	4/20/2020	4/24/2022	1.00	100	722513	CA
66	30085	7724317110	TOMATO MARKET	52,600	52,600	-	4/20/2020	4/24/2022	1.00	100	445110	CA
67	30087	6335197102	QUALITY INN WEST END	140,300	10,000	-	4/20/2020	4/22/2022	1.00	100	721110	VA
68	30088	6506257102	SELECT PALLET	105,300	105,300	-	4/20/2020	4/24/2022	1.00	100	423310	CA
69	30091	5785107100	PEPPER'S LIQUORS	24,100	24,100	-	4/20/2020	4/22/2022	1.00	100	445310	MD
70	30093	5781627106	SALADISH	64,700	64,700	-	4/20/2020	4/23/2022	1.00	100	722513	CA
71	30094	7750007104	IRVIN KAW DENTAL	37,700	37,700	-	4/20/2020	4/24/2022	1.00	100	621210	CA
72	30095	6333117107	BIRRIERIA JALISCO	81,000	81,000	-	4/20/2020	4/24/2022	1.00	100	722511	CA
73	30096	6343887108	LUKBHAVA, MEDICAL CORPOR	56,000	56,000	-	4/20/2020	4/20/2022	1.00	100	621111	CA
74	30097	7642857104	SIAM ELEPHANT THAI REST.	122,200	122,200	-	4/20/2020	4/24/2022	1.00	100	722513	CA
75	30098	6346277108	SUNG & HWANG LLP	89,500	4,000	-	4/20/2020	4/22/2022	1.00	100	541110	MD
76	30099	6339067106	TOM'S FAMOUS BURGERS	28,500	28,500	-	4/20/2020	4/22/2022	1.00	100	722513	CA
77	30100	6391927101	THE BLOCK AT PIKE & ROSE	305,700	10,067	-	4/20/2020	4/24/2022	1.00	100	722511	MD
78	30101	7429747107	TRINITY FUNDING, INC.	22,900	22,900	-	4/20/2020	4/22/2022	1.00	100	522310	TX
79	30102	6343347110	YOUNG'S OPTOMETRY CORPORA	17,800	17,800	-	4/20/2020	4/24/2022	1.00	100	621320	CA
80	30103	5782587109	AMERICAS BEST VALUE INN	23,200	23,200	-	4/20/2020	4/23/2022	1.00	100	721110	NV
81	30104	6339497106	RODEWAY INN	18,800	18,800	-	4/20/2020	4/23/2022	1.00	100	721110	NV
82	30105	6356687106	LEE'S GOLDEN BUDDHA IX	35,400	35,400	-	4/20/2020	4/24/2022	1.00	100	722511	GA
83	30106	5782137103	FAIRGROUND INN	44,600	44,600	-	4/20/2020	4/24/2022	1.00	100	721110	WA
84	30107	6814917101	STEELE CREEK CAFE	18,300	18,300	-	4/20/2020	4/24/2022	1.00	100	722511	NC
85	30108	6586607110	BLUEFIELD FUEL	30,000	5,000	-	4/20/2020	4/24/2022	1.00	100	447110	CA
86	30109	6465307107	SILVERLAKE RAMEN 2GO	65,100	65,100	-	4/20/2020	4/24/2022	1.00	100	722511	CA
87	30110	6496937100	SILVERLAKE RAMEN	111,400	111,400	-	4/21/2020	4/24/2022	1.00	100	722511	CA
88	30111	6525807107	SLIVERLAKE RAMEN	111,400	111,400	-	4/20/2020	4/23/2022	1.00	100	722511	CA
89	30112	6514167110	ECONO LODGE DIA	115,900	115,900	-	4/20/2020	4/23/2022	1.00	100	721110	CA
90	30113	6530067104	BEST DUMPLINGS	49,100	49,100	-	4/20/2020	4/23/2022	1.00	100	722320	NJ
91	30115	6551507104	MARINA MARKET	18,600	18,600	-	4/20/2020	4/24/2022	1.00	100	445310	CA
92	30116	6770797110	KONOR DETECTIVES	21,700	21,700	-	4/20/2020	4/24/2022	1.00	100	541613	CA
93	30117	6744087105	AUTOBOX; ROY'S AUTO	24,300	24,300	-	4/20/2020	4/24/2022	1.00	100	811111	CA
94	30118	6577517105	JOHN'S AUTO BODY	18,200	18,200	-	4/20/2020	4/24/2022	1.00	100	811111	WA
95	30119	6607917109	GILSON RESTAURANT	15,700	15,700	-	4/20/2020	4/24/2022	1.00	100	722511	WA
96	30121	6793257104	MEEREAN PLASTIC SURGERY,	35,700	14,200	-	4/20/2020	4/23/2022	1.00	100	621111	CA
97	30123	6975217104	I LOVE BBQ, INC.	92,200	92,200	-	4/20/2020	4/24/2022	1.00	100	722511	CA
98	30124	6569697102	ALEXANDER YONG-KWON CHUNG	47,400	47,400	-	4/20/2020	4/24/2022	1.00	100	621210	CA
99	30125	6585717106	LOVE SUSHI TO, INC.	51,400	51,400	-	4/20/2020	4/23/2022	1.00	100	722511	CA
100	30126	6786507109	ATRIUM MARKETPLACE	28,800	28,800	-	4/20/2020	4/24/2022	1.00	100	445120	CA
101	30127	7007987109	BAKERSFIELD SUSHI IN TOWN	89,200	89,200	-	4/20/2020	4/24/2022	1.00	100	722511	CA
102	30128	6673537100	VERTEX INTERNATIONAL, INC	108,400	108,400	-	4/20/2020	4/24/2022	1.00	100	424320	CA
103	30129	7023417102	TIFFS GAS MART	6,500	6,500	-	4/20/2020	4/24/2022	1.00	100	447110	CA
104	30130	6675367101	JJS BOUTIQUE, INC.	57,000	57,000	-	4/20/2020	4/22/2022	1.00	100	424310	CA
105	30131	7082607100	COLLEGO FUNDING	10,600	10,600	-	4/20/2020	4/24/2022	1.00	100	541990	CA
106	30132	6866117110	LOVE SUSHI HOUSE V, INC.	84,000	84,000	-	4/20/2020	4/24/2022	1.00	100	722511	CA
107	30136	7391347109	FLYERS VALERO	43,000	43,000	-	4/21/2020	4/24/2022	1.00	100	447110	CA
108	30138	6867017106	THE FLAME BROILER	6,900	6,900	-	4/20/2020	4/22/2022	1.00	100	445299	CA
109	30139	7019177110	GARDEN OF THE GODS MOTEL	24,800	24,800	-	4/20/2020	4/23/2022	1.00	100	721110	CO
110	30140	7453117106	YOGURTLAND-SAN CLEMENTE	21,800	21,800	-	4/20/2020	4/23/2022	1.00	100	445299	CA
111	30141	7336987110	YOGURTLAND-LA PAZ	19,500	19,500	-	4/20/2020	4/24/2022	1.00	100	445299	CA
112	30142	7368157102	YOGURTLAND-KALIEDOSCOPE	17,100	17,100	-	4/20/2020	4/24/2022	1.00	100	445299	CA
113	30143	7395257103	YOGURTLAND-LAGUNA NIGUEL	19,400	19,400	-	4/20/2020	4/24/2022	1.00	100	445299	CA
114	30144	7109117107	CENTRAL LIQUOR	28,400	28,400	-	4/20/2020	4/24/2022	1.00	100	445310	CA
115	30146	7152457110	SACRAMENTO EDIBLES INC.	96,500	96,500	-	4/20/2020	4/24/2022	1.00	100	722515	CA

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
116	30148	7646097109	SURESTAY PLUS HOTEL	84,000	84,000	-	4/20/2020	4/24/2022	1.00	100	721110	ID
117	30149	7261377109	KQ SHELL	22,000	5,000	-	4/20/2020	4/24/2022	1.00	100	447110	CA
118	30150	7947137101	PHOENIX NAILS	10,800	10,800	-	4/21/2020	4/24/2022	1.00	100	812113	IL
119	30151	7292427103	BONSAI GARDEN SUSHIBAR	85,700	85,700	-	4/20/2020	4/24/2022	1.00	100	722511	CA
120	30153	7666967107	M &B PETROLEUM INC.	55,000	55,000	-	4/20/2020	4/24/2022	1.00	100	447110	CA
121	30154	7977527101	WOW YANAGI SUSHI	51,100	51,100	-	4/20/2020	4/24/2022	1.00	100	722511	CA
122	30155	7966557104	NAIL STORY	22,800	22,800	-	4/21/2020	4/24/2022	1.00	100	812113	IL
123	30156	7710857107	HOWARD JOHNSON INN & SUIT	46,700	46,700	-	4/20/2020	4/24/2022	1.00	100	721110	WA
124	30157	7711227108	RIVIERA QUALITY CLEANERS	20,000	20,000	-	4/20/2020	4/22/2022	1.00	100	812320	CA
125	30158	7985367101	EASTERN BRIDGE FOOS	31,500	31,500	-	4/20/2020	4/24/2022	1.00	100	424410	CA
126	30159	8007587101	PHILLIP Z.H. KAW	58,000	58,000	-	4/20/2020	4/24/2022	1.00	100	621210	CA
127	30160	9070457105	VALERIE TRADING, INC.	65,800	65,800	-	4/20/2020	4/24/2022	1.00	100	423990	CA
128	30161	9143507109	SIAM IMPERIAL LLC	54,300	54,300	-	4/20/2020	4/24/2022	1.00	100	722511	CA
129	30162	9082297102	VIVA TACOS LA ESTRELLA	95,100	95,100	-	4/20/2020	4/24/2022	1.00	100	722511	CA
130	30163	9062687104	ELSA PAO, O.D., INC.	60,700	60,700	-	4/20/2020	4/24/2022	1.00	100	621320	CA
131	30164	9177967105	FAST STOP FOOD STORE	14,400	14,400	-	4/20/2020	4/24/2022	1.00	100	445310	CA
132	30165	9140967101	FAST STOP FOOD STORE	8,800	8,800	-	4/20/2020	4/24/2022	1.00	100	445120	CA
133	30166	9196347102	SELECT COIN LAUNDRY	41,600	41,600	-	4/20/2020	4/24/2022	1.00	100	812310	TX
134	30167	9927577106	COLOMA GROCERY	13,400	13,400	-	4/20/2020	4/24/2022	1.00	100	445110	CA
135	30168	9141087110	CARSON CITY INN	16,000	16,000	-	4/20/2020	4/24/2022	1.00	100	721110	NV
136	30169	9189867107	BAYMONT INN & SUITES FORT	81,700	81,700	-	4/20/2020	4/24/2022	1.00	100	721110	CO
137	30171	9688687106	ARCO AMPM	43,000	43,000	-	4/20/2020	4/24/2022	1.00	100	447110	CA
138	30172	9391377106	VIVA TACOS LA ESTRELLA CO	22,300	22,300	-	4/20/2020	4/24/2022	1.00	100	722511	CA
139	30173	9794767110	ARCO AMPM	16,400	16,400	-	4/20/2020	4/24/2022	1.00	100	447110	CA
140	30174	9757427103	ARCO AMPM	20,300	20,300	-	4/20/2020	4/24/2022	1.00	100	447110	CA
141	30175	9828007104	OZEN JAPANESE RESTAURANT	104,300	104,300	-	4/20/2020	4/24/2022	1.00	100	722511	CA
142	30176	9957757102	HOLLYWOOD BRANDED INC.	70,900	70,900	-	4/20/2020	4/24/2022	1.00	100	541810	CA
143	30177	9892257103	WONDER PRESCHOOL & LEARNI	87,000	87,000	-	4/20/2020	4/24/2022	1.00	100	624410	CA
144	30178	9967367107	ROUND UP MOTEL	29,600	29,600	-	4/20/2020	4/24/2022	1.00	100	721110	WY
145	30180	1059707209	DORY COCINA INC.	29,800	29,800	-	4/20/2020	4/24/2022	1.00	100	722513	CA
146	30182	1192847204	PIZZA XPRESS	4,600	4,600	-	4/20/2020	4/24/2022	1.00	100	722513	UT
147	30185	1149837206	L & F ENTERPRISE, INC.	60,400	60,400	-	4/20/2020	4/24/2022	1.00	100	722513	CA
148	30186	1194477204	ALBERTO'S MEXICAN FOOD	89,100	89,100	-	4/20/2020	4/24/2022	1.00	100	722511	CA
149	30187	1258247205	ASAP MARKET 2002, LLC	48,900	48,900	-	4/20/2020	4/24/2022	1.00	100	445310	OR
150	30189	1263667207	DREAMY DELIGHTS, LLC	70,900	70,900	-	4/21/2020	4/24/2022	1.00	100	722513	CA
151	30190	1327847202	A & T PALLETS, INC.	98,300	98,300	-	4/20/2020	4/24/2022	1.00	100	423310	CA
152	30191	1322317208	VACAVILLE FOOD & LIQUOR	9,300	9,300	-	4/20/2020	4/24/2022	1.00	100	445310	CA
153	30192	1436787207	PIC & PAY MARKET; EL VERA	15,300	15,300	-	4/20/2020	4/24/2022	1.00	100	445120	CA
154	30193	1381917200	FAIRVIEW MARKET	23,900	23,900	-	4/20/2020	4/24/2022	1.00	100	445120	CA
155	30195	1257317200	A & R PALLETS, INC.	30,800	30,800	-	4/20/2020	4/24/2022	1.00	100	423310	CA
156	30196	1296117202	THE SUPERBIONICOS, INC.	28,800	28,800	-	4/21/2020	4/24/2022	1.00	100	445299	CA
157	30197	1264477200	COOS BAY HOSPITALITY, INC	39,200	39,200	-	4/20/2020	4/24/2022	1.00	100	721110	OR
158	30199	1408347207	JJ'S DELI & GROCERY & COI	20,300	20,300	-	4/21/2020	4/24/2022	1.00	100	445110	WA
159	30200	1652977210	BILL RANGEL COLOR & DESIG	14,500	14,500	-	4/20/2020	4/24/2022	1.00	100	454390	CA
160	30201	1651297205	DISCOUNT LIQUOR	11,200	11,200	-	4/20/2020	4/24/2022	1.00	100	445310	CA
161	30202	1617817202	ELMIRA LIQUORS	16,200	16,200	-	4/21/2020	4/24/2022	1.00	100	445310	CA
162	30203	1526987201	FAIRMONT LIQUOR	16,200	16,200	-	4/20/2020	4/24/2022	1.00	100	445310	CA
163	30204	1464817200	DISCOUNT LIQUOR & CIGARET	5,000	5,000	-	4/20/2020	4/24/2022	1.00	100	445310	CA
164	30205	1289277206	ACE ALLOY WHEEL	70,800	8,000	-	4/20/2020	4/24/2022	1.00	100	423110	CA
165	30206	1282407205	FAST TAX SERVICES	48,700	48,700	-	4/20/2020	4/24/2022	1.00	100	541213	CA
166	30207	1488817205	CATHCART CHEVRON & JET CI	33,000	33,000	-	4/21/2020	4/24/2022	1.00	100	447110	WA
167	30208	1594407204	MAGNA OIL LLC	23,200	23,200	-	4/21/2020	4/24/2022	1.00	100	447110	UT
168	30209	1667487208	WEST VALLEY CHEVRON	25,800	25,800	-	4/21/2020	4/24/2022	1.00	100	447110	UT
169	30210	1410457204	QUALITY INN AND SUITES	69,800	69,800	-	4/20/2020	4/24/2022	1.00	100	721110	CO
170	30211	1453967204	TOP'S ART SUPPLIES, INC.	20,700	20,700	-	4/20/2020	4/24/2022	1.00	100	451120	CA
171	30212	1450597205	AFFORDABLE DENTAL CARE	35,000	35,000	-	4/20/2020	4/24/2022	1.00	100	621210	CA
172	30213	1502867206	CARRIAGE CLEANERS	10,400	10,400	-	4/20/2020	4/24/2022	1.00	100	812320	GA
173	30214	1496507206	MAYA JEWELRY IMPORTS INC.	28,200	28,200	-	4/20/2020	4/24/2022	1.00	100	448310	CA
174	30215	1568577205	EAST BAY SUPER PRINT	69,500	69,500	-	4/20/2020	4/24/2022	1.00	100	323111	CA
175	30217	1537047207	RED TOP CONVENIENCE STORE	12,400	12,400	-	4/20/2020	4/22/2022	1.00	100	445120	MD
176	30218	1734697202	MAIN STREET SHELL	12,900	12,900	-	4/20/2020	4/24/2022	1.00	100	447110	CA
177	30219	1517307205	EK8 INC.	44,600	44,600	-	4/20/2020	4/22/2022	1.00	100	447110	MD
178	30220	1828787206	COMFOR SUITES PHOENIX NOR	64,600	64,600	-	4/20/2020	4/24/2022	1.00	100	721110	WA
179	30221	1858717208	ANIMAL BIRTH CONTROL CENT	37,300	37,300	-	4/20/2020	4/24/2022	1.00	100	541940	WA
180	30222	1600957202	L.A.CAMPER SHELLS & TRUCK	15,900	15,900	-	4/20/2020	4/24/2022	1.00	100	452319	CA
181	30223	1574207206	E.G.E. CORPORATION	61,700	61,700	-	4/20/2020	4/22/2022	1.00	100	447110	MD
182	30224	1603797208	ARCO AMPM	39,100	39,100	-	4/20/2020	4/24/2022	1.00	100	447110	CA
183	30225	1864837205	ARCO AMPM	23,300	23,300	-	4/20/2020	4/24/2022	1.00	100	447110	CA
184	30226	1808207210	WRAICH TRANSPORT, LLC	21,600	21,600	-	4/20/2020	4/24/2022	1.00	100	484110	CA
185	30227	1856327205	GREEN MANGO THAI BISTRO	62,700	62,700	-	4/20/2020	4/24/2022	1.00	100	722511	CA
186	30229	1994107207	ALBERTO'S AUTHENTIC MEX	92,700	92,700	-	4/20/2020	4/24/2022	1.00	100	445299	CA
187	30230	2423017205	BELLE'S BAGELS, INC.	64,700	64,700	-	4/20/2020	4/22/2022	1.00	100	311812	CA
188	30231	8763467008	MONEY ACCESS PLUS, INC.	5,000	5,000	-	4/16/2020	4/16/2022	1.00	100	812990	CA
189	30233	5593767203	MEHRI SAFARI, DDS, A PROF	17,400	17,400	-	4/27/2020	5/7/2022	1.00	100	621210	CA
190	30234	5260147207	LA LIBERTAD MEDICAL CLINI	421,700	421,700	-	4/27/2020	5/7/2022	1.00	100	621111	CA
191	30236	4206277205	BEST WESTERN RANCHO GRAND	78,600	78,600	-	4/27/2020	5/6/2022	1.00	100	721110	AZ
192	30238	6734837210	AQUASEA INC.	292,000	292,000	-	4/28/2020	5/8/2022	1.00	100	315220	CA
193	30239	5343867206	G.O. PALLETS, INC.	268,100	268,100	-	4/27/2020	5/5/2022	1.00	100	423310	CA
194	30240	5353157209	BUONORA CHILD DEVELOPMENT	124,600	124,600	-	4/27/2020	5/7/2022	1.00	100	624410	CA
195	30242	6260037203	MAMA LION	148,100	148,100	-	4/27/2020	5/7/2022	1.00	100	722511	CA
196	30243	5676837206	FARGO LOGISTICS INC	144,100	144,100	-	4/27/2020	5/5/2022	1.00	100	484110	CA
197	30244	6132627209	KT INDUSTRIES, INC.	141,900	141,900	-	4/27/2020	5/1/2022	1.00	100	238210	CA
198	30245	6453097206	TOI ON SUNSET	138,000	138,000	-	4/28/2020	5/7/2022	1.00	100	722511	CA
199	30246	5381297202	KABUKI JAPANESE RESTAURAN	119,600	119,600	-	4/27/2020	5/5/2022	1.00	100	722511	CA
200	30248	6664357201	MANPOWER SERVICES	122,000	122,000	-	4/28/2020	5/7/2022	1.00	100	238210	CA

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
201	30249	5700037203	SUSHI HOUSE	120,600	120,600	-	4/27/2020	5/5/2022	1.00	100	722511	WA
202	30250	8239597201	PORT OF SUBS	112,100	112,100	-	4/28/2020	5/7/2022	1.00	100	722513	NV
203	30251	5731277208	MEGACIS DENTAL LAB	108,000	108,000	-	4/27/2020	5/5/2022	1.00	100	339116	CA
204	30252	5419187200	BEST WESTERN JOSHUA TREE	103,400	103,400	-	4/27/2020	5/5/2022	1.00	100	721110	CA
205	30253	6809417208	KINGS SUPERMARKET, INC.	42,100	42,100	-	4/28/2020	5/8/2022	1.00	100	445110	CA
206	30254	4819397209	BOULEVARD APPAREL, INC.	89,800	89,800	-	4/27/2020	5/6/2022	1.00	100	424330	CA
207	30255	5918827207	NATIONWIDE PALLETS, INC.	97,500	97,500	-	4/27/2020	5/7/2022	1.00	100	423310	CA
208	30256	6229427204	HOLIDAY INN EXPRESS OF DU	95,600	95,600	-	4/27/2020	5/7/2022	1.00	100	721110	TX
209	30258	5822867203	JULIANA LIM CHB, INC.	72,500	72,500	-	4/27/2020	5/6/2022	1.00	100	488510	CA
210	30259	5650537201	HOLIDAY INN EXPRESS	82,200	82,200	-	4/28/2020	5/7/2022	1.00	100	721110	TX
211	30260	6378267208	SUPER 8	80,200	80,200	-	4/28/2020	5/7/2022	1.00	100	721110	WA
212	30261	5918727201	SCOTTS PERFORMANCE PRODUC	80,000	80,000	-	4/27/2020	5/6/2022	1.00	100	441228	CA
213	30262	6365967207	WRAICH TRAVEL PLAZA INC.	78,200	78,200	-	4/28/2020	5/7/2022	1.00	100	811111	CA
214	30263	5952747200	LAW OFFICES OF BRIAN S. W	76,800	76,800	-	4/27/2020	5/7/2022	1.00	100	541110	CA
215	30264	6190587208	KELLY SMILE DENTISTRY	72,000	72,000	-	4/27/2020	5/6/2022	1.00	100	621210	CA
216	30265	5567307201	CLINICA MEDICA LA CARIDAD	76,000	76,000	-	4/27/2020	5/6/2022	1.00	100	541990	CA
217	30266	6571427210	HOLIDAY INN EXPRESS &	68,000	68,000	-	4/28/2020	5/7/2022	1.00	100	721110	TX
218	30268	5867247209	DAYS INN DENVER DOWNTOWN	66,500	66,500	-	4/27/2020	5/6/2022	1.00	100	721110	CO
219	30269	8309717207	KENSINGTON LUGGAGE	64,900	64,900	-	4/28/2020	5/7/2022	1.00	100	453220	CA
220	30271	6228577201	ENVISION RESPONSE; BEST G	42,400	42,400	-	4/27/2020	5/6/2022	1.00	100	512110	CA
221	30272	6315307210	ECONO LODGE	52,800	52,800	-	4/27/2020	5/6/2022	1.00	100	721110	NV
222	30274	5311537207	RESTAURANT WORLD	52,000	52,000	-	4/27/2020	5/6/2022	1.00	100	423740	CA
223	30275	5721337209	MAINSTAY SUITES	50,200	50,200	-	4/27/2020	4/30/2022	1.00	100	721110	AZ
224	30277	6273597206	WD GLOBAL LOGISTICS CORP	42,000	4,000	-	4/27/2020	5/6/2022	1.00	100	488510	CA
225	30278	8218917202	DRAFT BEER INTELLIGENCE	27,800	2,000	-	4/28/2020	5/7/2022	1.00	100	312120	CA
226	30280	5560887208	CITY DENTAL CENTERS	36,600	36,600	-	4/27/2020	5/7/2022	1.00	100	621210	CA
227	30283	4996567202	ICHI ROLL WOK & TERIYAKI	26,000	26,000	-	4/27/2020	5/6/2022	1.00	100	722511	WA
228	30285	5356517205	BRIGHT STAR LOGISTICS	23,800	23,800	-	4/27/2020	5/6/2022	1.00	100	488510	CA
229	30286	5812697207	BARNEY & BERNIE'S GROCERY	22,700	22,700	-	4/27/2020	5/7/2022	1.00	100	447110	WA
230	30287	6653717207	QUALITY INN AND SUITES	22,400	22,400	-	4/28/2020	5/7/2022	1.00	100	721110	CO
231	30288	6895867209	711 AMSTERDAM, INC.	20,800	20,800	-	4/28/2020	5/7/2022	1.00	100	711510	CA
232	30289	5912087209	SUHWOO, INC.	20,800	20,800	-	4/27/2020	4/30/2022	1.00	100	315210	CA
233	30290	5830617209	NATIONWIDE HOMES AND LEND	20,800	20,800	-	4/27/2020	4/30/2022	1.00	100	531210	CA
234	30291	5351257200	K TOWN EXPRESS	20,300	4,000	-	5/6/2020	5/6/2022	1.00	100	722513	CA
235	30292	5216307210	BEAUTY R US	17,400	17,400	-	4/27/2020	5/7/2022	1.00	100	446120	TX
236	30293	5856777209	CMS FAST FOOD CORP	16,900	16,900	-	4/27/2020	5/7/2022	1.00	100	722513	CA
237	30294	5926577204	RIVER TRAIL FILMS	16,100	16,100	-	4/27/2020	5/6/2022	1.00	100	512110	CA
238	30295	6322327203	ALI GREER CO	15,000	15,000	-	4/27/2020	5/6/2022	1.00	100	511199	CA
239	30296	4192767208	QUALITY INN & SUITES	14,700	14,700	-	4/27/2020	5/7/2022	1.00	100	721110	GA
240	30298	5430777201	J'S CLEANERS & LAUNDRY	16,400	16,400	-	4/27/2020	5/7/2022	1.00	100	812320	CA
241	30300	5389047202	BEAUTY R US	11,600	11,600	-	4/27/2020	5/7/2022	1.00	100	446120	TX
242	30301	5469727205	HANDY CORNER; QUICK STOP	9,500	9,500	-	4/27/2020	5/7/2022	1.00	100	447110	UT
243	30302	5783147206	JUMBO MARKET	7,000	7,000	-	4/28/2020	5/6/2022	1.00	100	445120	CA
244	30306	4289617205	OCEAN SHORE MINI MARKET	15,000	15,000	-	4/27/2020	4/30/2022	1.00	100	445110	WA
245	30310	6816017204	CALISMOKES LLC	7,600	7,600	-	4/28/2020	5/7/2022	1.00	100	445120	CA
246	30311	8258767210	WING STOP RESTAURANT	101,900	101,900	-	4/28/2020	5/7/2022	1.00	100	722511	CA
247	30312	6264417207	FIREHOUSE SUBS	39,900	39,900	-	4/27/2020	5/6/2022	1.00	100	722511	CA
248	30313	6467097207	ROSEMONT WINE & LIQUOR	11,200	11,200	-	4/28/2020	5/7/2022	1.00	100	445310	CA
249	30314	6006767204	R & S INVESTMENT OF NEVAD	70,200	70,200	-	4/27/2020	5/6/2022	1.00	100	721110	CA
250	30315	6678497209	LOS CAMELLEOS TIENDA	12,300	12,300	-	4/28/2020	5/7/2022	1.00	100	445120	CA
251	30316	6177787204	DUBLIN VALERO INC.	58,600	58,600	-	4/27/2020	5/6/2022	1.00	100	447110	CA
252	30317	4392197208	SURF CITY LIQUOR	18,000	18,000	-	4/27/2020	5/7/2022	1.00	100	445310	CA
253	30318	4770017209	17 FOOD STORE	17,200	17,200	-	4/27/2020	5/7/2022	1.00	100	445120	CA
254	30319	6380077209	DRIFTWOOD MOTEL INC	29,200	29,200	-	4/28/2020	5/7/2022	1.00	100	721110	CO
255	30320	6432737209	RODEWAY INN CHARLOTTE	18,000	18,000	-	4/28/2020	5/8/2022	1.00	100	721110	NC
256	30321	5096907207	7-ELEVEN STORE 39621B	39,500	39,500	-	4/27/2020	5/7/2022	1.00	100	445120	CA
257	30324	5219147205	POWELSON NETWORK	52,000	52,000	-	4/27/2020	5/6/2022	1.00	100	623990	CA
258	30326	8254907207	INDIA KABAB & CURRY	39,000	39,000	-	4/28/2020	5/8/2022	1.00	100	445299	NV
259	30327	5386787206	EDGEWICK INN	63,000	63,000	-	4/27/2020	5/6/2022	1.00	100	721110	WA
260	30328	5418977210	ACCUVISION OPTOMETRY, INC	42,700	42,700	-	4/27/2020	4/30/2022	1.00	100	621320	CA
261	30329	6821387204	EXXELL CORPORATION	40,700	40,700	-	4/28/2020	5/7/2022	1.00	100	541990	CA
262	30330	6517657208	AUTOMOTIVE DESIGNS AND	148,500	148,500	-	4/28/2020	5/7/2022	1.00	100	336390	CA
263	30331	6548837206	AUTOMOTIVE DESIGNS, INC.	114,900	114,900	-	4/28/2020	5/7/2022	1.00	100	336390	CA
264	30332	6141687207	UMAMI JAPANESE RESTAURANT	59,200	59,200	-	4/27/2020	5/7/2022	1.00	100	722511	LA
265	30333	8555687206	AVA TECH LLC	57,000	57,000	-	4/28/2020	5/7/2022	1.00	100	541618	CA
266	30334	8997067205	PURE CLEANERS, INC.	42,100	42,100	-	4/28/2020	5/7/2022	1.00	100	812320	CA
267	30335	5654657210	WING STOP RESTAURANT	102,400	102,400	-	4/27/2020	5/6/2022	1.00	100	722511	CA
268	30336	8301237200	WING STOP RESTAURANT	57,500	57,500	-	4/28/2020	5/7/2022	1.00	100	722511	CA
269	30337	8899277205	STRATUS ENVIRONMENTAL	390,600	390,600	-	4/27/2020	5/7/2022	1.00	100	541620	CA
270	30338	8974387204	PREMIUM PALLET, INC.	55,900	55,900	-	4/28/2020	5/7/2022	1.00	100	423310	CA
271	30339	8504227208	TRIANGLE ELECTRIC & CONST	109,700	109,700	-	4/28/2020	5/7/2022	1.00	100	238210	CA
272	30340	8604037207	VALUED ELECTRIC, INC	18,600	18,600	-	4/28/2020	5/7/2022	1.00	100	238210	CA
273	30341	8689557208	LOVE SUSHI BLUE, INC.	45,700	45,700	-	4/28/2020	5/7/2022	1.00	100	722511	CA
274	30342	8850797207	SAKI LIQUOR	37,200	37,200	-	4/28/2020	5/7/2022	1.00	100	445310	CA
275	30343	8926957204	SUSHI GESSHIN	24,900	24,900	-	4/28/2020	5/7/2022	1.00	100	722511	CA
276	30344	9030287206	MASTER GLASS, INC.	107,900	107,900	-	4/28/2020	5/8/2022	1.00	100	238150	CA
277	30346	8728857208	#1 WISE PODIATRY CARE, P.	36,200	36,200	-	4/28/2020	5/8/2022	1.00	100	621391	NY
278	30348	8614657209	TRAVEL SQUARES, INC.	11,600	11,600	-	4/28/2020	5/8/2022	1.00	100	561510	CA
279	30349	8774777209	PACITA D. FRANCO, DDS INC	17,100	17,100	-	4/28/2020	5/8/2022	1.00	100	621210	CA
280	30350	8724757205	COASTAL DEALER SERVICES,	20,800	20,800	-	4/28/2020	5/8/2022	1.00	100	524298	CA
281	30351	8859727204	NOM NOM TERIYAKI 'N MORE	4,200	4,200	-	4/28/2020	5/8/2022	1.00	100	722511	WA
282	30352	6465017201	PRO BEAUTY OF VENTURA	25,600	25,600	-	4/28/2020	5/7/2022	1.00	100	446120	CA
283	30354	8910277207	STAR CLEANERS	14,500	14,500	-	4/28/2020	5/8/2022	1.00	100	812320	TX
284	30355	6497717204	SUSHI WOW	51,800	51,800	-	4/28/2020	5/7/2022	1.00	100	722511	NV
285	30356	9245567204	C.J. CONSTRUCTION & DEVEL	4,500	4,500	-	4/28/2020	5/7/2022	1.00	100	236220	CA

As of January 27, 2021

#	Loan Number	SBA Number	Borrower Name	Original Balance	Current GL Balance	Unguaranteed Balance	Note Date	Maturity	Int Rate	Guaranteed Percentage	Naics	State
286	30357	9409747207	KJSS GLOBAL, INC.	12,500	12,500	-	4/28/2020	5/8/2022	1.00	100	424310	CA
287	30358	9565407201	HELLO LYDIA	18,400	4,025	-	4/28/2020	5/7/2022	1.00	100	448140	CA
288	30359	1043217308	GINA BERSCHNEIDER, INC.	191,100	191,100	-	4/28/2020	5/7/2022	1.00	100	337125	CA
289	30360	1080687308	CARRIAGE CLEANERS SMYRNA	19,600	19,600	-	4/28/2020	5/7/2022	1.00	100	812320	GA
290	30361	1156417305	QUALITY SUITES HUNTSVILLE	32,500	32,500	-	4/28/2020	5/7/2022	1.00	100	721110	TX
291	30362	1206847304	SKAGIT MOTEL	27,800	27,800	-	4/28/2020	5/7/2022	1.00	100	721110	WA
292	30363	1253507310	HEIDAR BABA GRILL	61,800	61,800	-	4/28/2020	5/7/2022	1.00	100	722511	CA
293	30367	1202747301	VAGABOND INN SAN PEDRO	74,500	74,500	-	4/28/2020	5/7/2022	1.00	100	721110	CA
294	30368	1289867304	PW IMPERIAL HWY C STORE	27,100	27,100	-	4/28/2020	5/7/2022	1.00	100	445110	CA
295	30369	1224027309	CHIVAS FARM, INC.	21,100	21,100	-	4/28/2020	5/8/2022	1.00	100	445110	CA
296	30370	3567177309	RIO INN & SUITES	27,400	27,400	-	4/29/2020	5/7/2022	1.00	100	721110	CA
297	30371	9071087310	LB COLLECTION INC.	15,800	15,800	-	5/1/2020	5/7/2022	1.00	100	453998	CA
298	30373	1298407406	SERVICE PARKING CORPORATI	201,900	201,900	-	5/4/2020	5/13/2022	1.00	100	812930	CA
299	30375	1349057409	OVIDIUS KORA	20,800	1,000	-	5/4/2020	5/14/2022	1.00	100	541613	CA
300	30376	1349647409	CHASE SMITH SIMONTON	20,800	20,800	-	5/4/2020	5/13/2022	1.00	100	531210	CA
301	30377	1600307402	PANASYSTEM CORPORATION	46,800	46,800	-	5/4/2020	5/13/2022	1.00	100	454110	CA
302	30378	1675397401	17'S CLEANERS & TAILORS	16,700	16,700	-	5/4/2020	5/8/2022	1.00	100	812320	IL
303	30380	1664957408	YANG SOO PARK	32,200	32,200	-	5/4/2020	5/13/2022	1.00	100	722511	CA
304	30381	1643637407	T-SHIRT SUPER WARE HOUSE	34,100	34,100	-	5/4/2020	5/13/2022	1.00	100	448190	CA
305	30382	1635377401	PAN-AM PRIVATE PATROL	20,800	20,800	-	5/4/2020	5/13/2022	1.00	100	561612	CA
306	30383	1684197402	HANA MOTOR SERVICE, INC.	35,000	35,000	-	5/4/2020	5/14/2022	1.00	100	811111	CA
307	30384	1672657401	GREENWICH VILLAGE CAFE	16,000	16,000	-	5/4/2020	5/13/2022	1.00	100	722513	CA
308	30385	1715127407	JUSS PRODUCTIONS, INC.	7,200	7,200	-	5/4/2020	5/13/2022	1.00	100	541990	CA
309	30386	2275847400	SMILE CLEANERS, INC	14,500	14,500	-	5/5/2020	5/13/2022	1.00	100	812320	CA
310	30387	3108547401	CAPRI INN	8,900	8,900	-	5/6/2020	5/14/2022	1.00	100	721110	CA
311	30388	3334497408	KHUN DOM RESTAURANT, INC.	26,400	26,400	-	5/7/2020	5/14/2022	1.00	100	722513	CA
312	30389	3554497410	777 MOTOR INN	57,800	57,800	-	5/7/2020	5/14/2022	1.00	100	721110	CA
313	30390	5017947407	S. Y. THOMAS SONG, M.D.	76,800	76,800	-	5/11/2020	5/20/2022	1.00	100	621111	CA
314	30391	3687697404	DICKIE DOBINS CLEANERS	10,900	10,900	-	5/7/2020	5/14/2022	1.00	100	812320	CA
315	30392	5857257404	PINK HORSES, LLC	110,100	110,100	-	5/13/2020	5/21/2022	1.00	100	315280	CA
316	30393	5893667406	SHELLEY ENTERPRISES INC	15,200	15,200	-	5/13/2020	5/21/2022	1.00	100	423940	CA
317	30394	8925597408	KENSINGTON LUGGAGE	24,700	24,700	-	5/19/2020	5/28/2022	1.00	100	448320	CA
318	30395	9170537407	SALVATORE'S ON MELROSE	44,900	44,900	-	5/19/2020	5/28/2022	1.00	100	722511	CA
319	30396	9729667402	DAVE'S TOWING SERVICE	6,100	6,100	-	5/20/2020	5/28/2022	1.00	100	488410	CA
320	30397	9477247408	JAM PRO MUSIC FACTORY, LLC	125,000	125,000	-	5/20/2020	5/28/2022	1.00	100	512290	NV
321	30398	9735567403	GOLDEN INDIAN CURRY HOUSE	17,100	17,100	-	5/20/2020	5/28/2022	1.00	100	722511	WA
322	30399	9717267403	ONE STOP FOOD MART	10,900	10,900	-	5/20/2020	5/28/2022	1.00	100	445120	NV
323	30400	9717857403	JBG CARGO	13,700	13,700	-	5/20/2020	5/28/2022	1.00	100	488510	CA
324	30402	9735747409	IVERSON MALL CITGO	61,100	61,100	-	5/20/2020	5/28/2022	1.00	100	447110	MD
325	30403	1611207805	ROYAL MARKET	23,700	23,700	-	5/21/2020	5/28/2022	1.00	100	445310	NV
326	30404	1625347802	SILVER GAS AND FOOD	16,100	16,100	-	5/21/2020	5/28/2022	1.00	100	447110	CA
327	30405	1612407808	PACIFIC GROVE 76 SMOG	3,800	3,800	-	5/21/2020	5/28/2022	1.00	100	447110	CA
328	30406	2027127800	ADOSAGE COFFEE	3,800	3,800	-	5/22/2020	5/28/2022	1.00	100	722513	CA
329	30407	4061247804	ALL INDIA CAFE	68,400	68,400	-	5/27/2020	6/4/2022	1.00	100	722511	CA
330	30408	2112877807	PARADISE COMMUNITY CARE	29,500	29,500	-	5/22/2020	5/28/2022	1.00	100	621610	CA
331	30409	2105847800	ANTELOPE LIQUORS AND GAS	22,600	22,600	-	5/22/2020	5/28/2022	1.00	100	447110	CA
332	30410	2256427800	SAFE HAVEN COMMUNITY CARE	103,600	103,600	-	5/22/2020	5/28/2022	1.00	100	621610	CA
333	30411	2185827804	CLOUD9 LIQUOR & SMOKE	19,100	19,100	-	5/22/2020	5/28/2022	1.00	100	445120	NV
334	30412	2146047803	PRO-T SHIRTS OUTLET	9,900	9,900	-	5/22/2020	5/28/2022	1.00	100	448140	CA
335	30414	3407617801	LA CHOUQUETTE	30,500	30,500	-	5/26/2020	5/28/2022	1.00	100	722515	CA
336	30415	4533097806	PRESIDENT THAI CUISINE	65,000	65,000	-	5/28/2020	6/4/2022	1.00	100	722511	CA
337	30416	4099437808	TOPS ELECTRIC	24,700	24,700	-	5/27/2020	6/4/2022	1.00	100	238210	CA
338	30417	4089777801	ROLLING RICE	20,800	20,800	-	5/27/2020	6/4/2022	1.00	100	722513	CA
339	30418	4078887804	SHOE WORLD	18,800	18,800	-	5/27/2020	6/4/2022	1.00	100	448210	CA
340	30420	5117607810	NEW VERMONT AUTOCARE	14,300	14,300	-	5/29/2020	6/4/2022	1.00	100	811121	CA
341	30421	4678847807	COLOMA FOOD AND LIQUOR	17,100	17,100	-	5/28/2020	6/4/2022	1.00	100	445310	CA
342	30423	6751057802	FEEL SAFE PRIVATE SECURIT	35,500	35,500	-	6/2/2020	6/4/2022	1.00	100	561612	CA
343	30424	7625587801	Z'S PLACE	25,600	25,600	-	6/3/2020	6/10/2022	1.00	100	722513	CA
344	30425	7450277810	LOVE SUSHI HOUSE I, INC.	94,400	94,400	-	6/3/2020	6/10/2022	1.00	100	722513	CA
345	30426	7378347801	DSME MEDICINE, INC.	34,500	34,500	-	6/3/2020	6/10/2022	1.00	100	621111	CA
346	30427	7845147800	KIDDIE WORLD	11,500	11,500	-	6/4/2020	6/10/2022	1.00	100	448130	CA
347	30428	2357097905	ANAHEIM JEWELRY	33,400	33,400	-	6/11/2020	6/18/2025	1.00	100	448310	CA
348	30429	2369647901	CHUNG WOON WHOLESALE	7,600	7,600	-	6/11/2020	6/18/2025	1.00	100	424940	CA
349	30430	2359147900	J 2 FABRIC, INC.	12,700	12,700	-	6/11/2020	6/18/2025	1.00	100	315210	CA
350	30432	2415497906	FASHION BLUE INC.	28,900	28,900	-	6/11/2020	6/18/2025	1.00	100	424320	NY
351	30433	2369197908	LA SANTA AUTO	17,600	17,600	-	6/11/2020	6/18/2025	1.00	100	811191	CA
352	30434	2415237909	SHAWKI HAFFAR, M.D. A MED	7,700	7,700	-	6/11/2020	6/18/2025	1.00	100	621111	CA
353	30435	2373017903	SO CAL CHIMNEY SERVICES	8,100	8,100	-	6/11/2020	6/18/2025	1.00	100	561790	CA
354	30436	2465487901	RAPHA 365 ACUPUNCTURE	8,400	8,400	-	6/11/2020	6/18/2025	1.00	100	621399	CA
355	30437	2406317907	WONIL LEE, M.D., INC.	15,000	15,000	-	6/11/2020	6/18/2025	1.00	100	621111	CA
356	30438	2821877908	CREEK SIDE LIQUOR BAIT &	15,700	15,700	-	6/12/2020	6/18/2025	1.00	100	445310	CA
357	30439	5170577900	PJ'S FOOD AND GAS	21,200	21,200	-	6/15/2020	6/24/2025	1.00	100	447110	NV
358	30441	6521047902	SHOP N GO	17,100	17,100	-	6/16/2020	6/24/2025	1.00	100	447110	NV
359	30442	6878417909	HOLBROOK STATION MINI MAR	7,000	7,000	-	6/16/2020	6/24/2025	1.00	100	445120	NV
360	30444	7388797909	COUNTY LINE CLEANER	43,500	43,500	-	6/17/2020	6/24/2025	1.00	100	812320	CA
361	30445	7406347908	FONTANA RANCH MARKET	47,100	47,100	-	6/17/2020	6/24/2025	1.00	100	445110	CA
362	30446	7668357900	PARADISE LIQUOR FOOD	16,400	16,400	-	6/17/2020	6/24/2025	1.00	100	445310	CA
363	30448	7488597905	STUDY PLUS, INC.	13,400	13,400	-	6/17/2020	6/24/2025	1.00	100	611691	CA
364	30449	8378847901	PLEASANT POINT DENTAL	10,900	10,900	-	6/18/2020	6/24/2025	1.00	100	621210	CA
365	30451	9167887907	CHUCK'S CIRCLE C MARKET	15,000	15,000	-	6/19/2020	6/24/2025	1.00	100	447110	NV
366	30452	8767367903	3 MONKEY SMOKE SHOP	12,800	12,800	-	6/18/2020	6/24/2025	1.00	100	445120	CA
367	30453	8659047904	STAR CLEANERS	3,600	3,600	-	6/18/2020	6/24/2025	1.00	100	812320	NV
368	30454	8657737906	SIGMA IMPEX, INC.	23,400	23,400	-	6/18/2020	6/24/2025	1.00	100	424320	NJ
369	30455	1435618000	CIRCLE CK DELI & FOOD STO	20,500	20,500	-	6/22/2020	7/1/2025	1.00	100	445120	CA
370	30456	9263517901	NEIL R. SONI MD, INC.	20,800	20,800	-	6/19/2020	6/24/2025	1.00	100	621111	CA

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguaranteed Balance Note Date Maturity Int Rate Guarant eed Percentage Naics State 371 30457 1619258004 GARLOCK ROAD PRODUCTIONS 50,100 50,100 6/22/2020 7/1/2025 1.00 100 711510 CA 372 30458 1458698005 I LOVE SUSHI, INC. 34,500 34,500 6/22/2020 7/1/2025 1.00 100 722513 CA 373 30459 2069448001 LAKE TAHOE SHELL 9,500 9,500 6/23/2020 7/1/2025 1.00 100 447110 CA 374 30460 3003328002 BONNIE AND SAM HAIR SALON 11,200 11,200 6/24/2020 7/1/2025 1.00 100 812112 CA 375 30461 2052998006 YEOMIJI INC 9,200 9,200 6/23/2020 7/1/2025 1.00 100 722511 NY 376 30462 2160468008 SUPER STOP 24,100 24,100 6/23/2020 7/1/2025 1.00 100 447110 NV 377 30463 2160868010 AMPM #83544 98,900 98,900 6/23/2020 7/1/2025 1.00 100 447110 CA 378 30465 3388598002 WHOLE FRESH SEAFOOD PRODU 7,500 7,500 6/24/2020 7/1/2025 1.00 100 424460 CA 379 30466 3134928005 GOLDEN HARVEST GROUP LLC 5,900 5,900 6/24/2020 7/1/2025 1.00 100 424460 CA 380 30467 4309138001 SANG SANG DANG MEDICAL AC 32,300 32,300 6/25/2020 7/1/2025 1.00 100 621399 CA 381 30468 3929968010 TAHOE BIG CLOUDZ INC. 5,700 5,700 6/25/2020 7/1/2025 1.00 100 453991 CA 382 30469 4187518009 LAKEMILL MAXI MART 9,500 9,500 6/25/2020 7/1/2025 1.00 100 445310 NV 383 30471 4319408003 CHICAGO'S DISCOUNT CLEANE 15,100 15,100 6/25/2020 7/1/2025 1.00 100 812310 IL 384 30472 4701568006 NORTH VALLEY GROUP HOME 1 46,300 46,300 6/26/2020 7/1/2025 1.00 100 623990 CA 385 30473 4726428006 NORTH VALLEY RESIDENTIAL 42,900 42,900 6/26/2020 7/1/2025 1.00 100 623990 CA 386 30475 5993228004 BEAUMONT CAFE COUNTRY KIT 54,000 54,000 6/29/2020 7/8/2025 1.00 100 722511 CA 387 30476 4337288008 CRANKY INCORPORATED 16,600 16,600 6/25/2020 7/1/2025 1.00 100 711510 CA 388 30478 4985198003 PAWRADISE GROOMING 9,500 9,500 6/26/2020 7/1/2025 1.00 100 812910 CA 389 30479 6124648004 ESPARTO GRAB AND GO 30,100 30,100 6/29/2020 7/8/2025 1.00 100 445110 CA 390 30480 5999548007 HYUNSUK OH CHIROPRACTIC 18,900 18,900 6/29/2020 7/8/2025 1.00 100 621310 CA 391 30482 6088428010 POS360 55,500 55,500 6/29/2020 7/8/2025 1.00 100 522390 CA 392 30484 6472728000 COUNTRY WEST LIQUOR 28,200 28,200 6/30/2020 7/8/2025 1.00 100 445310 CA 393 30485 6498028000 INSURANCE AND FINANCIAL 20,800 20,800 6/30/2020 7/8/2025 1.00 100 524298 CA 394 30486 6751748009 MOUNTAIN MIKE'S PIZZA 28,900 28,900 6/30/2020 7/8/2025 1.00 100 722513 CA 395 30487 6856378001 SAVE MART LIQUOR 7,100 7,100 6/30/2020 7/8/2025 1.00 100 445120 CA 396 30488 6844958001 TAHOE KEYS LIQUOR 9,200 9,200 6/30/2020 7/8/2025 1.00 100 445310 CA 397 30489 7003338003 BIONICOS LOS MARINEROS 26,600 26,600 6/30/2020 7/8/2025 1.00 100 722513 CA 398 30490 7002658003 CELERINO'S PALLETS 36,300 36,300 6/30/2020 7/8/2025 1.00 100 423310 CA 399 30491 6957438005 GRAMAJO PALLETS, INC. 42,700 42,700 6/30/2020 7/8/2025 1.00 100 423310 CA 400 30493 7023498002 POLARIS CONSULTING LLC 9,100 9,100 6/30/2020 7/8/2025 1.00 100 541519 CA 401 30494 7007788006 REAL AUTO ELECTRIC, INC. 21,400 21,400 6/30/2020 7/8/2025 1.00 100 811118 CA 402 30496 7006768009 YOUR PLUMBING SOLUTION 27,700 27,700 6/30/2020 7/8/2025 1.00 100 238220 CA 403 30497 9468198008 WIENERSCHNITZEL #418 50,300 50,300 7/7/2020 7/16/2025 1.00 100 722513 CA 404 30498 1278678100 MILLBRAE SQUARE CHEVRON 51,200 51,200 7/9/2020 7/16/2025 1.00 100 447110 CA 405 30499 1471908110 FRIENDS LIQUOR AND CONVEN 12,300 12,300 7/9/2020 7/16/2025 1.00 100 445120 NV 406 30500 4371208108 EL DURANGO GRILL. LLC 12,700 12,700 7/16/2020 7/23/2025 1.00 100 722513 CA 407 30501 3128838104 PORT OF SUBS 62 17,700 17,700 7/14/2020 7/23/2025 1.00 100 722513 CA 408 30502 3038038107 PORT OF SUBS 216 12,000 12,000 7/14/2020 7/23/2025 1.00 100 722513 NV 409 30503 3110608107 STILLPOINT HEALTH CENTER 19,900 19,900 7/14/2020 7/23/2025 1.00 100 621310 CA 410 30504 4413188103 A & B MARKET 20,800 20,800 7/16/2020 7/23/2025 1.00 100 445120 CA 411 30505 3931188109 MOUNTAIN MIKE'S PIZZA 24,500 24,500 7/15/2020 7/23/2025 1.00 100 722511 CA 412 30506 3890888110 MONTE VISTA FOOD & LIQUOR 20,800 20,800 7/15/2020 7/23/2025 1.00 100 445310 CA 413 30507 4893338109 PICK N GO 10,100 10,100 7/17/2020 7/23/2025 1.00 100 445110 CA 414 30508 4530478106 KWIKEE MART 20,800 20,800 7/16/2020 7/23/2025 1.00 100 445110 CA 415 30509 4850448107 RAY'S FOOD CENTER 38,200 38,200 7/17/2020 7/23/2025 1.00 100 445110 CA 416 30510 7046948107 CALISTOGA LIQUOR 23,800 23,800 7/22/2020 7/30/2025 1.00 100 445120 CA 417 30511 6519518103 COUNTRY WINE AND LIQUOR 8,400 8,400 7/21/2020 7/30/2025 1.00 100 445310 CA 418 30512 6335518109 AGUITAS BAR AND GRILL 14,600 14,600 7/21/2020 7/30/2025 1.00 100 722513 NV 419 30514 7067958109 WIENERSCHNITZEL #874 26,700 26,700 7/22/2020 7/30/2025 1.00 100 722511 CA 420 30515 7463648101 CHEEMA LIQUOR STORE INC 16,800 16,800 7/23/2020 7/30/2025 1.00 100 445120 CA 421 30516 7660588106 BARBARA RECK ALPERT 18,900 18,900 7/23/2020 7/30/2025 1.00 100 531210 CA 422 30517 7650238102 KRUBIM 26 INTERNATIONAL 50,700 50,700 7/23/2020 7/30/2025 1.00 100 423690 CA 423 30519 1173528203 SMART STOP FOOD MART 36,100 36,100 7/29/2020 8/6/2025 1.00 100 447110 CA 424 30520 2943328204 NORTH NATOMAS MEDICAL 43,300 43,300 8/3/2020 8/6/2025 1.00 100 621111 CA 425 30521 9413038107 JP QUICK MART, PORT OF SU 11,600 11,600 7/28/2020 8/6/2025 1.00 100 445120 NV 426 30522 9441098100 TIME OUT BURGER, LLC 13,200 13,200 7/28/2020 8/6/2025 1.00 100 722514 CA 427 30523 9624348106 A'S DISCOUNT CIGARETTES 16,700 16,700 7/28/2020 8/6/2025 1.00 100 453991 CA 428 30524 1671698200 UNION CM INC 84,600 84,600 7/30/2020 8/6/2025 1.00 100 423840 CA 429 30525 1678108201 FRUITRIDGE QUICK MART 23,100 23,100 7/30/2020 8/6/2025 1.00 100 445310 CA 430 30526 1613368208 JEWELL CLEANERS 42,300 42,300 7/30/2020 8/6/2025 1.00 100 812320 CA 431 30527 1698658210 QUICK SAVE MARKET 13,500 13,500 7/30/2020 8/6/2025 1.00 100 445120 CA 432 30528 1983138206 LUDIA AMERICA FOUNDATION 8,000 8,000 7/31/2020 8/6/2025 1.00 100 425110 CA 433 30530 3811018208 PACIFIC FOAM, INC. 41,000 41,000 8/5/2020 8/13/2025 1.00 100 811490 CA 434 30531 2836608210 PROPELLER 5 31,400 31,400 8/3/2020 8/6/2025 1.00 100 541618 CA 435 30532 3567768207 7-ELEVEN STORE #18386D 52,900 52,900 8/4/2020 8/6/2025 1.00 100 445120 NV 436 30533 4029378205 HI & BUY 12,800 12,800 8/5/2020 8/13/2025 1.00 100 445310 CA 437 30534 4080488209 ELAN SKINCARE 10,500 10,500 8/5/2020 8/13/2025 1.00 100 812990 CA 438 30535 4150478202 DISCOUNT TOBACCO STORE 8,700 8,700 8/5/2020 8/13/2025 1.00 100 453991 CA 439 30537 4538768202 RUNJEEV G IGNATIUS 5,600 5,600 8/6/2020 8/13/2025 1.00 100 541430 CA 440 30538 5171278205 EMIL'S LIQUOR & SPORT SHO 21,300 21,300 8/7/2020 8/13/2025 1.00 100 447110 CA 441 30539 5323608208 LAW OFFICES OF ZACKY P. R 20,800 20,800 8/7/2020 8/13/2025 1.00 100 541110 CA 442 30540 5425878209 DIRECT MANUFACTURING CENT 20,800 20,800 8/7/2020 8/13/2025 1.00 100 424990 CA 443 30541 5444308208 LAS PALMAS CAFE 63,300 63,300 8/7/2020 8/13/2025 1.00 100 722511 CA 444 40001 4180828310 IDOLIAN; JEMJEM; DIGITZ 272,520 272,520 1/25/2021 1/26/2026 1.00 100 454110 CA Total 21,400,620 20,577,312

Schedule 1.1(c)

(3)	Junior TD Loan Schedule

As of January 27, 2021 # Loan Number SBA Number Borrower Name Original Balance Current GL Balance Unguaranteed Balance Note Date Maturity Int Rate Guaranteed Percentage Naics State 1 12331-C ARCO AMPM 500,000 484,700 484,700 9/23/2019 10/15/2024 4.25 - 447110 CA 2 12336-C HOILDAY INN EXPRESS 275,000 268,261 268,261 11/18/2019 12/10/2024 4.75 - 721110 NM 3 12338-C LA QUINTA INN 275,000 268,261 268,261 11/18/2019 12/10/2024 4.75 - 721110 NM 4 12340-C L. LOVE, INC. 400,000 389,674 389,674 11/7/2019 11/12/2024 4.75 - 424330 CA Total 1,450,000 1,410,896 1,410,896

Schedule 1.1(c)

Schedule 1.11

Litigation (Seller as Plaintiff)

NONE

Schedule 1.11

Schedule 2.3

Required Consents

1.	SBA respecting the transfer of the SBA Loans, Guaranteed Interests, PPP Loans, and Servicing Rights to Purchaser
2.	SBA respecting the early redemption or payoff of the Securitized Trust Debts, including the Supplemental Indentures permitting the early redemption or payoffs of the Securitized Trust Debts
3.

Wells Fargo, N.A., as Indenture Trustee, approving satisfaction of the Indenture conditions upon the effectiveness, execution, and delivery of the Supplemental Indentures permitting the early redemption or payoffs of the Securitized Trust Debts

4.

Wilmington Trust, National Association, as trustee of the Trusts, approving the execution and delivery of the Issuer Order respecting the Supplemental Indentures permitting the early redemption or payoffs of the Securitized Trust Debts and execution and delivery of the Supplemental Indentures

Schedule 2.3

Schedule 2.6

Litigation - Seller as Defendant or Third Party Action

NONE

Schedule 2.6

Schedule 2.8

Exceptions to Loan Level Warranties

NONE

Schedule 2.8

Exhibit 2.8

Loan Level Representations and Warranties

With respect to each Loan included in the Transferred Assets, Seller hereby warrants and represents, as of the Closing unless otherwise provided below, that:

1.each of the Loan Documents to which Seller is a party has been duly and validly authorized, executed and delivered by Seller, is in full force and effect with respect to Seller, and constitutes legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally;

2.as of the Business Day immediately preceding the Effective Date, the information set forth on the Schedule 1.1(c) is true and correct as to each Loan listed thereon;

3.the Loan Documents delivered to Purchaser at Closing are all of the documents and agreements entered into, executed or delivered to or by Seller or the applicable Loan Obligor in connection with such Loan, and such Loan Documents constitute the entire agreement of Assignor and such Loan Obligor with respect to such Loan and there are no other written agreements or representations, or any oral agreements, in connection therewith;

4.Other than as disclosed in this Agreement and other than any agreement delivered with the Loan Documents relating to a Loan, no Loan is subject to any debt subordination agreement, participation agreement, intercreditor agreement, owner trust agreement, purchase agreement, collateral sharing agreement, and no Loan is subject to any agreement, contract or other arrangement pursuant to which any interest in the Loan or any payment due thereunder has been sold, used as collateral, transferred to or otherwise disposed of by Seller;

5.Seller has no knowledge of any Loan Document to which the applicable Loan Obligor is a party that has not been duly and validly authorized, executed and delivered by such Loan Obligor;

6.Seller has no knowledge of any Loan Document to which the applicable Loan Obligor is a party that does not constitute the legal, valid and binding obligations of such Loan Obligor, enforceable against it in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally;

7.to Sellers’ knowledge, each such Loan Document is in full force and effect, and not subject to any valid defense, offset, claim, right of rescission or counterclaim by the Loan Obligor under such Loan Document;

8.Seller is not in breach of or default of any of its material obligations which exist at Closing under any Loan Document;

Exhibit 2.8

1

9.to Seller’s knowledge, no event has occurred which, with notice and/or lapse of time, would constitute a default by any Loan Obligor under any Loan Document with respect to such Loan;

10.Seller is in compliance in all material respects with all Laws applicable to each such Loan and Loan Documents;

11.Seller is not delinquent in the payment of any Tax or the filing of any Tax Return with respect to such Loan;

12.to Seller’s knowledge, no Loan Obligor has entered into any Loan Document for personal, family or household use or for agricultural purposes, or is required under any applicable Law to withhold from payments on any such Loan Document of any interest or other withholdings for the payment of taxes to any Governmental Authority;

13.Seller or its custodian or other bailee has in its possession a fully executed original of any loan agreement, loan and security agreement or promissory note (and an executed original or a true and correct copy of all other Loan Documents relating to the applicable Loan), and, as of the Closing Date, Seller has delivered to Purchaser each and every original in its possession or has instructed the custodian or other bailee thereof to do so;

14.As to each original promissory note evidencing a Loan delivered to Purchaser on or prior to the Closing, such Loan Document constitutes the genuine sole original counterpart thereof, and any stock certificates, securities or instruments executed and/or delivered in connection with the Loan Documents have been delivered to Purchaser;

15.Seller has no knowledge of any facts impairing the value or validity of any Loan, any rights created under the applicable Loan Documents, or the Collateral described in such Loan Documents;

16.Each Loan Document was entered into in compliance with, and complies in all material respects with, all applicable Laws and requirements with respect to the creation of the Loan Obligor’s obligations thereunder, the billing or collection of discounts, fees or similar charges, the amount of interest or other charges which may be collected, and the disclosure of discounts, fees, interest or other charges; and

17.With respect to each Lien on any Collateral, such Lien has been duly perfected by the filing of all appropriate Uniform Commercial Code financing statements (with respect to personal property Collateral) and the recordation of all appropriate real estate mortgages or deeds of trust (with respect to real property Collateral), and each such Lien is of first priority, junior only to any Lien, claim or encumbrance, restriction, consent or procedures set forth in the applicable Loan Documents.

As used in this Exhibit 2.8, the words “Seller’s knowledge” and words of similar import mean the actual knowledge, without investigation other than the proper conduct of their duties as officers and/or employees of Seller, of Young Shim or Suyong Kim.  Purchaser acknowledges that the

Exhibit 2.8

2

foregoing individuals are named solely for the purpose of defining and narrowing the scope of Seller's knowledge and not for the purpose of imposing any liability on or creating any duties running from any of such individuals to Purchaser.  None of those individuals shall have any personal liability for inaccuracy in any of the foregoing representations and warranties.

Exhibit 2.8

3